UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811-07121)

Exact name of registrant as specified in charter:	Putnam Asset Allocation Funds

Address of principal executive offices:	One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Robert T. Burns, Vice President One Post Office Square Boston, Massachusetts 02109

Copy to:	Bryan Chegwidden, Esq. Ropes & Gray LLP 1211 Avenue of the Americas New York, New York 10036

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end:	September 30, 2014

Date of reporting period :	October 1, 2013 — September 30, 2014

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

FUND SYMBOL
(CLASS A SHARES)

PAEAX

Putnam Dynamic Asset Allocation Growth Fund

Annual report
9 | 30 | 14

A world of investing.®

Putnam INVESTMENTS

ASSET ALLOCATION FUNDS invest in a mix of many different types of investments to help weather changing market environments.

Putnam Dynamic
Asset Allocation
Growth Fund

Annual report
9 | 30 | 14

Message from the Trustees	1
About the fund	2
Performance snapshot	4
Interview with your fund’s portfolio manager	5
Your fund’s performance	11
Your fund’s expenses	13
Terms and definitions	15
Other information for shareholders	16
Important notice regarding Putnam’s privacy policy	17
Trustee approval of management contract	18
Financial statements	23
Federal tax information	118
Shareholder meeting results	119
About the Trustees	120
Officers	122

Consider these risks before investing: Allocation of assets among asset classes may hurt performance. Stock and bond prices may fall or fail to rise over time for several reasons, including general financial market conditions, factors related to a specific issuer or industry and, with respect to bond prices, changing market perceptions of the risk of default and changes in government intervention. These factors may also lead to increased volatility and reduced liquidity in the bond markets. International investing involves currency, economic, and political risks. Emerging-market securities carry illiquidity and volatility risks. The fund may invest a portion of its assets in small and/or midsize companies. Such investments increase the risk of greater price fluctuations. Growth stocks may be more susceptible to earnings disappointments, and value stocks may fail to rebound. Funds that invest in government securities are not guaranteed. Mortgage-backed securities are subject to prepayment risk and the risk that they may increase in value less when interest rates decline and decline in value more when interest rates rise. Bond investments are subject to interest-rate risk (the risk of bond prices falling if interest rates rise) and credit risk (the risk of an issuer defaulting on interest or principal payments). Interest-rate risk is greater for longer-term bonds, and credit risk is greater for below-investment-grade bonds. Unlike bonds, funds that invest in bonds have fees and expenses. The use of derivatives may increase these risks by increasing investment exposure (which may be considered leverage) or, in the case of over-the-counter instruments, because of the potential inability to terminate or sell derivatives positions and the potential failure of the other party to the instrument to meet its obligations. You can lose money by investing in the fund.

Message from the Trustees

Dear Fellow Shareholder:

With the U.S. economy on firmer footing, the U.S. Federal Reserve has wound down its quantitative easing efforts, which were achieved through purchases of government securities and other financial assets. Now, a new chapter begins for the markets, including the likelihood that the central bank will initiate interest-rate increases in the middle of next year. At the same time, changes are likely at hand in fixed-income markets. With the Fed ending its asset purchases, the government will need to find other buyers for its newly issued securities.

The hope is that the recovery today is strong enough to foster self-sustaining growth without the help of the central bank. In fact, after years of modest growth, it appears that the U.S. economy is positioned to expand at a more vigorous pace, as indicated by an annualized GDP growth rate above 4% in the second quarter.

Amid these transitions, the stock market experienced high volatility, with sharp declines in October. These drops may be tied to the Ebola health crisis, ongoing global threats, and divergent growth rates between the U.S. and non-U.S. economies. Still, strong domestic growth, we believe, bodes well for corporate earnings and equity prices, even if interest rates were to rise. Also of importance, U.S. corporate revenue growth has started to bounce back.

During this transitional time for the markets and the economy, we encourage you to meet with your financial advisor to ensure that your portfolio is properly diversified and aligned with your objectives and risk tolerance. Keep in mind that Putnam offers a wide range of strategies for all environments, as well as new ways of thinking about building portfolios for today’s markets.

As always, thank you for investing with Putnam.

Respectfully yours,

Robert L. Reynolds
President and Chief Executive Officer
Putnam Investments

Jameson A. Baxter
Chair, Board of Trustees

November 10, 2014

Putnam Dynamic Asset Allocation Growth Fund

A diversified portfolio pursuing growth worldwide

Putnam Dynamic Asset Allocation Growth Fund is designed for investors seeking capital appreciation. The fund's target mix of 80% stocks and 20% bonds has been developed to pursue this goal while moderating investment volatility.

The managers believe that spreading fund holdings across a variety of asset classes can help to smooth performance compared with the more extreme market ups and downs that can happen when investing in only one type of asset.

Active global research guides our portfolio decisions

Today, trends can spread quickly from one part of the world to affect markets everywhere. The five portfolio managers of Putnam's Global Asset Allocation group have an experienced awareness of how opportunities and risks are connected across borders. They follow a disciplined process to adjust the portfolio as market conditions change.

Featured
from left to right:

Joshua B. Kutin, CFA
(industry since 1998)

James A. Fetch
(industry since 1994)

Robert J. Kea, CFA
(industry since 1988)

Robert J. Schoen
(industry since 1990)

Jason R. Vaillancourt, CFA
(industry since 1993)

Diversification can help to reduce volatility over time

With today's market volatility, investors should consider evaluating the effectiveness of a portfolio over a full market cycle. Recent history has demonstrated that a more diversified portfolio can outperform in the long run.

Diversified portfolios outperformed the all-stock portfolio

Cumulative returns: 12/31/99–9/30/14

25/75 Portfolio
60/40 Portfolio
S&P 500 Index total return
150%
120%
90%
60%
30%
0%
-30%
-60%
12/99
12/01
12/03
12/05
12/07
12/09
12/11
12/13 9/14

Note: 25/75 ➟ 25% S&P 500 Index, 75% Barclays U.S. Aggregate Bond Index; 60/40 ➟ 60% S&P 500 Index, 40% Barclays U.S. Aggregate Bond Index. Past performance is not indicative of future results. Other asset allocations may have had different returns during those time periods.

2 Dynamic Asset Allocation Growth Fund

Dynamic Asset Allocation Growth Fund 3

Performance
snapshot

Annualized total return (%) comparison as of 9/30/14

The fund — class A shares before sales charge
Putnam Dynamic Asset Allocation Growth Fund (PAEAX)
Fund's primary benchmark
Russell 3000 Index
Fund's secondary benchmark
Putnam Growth Blended Benchmark*
Fund's Lipper peer group average
Mixed-Asset Target Allocation Growth Funds
7.86
9.32
7.46
7.68
8.44
7.96
6.45
12.19
15.78
12.00
10.12
18.81
23.08
17.14
14.45
14.29
17.76
12.43
10.58
LIFE OF FUND†
(since 2/8/94)
10 YEARS
5 YEARS
3 YEARS
1 YEAR

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart do not reflect a sales charge of 5.75%; had they, returns would have been lower. See pages 5 and 11–13 for additional performance information. For a portion of the periods, the fund had expense limitations, without which returns would have been lower. To obtain the most recent month-end performance, visit putnam.com.

*Putnam Growth Blended Benchmark is a blended benchmark administered by Putnam Management and comprises 60% the Russell 3000 Index, 15% the MSCI EAFE Index (ND), 15% the Barclays U.S. Aggregate Bond Index, 5% the JPMorgan Developed High Yield Index, and 5% the MSCI Emerging Markets Index (ND).

†The fund’s secondary benchmark, the Putnam Growth Blended Benchmark, was introduced on 12/31/94, which post-dates the inception of the fund’s class A shares.

4     Dynamic Asset Allocation Growth Fund

Interview with your fund’s portfolio manager

Robert J. Kea, CFA

What was the investment environment like during the 12-month period ended September 30, 2014?

Investors benefited from strong performance in U.S. equity markets for most of the period. With the exceptions of January, July, and September 2014, the overall investing environment remained positive, as markets showed resilience in the face of the Federal Reserve tapering its bond buying, geopolitical troubles around the globe, and a first-quarter slowdown related to harsh winter weather in the United States.

In late 2013, it was unclear when the Fed would begin reducing its $85 billion-a-month bond-purchase program. In mid-December, the Fed put the tapering question to rest, announcing that it would scale back its bond purchases by $10 billion per month beginning in January 2014. Specifically, the Fed’s decision to reduce its economic stimulus program caused many to anticipate that interest rates would begin to climb, which would depress bond prices. During the final months of 2013, following the partial U.S. government shutdown in early October, equity markets around the world bounced back, posting then-record highs.

After the weather-related contraction of the U.S. economy in the first quarter of 2014, the nation’s growth rate reaccelerated. By the latter months of the period, investors were encouraged by greater clarity regarding Fed policy and steady improvement in the U.S.

Broad market index and fund performance

This comparison shows your fund’s performance in the context of broad market indexes for the 12 months ended 9/30/14. See pages 4 and 11–13 for additional fund performance information. Index descriptions can be found on page 16.

Dynamic Asset Allocation Growth Fund     5

economy, although geopolitical concerns in Ukraine and the Middle East, among others, persisted.

In the period’s final month, the Bureau of Economic Analysis adjusted second-quarter gross domestic product higher to an annual rate of 4.6%, the strongest growth since late 2011. The Fed announced at its September policy meeting that it would end its bond-buying program in October. On September 18, the S&P 500 Index notched its 34th record close of the year to date. Following this record, however, U.S. stocks retreated and market action grew more turbulent as geopolitical tensions took their toll and concerns about growth in Europe and China weighed on sentiment. Wall Street also had to face the reality that the Fed would bring its bond-buying program to a close in October and would likely start increasing short-term interest rates sometime in mid-2015. As a result, U.S. stocks ended the period on a down note.

How did the portfolio perform in this environment, and what were the key drivers of performance during the annual period?

The portfolio performed relatively well given its strategic equity and fixed-income levels. Market exposure to U.S. stocks benefited the portfolio, although a slight overweight position in small-cap stocks hurt from an asset allocation perspective. We were more underweight to duration risk — a key measure of interest-rate sensitivity — than we might normally be, although allocations to mortgage credit and prepayment risk helped fixed-income performance. In addition to asset allocation decisions, security selection within U.S. large-cap equities was a major positive contributor within the portfolio. Unlike the extremely strong performance we saw in many asset classes during 2013, the results during

Portfolio composition

Allocations are shown as a percentage of the fund’s net assets as of 9/30/14. Short-term investments and net other assets, if any, represent the market value weights of cash, derivatives, short-term securities, and other unclassified assets in the portfolio. Summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, any interest accruals, the exclusion of as-of trades, if any, and the use of different classifications of securities for presentation purposes. Holdings and allocations may vary over time.
6     Dynamic Asset Allocation Growth Fund

“Risk assets, such as U.S. stocks,
should support further growth in the
portfolio in the near term.”

Bob Kea

the duration of the reporting period were more subdued, but the value of diversification was demonstrated nonetheless.

Putnam Dynamic Asset Allocation Growth Fund produced a positive return at net asset value for the annual period ended September 30, 2014. It performed behind its primary benchmark, the Russell 3000 Index, while outperforming its secondary benchmark, Putnam Growth Blended Benchmark.

The fund maintained tactical overweights to equities relative to its secondary benchmark, with a slight bias toward U.S. stocks over international developed-market and emerging-market stocks, in order to take advantage of the more favorable economic trends in the United States. Within fixed income, the fund was positioned relative to its secondary benchmark to be underweight investment-grade bonds, given these securities’ sensitivity to rising interest rates; instead, we preferred holding more credit-sensitive issues in the portfolio. This strategy, too, proved beneficial.

Do today’s stock valuations point to a correction in the market?

It’s our view that stock market valuations may be stretched and fully valued — meaning they may be somewhat higher than normal when viewed against the market’s long-term price-to-earnings ratio. But valuations alone generally are not what brings a bull market to an end. Rather, bull markets typically lose momentum because of economic recessions or the dramatic tightening of interest rates

Top 10 holdings

This table shows the fund’s top 10 individual holdings and the percentage of the fund’s net assets that each represented as of 9/30/14. Short-term holdings, TBA commitments, and derivatives, if any, are excluded. Holdings may vary over time.
Dynamic Asset Allocation Growth Fund     7

by the Fed, and we don’t believe either of those scenarios is likely to play out in the short term. Risk assets, such as U.S. stocks, should support further growth in the portfolio in the near term, particularly in light of the slow, but ongoing, growth of the U.S. economy and the generally strong earnings by many domestic companies. Even as the Fed ends its stimulative bond-buying program, the central bank has continued to keep short-term interest rates low as it pursues an ongoing accommodative monetary policy.

How do rising geopolitical tensions factor into your current thinking about risk allocation?

We are ever mindful of the often-fractious geopolitical environment that we live in today. Throughout the period, investors grappled with geopolitical strife in Eastern Europe and the Middle East. One of the concerns we had in the final months of the period — now resolved — was the Scottish independence vote, which might have had dire consequences, not only for the United Kingdom, but also for other regions of the world currently thinking about becoming more autonomous.

What is your outlook for the coming months?

Within equities, we are not overly concerned about what we characterize as “full” valuations at the moment, given a still-accommodative Fed and the economic momentum in the United States. We believe stocks can continue to deliver decent risk-adjusted returns into 2015. We’re currently watching the credit markets closely and have begun to reduce exposure across the portfolio. We are also monitoring interest-rate-sensitive assets, given the expectation that rates will eventually rise. At the same time, however, we like the diversification

Portfolio composition comparison

This chart shows how the fund’s top weightings have changed over the past six months. Allocations are shown as a percentage of the fund’s net assets. Current period summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, any interest accruals, the exclusion of as-of trades, if any, and the use of different classifications of securities for presentation purposes. Holdings and allocations may vary over time.
8     Dynamic Asset Allocation Growth Fund

benefits of having some exposure to bonds, as they tend to be negatively correlated to equities and credit. Overall, while still somewhat constructive, we do not expect to see the same level of returns from the equity, credit, and bond markets that took place during the past three years.

We believe the United States will be the economic growth leader in the world, while the European Central Bank [ECB] continues to provide liquidity to eurozone economies, seeking to stimulate growth in the region. We think the outlook for European interest rates is more favorable than the outlook for U.S. rates because the ECB is likely to keep rates low for some time, while the Fed appears poised to begin raising rates. Accordingly, European bond markets look comparatively more appealing to us over the balance of this year and into 2015.

Thank you, Bob, for your time and insights today.

The views expressed in this report are exclusively those of Putnam Management and are subject to change. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.

Portfolio Manager Robert J. Kea is Co-Head of Global Asset Allocation at Putnam. He holds an M.B.A. from the Bentley University Graduate School of Business and a B.A. from the University of Massachusetts, Amherst. He joined Putnam in 1989 and has been in the investment industry since 1988.

In addition to Bob, your fund’s portfolio managers are James A. Fetch; Joshua B. Kutin, CFA; Robert J. Schoen; and Jason R. Vaillancourt, CFA.

ABOUT DERIVATIVES

Derivatives are an increasingly common type of investment instrument, the performance of which is derived from an underlying security, index, currency, or other area of the capital markets. Derivatives employed by the fund’s managers generally serve one of two main purposes: to implement a strategy that may be difficult or more expensive to invest in through traditional securities, or to hedge unwanted risk associated with a particular position.

For example, the fund’s managers might use currency forward contracts to capitalize on an anticipated change in exchange rates between two currencies. This approach would require a significantly smaller outlay of capital than purchasing traditional bonds denominated in the underlying currencies. In another example, the managers may identify a bond that they believe is undervalued relative to its risk of default, but may seek to reduce the interest-rate risk of that bond by using interest-rate swaps, a derivative through which two parties “swap” payments based on the movement of certain rates. In other examples, the managers may use options and futures contracts to hedge against a variety of risks by establishing a combination of long and short exposures to specific equity markets or sectors.

Like any other investment, derivatives may not appreciate in value and may lose money. Derivatives may amplify traditional investment risks through the creation of leverage and may be less liquid than traditional securities. And because derivatives typically represent contractual agreements between two financial institutions, derivatives entail “counterparty risk,” which is the risk that the other party is unable or unwilling to pay. Putnam monitors the counterparty risks we assume. For example, Putnam often enters into collateral agreements that require the counterparties to post collateral on a regular basis to cover their obligations to the fund. Counterparty risk for exchange-traded futures and centrally cleared swaps is mitigated by the daily exchange of margin and other safeguards against default through their respective clearinghouses.

Dynamic Asset Allocation Growth Fund     9

IN THE NEWS

Tumbling oil prices, which dropped at least 20% from June to October 2014, signaled the beginning of a bear market caused by a vast oversupply of oil and weakening global demand. Shale gas and oil production extraction methods have helped boost U.S. oil production to 8.7 million barrels per day in September, the highest since July 1986, according to the Energy Information Administration. This output has greatly increased oil supplies worldwide. Rather than focus on lowering production in order to push prices higher, the 12-nation Organization of Petroleum Exporting Countries (OPEC) has opted to increase output and sell off reserves at a deep discount to struggling economies in Asia and Europe. Falling demand is also playing a role in the price drop. The International Energy Agency has cut its 2014 and 2015 estimates for oil demand to levels last seen in 2009, the most recent global recessionary period. With continued downward pressure on the world’s oil markets, there is a silver lining — some U.S. drivers have seen gasoline prices dip below $3 per gallon.

10     Dynamic Asset Allocation Growth Fund

Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended September 30, 2014, the end of its most recent fiscal year. In accordance with regulatory requirements for mutual funds, we also include expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, please visit the Individual Investors section at putnam.com or call Putnam at 1-800-225-1581. Class R, R5, R6, and Y shares are not available to all investors. See the Terms and Definitions section in this report for definitions of the share classes offered by your fund.

Fund performance Total return for periods ended 9/30/14

	Class A		Class B		Class C		Class M		Class R	Class R5	Class R6	Class Y
(inception dates)	(2/8/94)		(2/16/94)		(9/1/94)		(2/3/95)		(1/21/03)	(7/2/12)	(7/2/12)	(7/14/94)
	Before sales charge	After sales charge	Before CDSC	After CDSC	Before CDSC	After CDSC	Before sales charge	After sales charge	Net asset value	Net asset value	Net asset value	Net asset value
Annual average
(life of fund)	7.86%	7.55%	7.55%	7.55%	7.03%	7.03%	7.32%	7.14%	7.58%	8.12%	8.14%	8.12%
10 years	109.66	97.60	97.90	97.90	94.83	94.83	99.51	92.53	104.04	114.69	115.19	114.64
Annual average	7.68	7.05	7.06	7.06	6.90	6.90	7.15	6.77	7.39	7.94	7.97	7.94
5 years	77.74	67.52	71.31	69.31	71.21	71.21	73.33	67.27	75.47	79.92	80.35	79.88
Annual average	12.19	10.87	11.37	11.11	11.35	11.35	11.63	10.84	11.90	12.47	12.52	12.46
3 years	67.72	58.08	64.14	61.14	64.14	64.14	65.38	59.59	66.65	69.07	69.47	69.03
Annual average	18.81	16.49	17.96	17.24	17.96	17.96	18.26	16.86	18.56	19.13	19.22	19.12
1 year	14.29	7.72	13.45	8.45	13.49	12.49	13.71	9.73	14.06	14.59	14.74	14.59

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. After-sales-charge returns for class A and M shares reflect the deduction of the maximum 5.75% and 3.50% sales charge, respectively, levied at the time of purchase. Class B share returns after contingent deferred sales charge (CDSC) reflect the applicable CDSC, which is 5% in the first year, declining over time to 1% in the sixth year, and is eliminated thereafter. Class C share returns after CDSC reflect a 1% CDSC for the first year that is eliminated thereafter. Class R, R5, R6, and Y shares have no initial sales charge or CDSC. Performance for class B, C, M, R, and Y shares before their inception is derived from the historical performance of class A shares, adjusted for the applicable sales charge (or CDSC) and the higher operating expenses for such shares, except for class Y shares, for which 12b-1 fees are not applicable. Performance for class R5 and R6 shares prior to their inception is derived from the historical performance of class Y shares and has not been adjusted for the lower investor servicing fees applicable to class R5 and R6 shares; had it, returns would have been higher.

For a portion of the periods, the fund had expense limitations, without which returns would have been lower.

Class B share performance reflects conversion to class A shares after eight years.

Dynamic Asset Allocation Growth Fund     11

Comparative index returns For periods ended 9/30/14

	Russell 3000 Index	Putnam Growth Blended Benchmark	Lipper Mixed-Asset Target Allocation Growth Funds category average*
Annual average (life of fund)	9.32%	—†	7.46%
10 years	124.78	115.15%	87.81
Annual average	8.44	7.96	6.45
5 years	108.02	76.27	62.25
Annual average	15.78	12.00	10.12
3 years	86.44	60.72	50.06
Annual average	23.08	17.14	14.45
1 year	17.76	12.43	10.58

Index and Lipper results should be compared with fund performance before sales charge, before CDSC, or at net asset value.

*Over the 1-year, 3-year, 5-year, 10-year, and life-of-fund periods ended 9/30/14, there were 568, 508, 473, 318, and 59 funds, respectively, in this Lipper category.

†The fund’s secondary benchmark, the Putnam Growth Blended Benchmark, was introduced on 12/31/94, which post-dates the inception of the fund’s class A shares.

Change in the value of a $10,000 investment ($9,425 after sales charge)

Cumulative total return from 9/30/04 to 9/30/14

Past performance does not indicate future results. At the end of the same time period, a $10,000 investment in the fund’s class B and class C shares would have been valued at $19,790 and $19,483, respectively, and no contingent deferred sales charges would apply. A $10,000 investment in the fund’s class M shares ($9,650 after sales charge) would have been valued at $19,253. A $10,000 investment in the fund’s class R, R5, R6, and Y shares would have been valued at $20,404, $21,469, $21,519, and $21,464, respectively.

12     Dynamic Asset Allocation Growth Fund

Fund price and distribution information For the 12-month period ended 9/30/14

Distributions	Class A		Class B	Class C	Class M		Class R	Class R5	Class R6	Class Y
Number	1		1	1	1		1	1	1	1
Income	$0.232		$0.107	$0.127	$0.157		$0.191	$0.296	$0.291	$0.264
Capital gains	—		—	—	—		—	—	—	—
Total	$0.232		$0.107	$0.127	$0.157		$0.191	$0.296	$0.291	$0.264
Share value	Before sales charge	After sales charge	Net asset value	Net asset value	Before sales charge	After sales charge	Net asset value	Net asset value	Net asset value	Net asset value
9/30/13	$15.60	$16.55	$15.28	$14.94	$15.30	$15.85	$15.33	$15.76	$15.77	$15.73
9/30/14	17.58	18.65	17.22	16.82	17.23	17.85	17.28	17.74	17.78	17.74

The classification of distributions, if any, is an estimate. Before-sales-charge share value and current dividend rate for class A and M shares, if applicable, do not take into account any sales charge levied at the time of purchase. After-sales-charge share value, current dividend rate, and current 30-day SEC yield, if applicable, are calculated assuming that the maximum sales charge (5.75% for class A shares and 3.50% for class M shares) was levied at the time of purchase. Final distribution information will appear on your year-end tax forms.

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Expense ratios

	Class A	Class B	Class C	Class M	Class R	Class R5	Class R6	Class Y
Total annual operating expenses for the fiscal year ended 9/30/13	1.10%	1.85%	1.85%	1.60%	1.35%	0.83%	0.73%	0.85%
Annualized expense ratio for the six-month period ended 9/30/14*	1.04%	1.79%	1.79%	1.54%	1.29%	0.80%	0.70%	0.79%

Fiscal-year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report.

Expenses are shown as a percentage of average net assets.

*For the fund’s most recent fiscal half year; may differ from expense ratios based on one-year data in the financial highlights.

Dynamic Asset Allocation Growth Fund     13

Expenses per $1,000

The following table shows the expenses you would have paid on a $1,000 investment in the fund from April 1, 2014, to September 30, 2014. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class M	Class R	Class R5	Class R6	Class Y
Expenses paid per $1,000*†	$5.29	$9.09	$9.10	$7.83	$6.56	$4.08	$3.57	$4.02
Ending value (after expenses)	$1,030.50	$1,026.80	$1,026.90	$1,028.00	$1,029.80	$1,032.00	$1,032.50	$1,032.00

*Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 9/30/14. The expense ratio may differ for each share class.

†Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended September 30, 2014, use the following calculation method. To find the value of your investment on April 1, 2014, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the following table shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class M	Class R	Class R5	Class R6	Class Y
Expenses paid per $1,000*†	$5.27	$9.05	$9.05	$7.79	$6.53	$4.05	$3.55	$4.00
Ending value (after expenses)	$1,019.85	$1,016.09	$1,016.09	$1,017.35	$1,018.60	$1,021.06	$1,021.56	$1,021.11

*Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 9/30/14. The expense ratio may differ for each share class.

†Expenses are calculated by multiplying the expense ratio by the average account value for the six-month period; then multiplying the result by the number of days in the six-month period; and then dividing that result by the number of days in the year.

14     Dynamic Asset Allocation Growth Fund

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Before sales charge, or net asset value, is the price, or value, of one share of a mutual fund, without a sales charge. Before-sales-charge figures fluctuate with market conditions, and are calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

After sales charge is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. After-sales-charge performance figures shown here assume the 5.75% maximum sales charge for class A shares and 3.50% for class M shares.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines over time from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class B shares are not subject to an initial sales charge. They may be subject to a CDSC.

Class C shares are not subject to an initial sales charge and are subject to a CDSC only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class R shares are not subject to an initial sales charge or CDSC and are available only to certain employer-sponsored retirement plans.

Class R5 shares and class R6 shares are not subject to an initial sales charge or CDSC, and carry no 12b-1 fee. They are only available to employer-sponsored retirement plans.

Class Y shares are not subject to an initial sales charge or CDSC, and carry no 12b-1 fee. They are generally only available to corporate and institutional clients and clients in other approved programs.

Fixed-income terms

Current rate is the annual rate of return earned from dividends or interest of an investment. Current rate is expressed as a percentage of the price of a security, fund share, or principal investment.

Mortgage-backed security (MBS), also known as a mortgage “pass-through,” is a type of asset-backed security that is secured by a mortgage or collection of mortgages. The following are types of MBSs:

•Agency “pass-through” has its principal and interest backed by a U.S. government agency, such as the Federal National Mortgage Association (Fannie Mae), Government National Mortgage Association (Ginnie Mae), and Federal Home Loan Mortgage Corporation (Freddie Mac).

•Collateralized mortgage obligation (CMO) represents claims to specific cash flows from pools of home mortgages. The streams of principal and interest payments on the mortgages are distributed to the different classes of CMO interests in “tranches.” Each tranche may have different principal balances, coupon rates, prepayment risks, and maturity dates. A CMO is highly sensitive to changes in interest rates and any resulting change in the rate at which homeowners sell their properties, refinance, or otherwise prepay loans. CMOs are subject to prepayment, market, and liquidity risks.

•Interest-only (IO) security is a type of CMO in which the underlying asset is the interest portion of mortgage, Treasury, or bond payments.

•Non-agency residential mortgage-backed security (RMBS) is an MBS not backed by Fannie Mae, Ginnie Mae, or Freddie Mac. One type of RMBS is an Alt-A mortgage-backed security.

•Commercial mortgage-backed security (CMBS) is secured by the loan on a commercial property.

Dynamic Asset Allocation Growth Fund     15

Yield curve is a graph that plots the yields of bonds with equal credit quality against their differing maturity dates, ranging from shortest to longest. It is used as a benchmark for other debt, such as mortgage or bank lending rates.

Comparative indexes

Barclays U.S. Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

BofA Merrill Lynch U.S. 3-Month Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

Putnam Growth Blended Benchmark is a benchmark administered by Putnam Management, comprising 60% the Russell 3000 Index, 15% the MSCI EAFE Index (ND), 15% the Barclays U.S. Aggregate Bond Index, 5% the JPMorgan Developed High Yield Index, and 5% the MSCI Emerging Markets Index (ND).

Russell 3000 Index is an unmanaged index of the 3,000 largest U.S. companies.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

Other information for shareholders

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2014, are available in the Individual Investors section of putnam.com, and on the Securities and Exchange Commission (SEC) website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Form N-Q on the SEC’s website at www.sec.gov. In addition, the fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s website or the operation of the Public Reference Room.

Trustee and employee fund ownership

Putnam employees and members of the Board of Trustees place their faith, confidence, and, most importantly, investment dollars in Putnam mutual funds. As of September 30, 2014, Putnam employees had approximately $489,000,000 and the Trustees had approximately $137,000,000 invested in Putnam mutual funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

16     Dynamic Asset Allocation Growth Fund

Important notice regarding Putnam’s privacy policy

In order to conduct business with our shareholders, we must obtain certain personal information such as account holders’ names, addresses, Social Security numbers, and dates of birth. Using this information, we are able to maintain accurate records of accounts and transactions.

It is our policy to protect the confidentiality of our shareholder information, whether or not a shareholder currently owns shares of our funds. In particular, it is our policy not to sell information about you or your accounts to outside marketing firms. We have safeguards in place designed to prevent unauthorized access to our computer systems and procedures to protect personal information from unauthorized use.

Under certain circumstances, we must share account information with outside vendors who provide services to us, such as mailings and proxy solicitations. In these cases, the service providers enter into confidentiality agreements with us, and we provide only the information necessary to process transactions and perform other services related to your account. Finally, it is our policy to share account information with your financial representative, if you’ve listed one on your Putnam account.

Dynamic Asset Allocation Growth Fund     17

Trustee approval of management contract

General conclusions

The Board of Trustees of the Putnam funds oversees the management of each fund and, as required by law, determines annually whether to approve the continuance of your fund’s management contract with Putnam Investment Management, LLC (“Putnam Management”), the sub-management contract with respect to your fund between Putnam Management and its affiliate, Putnam Investments Limited (“PIL”), and the sub-advisory contract among Putnam Management, PIL, and another affiliate, The Putnam Advisory Company (“PAC”). The Board of Trustees, with the assistance of its Contract Committee, requests and evaluates all information it deems reasonably necessary under the circumstances in connection with its annual contract review. The Contract Committee consists solely of Trustees who are not “interested persons” (as this term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) of the Putnam funds (“Independent Trustees”).

At the outset of the review process, members of the Board’s independent staff and independent legal counsel met with representatives of Putnam Management to review the annual contract review materials furnished to the Contract Committee during the course of the previous year’s review and to discuss possible changes in these materials that might be necessary or desirable for the coming year. Following these discussions and in consultation with the Contract Committee, the Independent Trustees’ independent legal counsel requested that Putnam Management furnish specified information, together with any additional information that Putnam Management considered relevant, to the Contract Committee. Over the course of several months ending in June 2014, the Contract Committee met on a number of occasions with representatives of Putnam Management, and separately in executive session, to consider the information that Putnam Management provided, as well as supplemental information provided in response to additional requests made by the Contract Committee. Throughout this process, the Contract Committee was assisted by the members of the Board’s independent staff and by independent legal counsel for the Putnam funds and the Independent Trustees.

In May 2014, the Contract Committee met in executive session to discuss and consider its preliminary recommendations with respect to the continuance of the contracts. At the Trustees’ June 20, 2014 meeting, the Contract Committee met in executive session with the other Independent Trustees to review a summary of the key financial, performance and other data that the Contract Committee considered in the course of its review. The Contract Committee then presented its written report, which summarized the key factors that the Committee had considered and set forth its final recommendations. The Contract Committee then recommended, and the Independent Trustees approved, the continuance of your fund’s management, sub-management and sub-advisory contracts, effective July 1, 2014. (Because PIL and PAC are affiliates of Putnam Management and Putnam Management remains fully responsible for all services provided by PIL and PAC, the Trustees have not attempted to evaluate PIL or PAC as separate entities, and all subsequent references to Putnam Management below should be deemed to include reference to PIL and PAC as necessary or appropriate in the context.)

The Independent Trustees’ approval was based on the following conclusions:

•That the fee schedule in effect for your fund represented reasonable compensation in light of the nature and quality of the services being

18     Dynamic Asset Allocation Growth Fund

provided to the fund, the fees paid by competitive funds, and the costs incurred by Putnam Management in providing services to the fund; and

•That the fee schedule in effect for your fund represented an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the fund at current asset levels.

These conclusions were based on a comprehensive consideration of all information provided to the Trustees and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations and how the Trustees considered these factors are described below, although individual Trustees may have evaluated the information presented differently, giving different weights to various factors. It is also important to recognize that the management arrangements for your fund and the other Putnam funds are the result of many years of review and discussion between the Independent Trustees and Putnam Management, that some aspects of the arrangements may receive greater scrutiny in some years than others, and that the Trustees’ conclusions may be based, in part, on their consideration of fee arrangements in previous years. For example, with some minor exceptions, the current fee arrangements under the management contracts for the Putnam funds were implemented at the beginning of 2010 following extensive review by the Contract Committee and discussions with representatives of Putnam Management, as well as approval by shareholders. Shareholders also voted overwhelmingly to approve these fee arrangements in early 2014, when they were asked to approve new management contracts (with the same fees and substantially identical other provisions) following the possible termination of the previous management contracts as a result of the death of the Honorable Paul G. Desmarais. (Mr. Desmarais, both directly and through holding companies, controlled a majority of the voting shares of Power Corporation of Canada, which (directly and indirectly) is the majority owner of Putnam Management. Mr. Desmarais’ voting control of shares of Power Corporation of Canada was transferred to The Desmarais Family Residuary Trust upon his death and this transfer, as a technical matter, may have constituted an “assignment” within the meaning of the 1940 Act, causing the Putnam funds’ management contracts to terminate automatically.)

Management fee schedules and total expenses

The Trustees reviewed the management fee schedules in effect for all Putnam funds, including fee levels and breakpoints. The Trustees also reviewed the total expenses of each Putnam fund, recognizing that in most cases management fees represented the major, but not the sole, determinant of total costs to shareholders.

In reviewing fees and expenses, the Trustees generally focus their attention on material changes in circumstances — for example, changes in assets under management, changes in a fund’s investment style, changes in Putnam Management’s operating costs or profitability, or changes in competitive practices in the mutual fund industry — that suggest that consideration of fee changes might be warranted. The Trustees concluded that the circumstances did not warrant changes to the management fee structure of your fund.

Under its management contract, your fund has the benefit of breakpoints in its management fee schedule that provide shareholders with economies of scale in the form of reduced fee levels as assets under management in the Putnam family of funds increase. The Trustees concluded that the fee schedule in effect for your fund represented an appropriate sharing of economies of scale between fund shareholders and Putnam Management.

Dynamic Asset Allocation Growth Fund     19

As in the past, the Trustees also focused on the competitiveness of each fund’s total expense ratio. In order to ensure that expenses of the Putnam funds continue to meet competitive standards, the Trustees and Putnam Management have implemented certain expense limitations. These expense limitations were: (i) a contractual expense limitation applicable to all retail open-end funds of 32 basis points on investor servicing fees and expenses and (ii) a contractual expense limitation applicable to all open-end funds of 20 basis points on so-called “other expenses” (i.e., all expenses exclusive of management fees, investor servicing fees, distribution fees, investment-related expenses, interest, taxes, brokerage commissions, extraordinary expenses and acquired fund fees and expenses). These expense limitations serve in particular to maintain competitive expense levels for funds with large numbers of small shareholder accounts and funds with relatively small net assets. Most funds, including your fund, had sufficiently low expenses that these expense limitations did not apply. Putnam Management’s support for these expense limitation arrangements was an important factor in the Trustees’ decision to approve the continuance of your fund’s management, sub-management and sub-advisory contracts.

The Trustees reviewed comparative fee and expense information for a custom group of competitive funds selected by Lipper Inc. (“Lipper”). This comparative information included your fund’s percentile ranking for effective management fees and total expenses (excluding any applicable 12b-1 fee), which provides a general indication of your fund’s relative standing. In the custom peer group, your fund ranked in the second quintile in effective management fees (determined for your fund and the other funds in the custom peer group based on fund asset size and the applicable contractual management fee schedule) and in the third quintile in total expenses (excluding any applicable 12b-1 fees) as of December 31, 2013 (the first quintile representing the least expensive funds and the fifth quintile the most expensive funds). The fee and expense data reported by Lipper as of December 31, 2013 reflected the most recent fiscal year-end data available in Lipper’s database at that time.

In connection with their review of the management fees and total expenses of the Putnam funds, the Trustees also reviewed the costs of the services provided and the profits realized by Putnam Management and its affiliates from their contractual relationships with the funds. This information included trends in revenues, expenses and profitability of Putnam Management and its affiliates relating to the investment management, investor servicing and distribution services provided to the funds. In this regard, the Trustees also reviewed an analysis of Putnam Management’s revenues, expenses and profitability, allocated on a fund-by-fund basis, with respect to the funds’ management, distribution, and investor servicing contracts. For each fund, the analysis presented information about revenues, expenses and profitability for each of the agreements separately and for the agreements taken together on a combined basis. The Trustees concluded that, at current asset levels, the fee schedules in place represented reasonable compensation for the services being provided and represented an appropriate sharing of such economies of scale as may exist in the management of the Putnam funds at that time.

The information examined by the Trustees as part of their annual contract review for the Putnam funds has included for many years information regarding fees charged by Putnam Management and its affiliates to institutional clients such as defined benefit pension plans, college endowments, and the like. This information included comparisons of those fees with fees charged to the Putnam funds, as well as an assessment of the differences in the services provided to these different types of clients. The

20     Dynamic Asset Allocation Growth Fund

Trustees observed that the differences in fee rates between institutional clients and mutual funds are by no means uniform when examined by individual asset sectors, suggesting that differences in the pricing of investment management services to these types of clients may reflect historical competitive forces operating in separate markets. The Trustees considered the fact that in many cases fee rates across different asset classes are higher on average for mutual funds than for institutional clients, as well as the differences between the services that Putnam Management provides to the Putnam funds and those that it provides to its institutional clients. The Trustees did not rely on these comparisons to any significant extent in concluding that the management fees paid by your fund are reasonable.

Investment performance

The quality of the investment process provided by Putnam Management represented a major factor in the Trustees’ evaluation of the quality of services provided by Putnam Management under your fund’s management contract. The Trustees were assisted in their review of the Putnam funds’ investment process and performance by the work of the investment oversight committees of the Trustees, which meet on a regular basis with the funds’ portfolio teams and with the Chief Investment Officer and other senior members of Putnam Management’s Investment Division throughout the year. The Trustees concluded that Putnam Management generally provides a high-quality investment process — based on the experience and skills of the individuals assigned to the management of fund portfolios, the resources made available to them, and in general Putnam Management’s ability to attract and retain high-quality personnel — but also recognized that this does not guarantee favorable investment results for every fund in every time period.

The Trustees considered that 2013 was a year of strong competitive performance for many of the Putnam funds, with only a relatively small number of exceptions. They noted that this strong performance was exemplified by the fact that the Putnam funds were recognized by Barron’s as the second-best performing mutual fund complex for both 2013 and the five-year period ended December 31, 2013. They also noted, however, the disappointing investment performance of some funds for periods ended December 31, 2013 and considered information provided by Putnam Management regarding the factors contributing to the underperformance and actions being taken to improve the performance of these particular funds. The Trustees indicated their intention to continue to monitor performance trends to assess the effectiveness of these efforts and to evaluate whether additional actions to address areas of underperformance are warranted.

For purposes of evaluating investment performance, the Trustees generally focus on competitive industry rankings for the one-year, three-year and five-year periods. For a number of Putnam funds with relatively unique investment mandates for which meaningful competitive performance rankings are not considered available, the Trustees evaluated performance based on comparisons of fund returns with the returns of selected investment benchmarks. In the case of your fund, the Trustees considered that its class A share cumulative total return performance at net asset value was in the following quartiles of its Lipper peer group (Lipper Mixed-Asset Target Allocation Growth Funds) for the one-year, three-year and five-year periods ended December 31, 2013 (the first quartile representing the best-performing funds and the fourth quartile the worst-performing funds):

One-year period	1st
Three-year period	1st
Five-year period	1st

For the one-year and five-year periods ended December 31, 2013, your fund’s performance

Dynamic Asset Allocation Growth Fund     21

was in the top decile of its Lipper peer group. Over the one-year, three-year and five-year periods ended December 31, 2013, there were 573, 510 and 474 funds, respectively, in your fund’s Lipper peer group. (When considering performance information, shareholders should be mindful that past performance is not a guarantee of future results.)

Brokerage and soft-dollar allocations; investor servicing

The Trustees considered various potential benefits that Putnam Management may receive in connection with the services it provides under the management contract with your fund. These include benefits related to brokerage allocation and the use of soft dollars, whereby a portion of the commissions paid by a fund for brokerage may be used to acquire research services that are expected to be useful to Putnam Management in managing the assets of the fund and of other clients. Subject to policies established by the Trustees, soft dollars generated by these means are used primarily to acquire brokerage and research services that enhance Putnam Management’s investment capabilities and supplement Putnam Management’s internal research efforts. However, the Trustees noted that a portion of available soft dollars continues to be used to pay fund expenses. The Trustees indicated their continued intent to monitor regulatory and industry developments in this area with the assistance of their Brokerage Committee and also indicated their continued intent to monitor the allocation of the Putnam funds’ brokerage in order to ensure that the principle of seeking best price and execution remains paramount in the portfolio trading process.

Putnam Management may also receive benefits from payments that the funds make to Putnam Management’s affiliates for investor or distribution services. In conjunction with the annual review of your fund’s management, sub-management and sub-advisory contracts, the Trustees reviewed your fund’s investor servicing agreement with Putnam Investor Services, Inc. (“PSERV”) and its distributor’s contracts and distribution plans with Putnam Retail Management Limited Partnership (“PRM”), both of which are affiliates of Putnam Management. The Trustees concluded that the fees payable by the funds to PSERV and PRM, as applicable, for such services are reasonable in relation to the nature and quality of such services, the fees paid by competitive funds, and the costs incurred by PSERV and PRM, as applicable, in providing such services.

22     Dynamic Asset Allocation Growth Fund

Financial statements

A note about your fund’s auditors

Between July 18, 2013 and December 16, 2013, which included a portion of your fund’s fiscal year, a non-U.S. member firm in
PricewaterhouseCoopers LLP’s (“PwC”) global network of firms had an investment in certain non-U.S. funds that became affiliated with Putnam Investments as a result of the acquisition of the funds’ advisor by Putnam’s parent company, Great-West Lifeco Inc. The investment consisted of pension plan assets for the benefit of the member firm’s personnel. This investment is inconsistent with the SEC’s independence rules applicable to auditors. Although upon the disposition of the investment by the member firm on December 16, 2013, PwC and its affiliates took all necessary steps to eliminate this issue, the requirements of the SEC’s independence rules were not met for your fund’s fiscal year because the SEC’s rules require an audit firm to be independent for the entire fiscal year under audit. Based on its knowledge of the facts and its experience with PwC, the Audit and Compliance Committee of your fund’s Board of Trustees concluded that the investment by the PwC member firm would not affect PwC’s ability to render an objective audit opinion to your fund. Based on this conclusion and consideration of the potential risks that the disruption of a change of auditor could present, the Audit and Compliance Committee determined that PwC should continue to act as auditor for your fund.

These sections of the report, as well as the accompanying Notes, preceded by the Report of Independent Registered Public Accounting Firm, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal year.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlights table also includes the current reporting period.

Dynamic Asset Allocation Growth Fund     23

Report of Independent Registered Public Accounting Firm

To the Trustees of Putnam Asset Allocation Funds and
Shareholders of Putnam Dynamic Asset Allocation Growth Fund:

In our opinion, the accompanying statement of assets and liabilities, including the portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Putnam Dynamic Asset Allocation Growth Fund (the “fund”) at September 30, 2014, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments owned at September 30, 2014 by correspondence with the custodian, brokers, and transfer agent, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
November 10, 2014

24     Dynamic Asset Allocation Growth Fund

The fund’s portfolio 9/30/14

COMMON STOCKS (63.1%)*	Shares	Value
Banking (5.2%)
Access National Corp.	8,692	$141,071
Alpha Bank A.E. (Greece) †	789,256	609,248
Australia & New Zealand Banking Group, Ltd. (Australia)	30,586	826,441
Banco Bilbao Vizcaya Argentaria SA (Rights) (Spain) †	90,142	8,994
Banco Bilbao Vizcaya Argentaria SA (BBVA) (Spain)	90,142	1,079,701
Banco Bradesco SA ADR (Brazil)	63,629	906,713
Banco Latinoamericano de Exportaciones SA Class E (Panama)	19,345	593,505
Banco Santander SA (Spain)	133,682	1,278,902
Bank of Ireland (Ireland) †	1,378,862	540,150
Bank of New York Mellon Corp. (The)	152,500	5,906,325
Bank of Queensland, Ltd. (Australia)	35,073	355,692
Bank of Yokohama, Ltd. (The) (Japan)	175,000	963,315
Bank Rakyat Indonesia Persero Tbk PT (Indonesia)	530,300	450,610
Bankia SA (Spain) †	471,089	872,685
Barclays PLC (United Kingdom)	221,619	816,424
BNP Paribas SA (France)	14,471	956,945
BofI Holding, Inc. †	5,700	414,447
Cardinal Financial Corp.	16,735	285,666
China Construction Bank Corp. (China)	1,612,000	1,130,782
Citizens & Northern Corp.	10,818	205,542
City National Corp.	32,992	2,496,505
Commonwealth Bank of Australia (Australia)	38,048	2,498,419
Compartamos SAB de CV (Mexico)	461,368	987,627
Credicorp, Ltd. (Peru)	8,842	1,356,274
Credit Agricole SA (France)	94,142	1,414,490
Credit Suisse Group AG (Switzerland)	19,481	537,043
DBS Group Holdings, Ltd. (Singapore)	65,000	937,142
DNB ASA (Norway)	10,598	198,201
Dubai Islamic Bank PJSC (United Arab Emirates)	796,891	1,792,034
East West Bancorp, Inc.	6,056	205,904
Erste Group Bank AG (Czech Republic)	3,873	88,287
Farmers Capital Bank Corp. †	7,838	176,590
Financial Institutions, Inc.	11,176	251,236
First Community Bancshares Inc.	10,552	150,788
First NBC Bank Holding Co. †	6,577	215,397
First Niagara Financial Group, Inc.	138,700	1,155,371
FirstMerit Corp.	13,147	231,387
FirstRand, Ltd. (South Africa)	116,008	440,811
Flushing Financial Corp.	11,074	202,322
Grupo Financiero Banorte SAB de CV (Mexico)	268,991	1,722,640
Hang Seng Bank, Ltd. (Hong Kong)	58,500	939,704
Hanmi Financial Corp.	22,158	446,705
Heartland Financial USA, Inc.	7,493	178,933
Heritage Financial Group, Inc.	9,573	193,279
Industrial & Commercial Bank of China, Ltd. (China)	1,619,000	1,010,376
ING Groep NV GDR (Netherlands) †	78,902	1,122,285

Dynamic Asset Allocation Growth Fund     25

COMMON STOCKS (63.1%)* cont.	Shares	Value
Banking cont.
Itau Unibanco Holding SA ADR (Preference) (Brazil)	103,990	$1,443,381
Joyo Bank, Ltd. (The) (Japan)	150,000	736,984
JPMorgan Chase & Co.	321,177	19,347,702
Lloyds Banking Group PLC (United Kingdom) †	1,820,883	2,256,292
MainSource Financial Group, Inc.	16,637	286,988
Meta Financial Group, Inc.	6,136	216,355
Metro Bank PLC (acquired 1/15/14, cost $189,830) (Private) (United Kingdom) † ΔΔ F	8,918	184,971
Mizuho Financial Group, Inc. (Japan)	90,000	160,850
National Australia Bank, Ltd. (Australia)	31,436	891,813
Natixis (France)	72,645	499,652
OFG Bancorp (Puerto Rico)	9,829	147,238
Pacific Premier Bancorp, Inc. †	10,475	147,174
PacWest Bancorp	9,095	374,987
Peoples Bancorp, Inc.	10,321	245,124
Philippine National Bank (Philippines) †	371,654	724,549
PNC Financial Services Group, Inc.	147,599	12,631,522
Popular, Inc. (Puerto Rico) †	8,754	257,674
Republic Bancorp, Inc. Class A	6,711	158,984
Resona Holdings, Inc. (Japan)	280,000	1,580,240
Skandinaviska Enskilda Banken AB (Sweden)	78,926	1,048,449
Societe Generale SA (France)	3,978	202,197
State Street Corp.	112,100	8,251,681
Sumitomo Mitsui Financial Group, Inc. (Japan)	39,700	1,620,063
Swedbank AB Class A (Sweden)	38,047	953,201
TSB Banking Group PLC (United Kingdom) † S	66,348	297,592
UniCredit SpA (Italy)	182,428	1,428,596
United Community Banks, Inc.	11,132	183,233
Wells Fargo & Co.	21,882	1,135,019
Westpac Banking Corp. (Australia)	35,093	983,137
		97,688,556
Basic materials (3.4%)
Aceto Corp.	7,668	148,146
Amcor, Ltd. (Australia)	73,403	728,662
Andersons, Inc. (The)	6,690	420,667
Antofagasta PLC (United Kingdom)	48,211	562,472
ArcelorMittal SA (France)	60,935	836,364
Assa Abloy AB Class B (Sweden)	8,320	426,658
BASF SE (Germany)	15,475	1,419,372
BHP Billiton PLC (Australia)	30,779	854,543
BHP Billiton, Ltd. (Australia)	50,937	1,498,741
Cabot Corp.	5,232	265,629
Cambrex Corp. †	27,194	507,984
Cemex SAB de CV ADR (Mexico)	48,097	627,185
Chemtura Corp. †	18,661	435,361
China Singyes Solar Technologies Holdings, Ltd. (China)	233,000	414,382
Compagnie de Saint-Gobain (France)	3,217	146,526
Croda International PLC (United Kingdom)	4,393	145,672

26     Dynamic Asset Allocation Growth Fund

COMMON STOCKS (63.1%)* cont.	Shares	Value
Basic materials cont.
Domtar Corp. (Canada)	4,334	$152,253
Dow Chemical Co. (The)	227,300	11,919,612
EMS-Chemie Holding AG (Switzerland)	1,812	750,565
Fortescue Metals Group, Ltd. (Australia)	28,942	87,596
Glencore Xstrata PLC (United Kingdom)	178,851	989,592
Hi-Crush Partners LP (Units)	8,731	450,170
Hitachi Metals, Ltd. (Japan)	68,000	1,222,856
Horsehead Holding Corp. †	29,396	485,916
Innophos Holdings, Inc.	6,015	331,366
Innospec, Inc.	7,569	271,727
IRB Infrastructure Developers, Ltd. (India)	186,011	693,925
KapStone Paper and Packaging Corp. †	18,611	520,550
Koninklijke Boskalis Westminster NV (Netherlands)	16,035	897,136
Kraton Performance Polymers, Inc. †	8,023	142,890
L.B. Foster Co. Class A	6,039	277,432
Landec Corp. †	49,264	603,484
Limoneira Co.	5,182	122,762
LSB Industries, Inc. †	17,961	641,387
LyondellBasell Industries NV Class A	72,198	7,845,035
Minerals Technologies, Inc.	3,285	202,717
Mining and Metallurgical Co. GMK Norilsk Nickel OJSC ADR (Russia)	31,964	596,129
Monsanto Co.	2,700	303,777
Mota-Engil Africa (Rights) (Portugal) † F	98,989	107,649
Mota-Engil SGPS SA (Portugal)	193,544	1,238,101
Nippon Paint Holdings Co., Ltd. (Japan)	37,000	833,588
NN, Inc.	21,895	585,034
OM Group, Inc.	18,924	491,078
Packaging Corp. of America	17,300	1,104,086
Pembangunan Perumahan Persero Tbk PT (Indonesia)	3,148,900	553,771
PTT Global Chemical PCL (Thailand)	273,200	513,961
Reliance Steel & Aluminum Co.	14,500	991,800
Rio Tinto PLC (United Kingdom)	16,025	786,795
S&W Seed Co. † S	18,780	79,627
Sasol, Ltd. (South Africa)	12,187	661,217
Sherwin-Williams Co. (The)	32,800	7,182,872
Siam Cement PCL (The) NVDR (Thailand)	42,500	586,403
Solvay SA (Belgium)	2,158	330,837
Sumitomo Metal Mining Co., Ltd. (Japan)	54,000	761,259
Sung Kwang Bend Co., Ltd. (South Korea)	23,175	400,576
Symrise AG (Germany)	4,934	262,280
Syngenta AG (Switzerland)	2,804	890,006
Taisei Corp. (Japan)	27,000	152,500
ThyssenKrupp AG (Germany) †	52,785	1,386,032
Trex Co., Inc. †	11,651	402,775
Tronox, Ltd. Class A	9,850	256,593
U.S. Silica Holdings, Inc.	6,415	401,002
UPL, Ltd. (India)	110,908	609,458
UPM-Kymmene OYJ (Finland)	54,382	771,456

Dynamic Asset Allocation Growth Fund     27

COMMON STOCKS (63.1%)* cont.	Shares	Value
Basic materials cont.
Veidekke ASA (Norway)	19,097	$192,186
voestalpine AG (Austria)	8,068	318,871
Wendel SA (France)	7,075	799,741
Yamato Kogyo Co., Ltd. (Japan)	3,700	123,827
Zep, Inc.	16,663	233,615
		62,956,237
Capital goods (4.7%)
ABB, Ltd. (Switzerland)	47,961	1,073,083
Airbus Group NV (France)	12,968	814,001
Alliant Techsystems, Inc.	4,094	522,558
Alstom SA (France) †	5,413	184,866
Altra Industrial Motion Corp.	16,079	468,864
Astronics Corp. †	5,148	245,466
Atlas Copco AB Class A (Sweden)	50,833	1,453,064
AviChina Industry & Technology Co., Ltd. (China)	284,000	203,175
AZZ, Inc.	6,320	263,986
Ball Corp.	26,200	1,657,674
Canon, Inc. (Japan)	29,350	954,533
Caterpillar, Inc.	55,200	5,466,456
Chase Corp.	8,822	274,541
China Railway Group, Ltd. (China)	1,423,000	755,184
Coway Co., Ltd. (South Korea)	3,052	243,010
Crown Holdings, Inc. †	128,300	5,711,916
Cummins, Inc.	43,152	5,695,201
Daifuku Co., Ltd. (Japan)	14,100	165,950
Daikin Industries, Ltd. (Japan)	3,300	204,793
Delphi Automotive PLC (United Kingdom)	9,898	607,143
Douglas Dynamics, Inc.	14,173	276,374
DXP Enterprises, Inc. †	3,049	224,650
Embraer SA ADR (Brazil)	15,369	602,772
Faurecia (France)	6,187	197,041
Franklin Electric Co., Inc.	7,011	243,562
Gaztransport Et Technigaz SA (France)	3,094	183,025
Generac Holdings, Inc. †	6,218	252,078
Greenbrier Cos., Inc. (The) S	16,640	1,221,043
Hitachi, Ltd. (Japan)	18,000	136,994
Hota Industrial Manufacturing Co., Ltd. (Taiwan)	328,524	600,579
Hyster-Yale Materials Holdings, Inc.	3,282	235,057
Hyundai Engineering & Construction Co., Ltd. (South Korea)	15,220	868,023
Hyundai Mobis Co., Ltd. (South Korea)	4,582	1,116,554
IDEX Corp.	31,500	2,279,655
II-VI, Inc. †	26,411	310,857
Ingersoll-Rand PLC	43,100	2,429,116
JGC Corp. (Japan)	30,000	819,501
Joy Global, Inc.	38,200	2,083,428
JTEKT Corp (Japan)	10,000	167,471
Kadant, Inc.	9,075	354,379
Leggett & Platt, Inc.	49,600	1,732,032

28     Dynamic Asset Allocation Growth Fund

COMMON STOCKS (63.1%)* cont.	Shares	Value
Capital goods cont.
Lextar Electronics Corp. (Taiwan)	844,000	$843,780
Middleby Corp. (The) †	5,308	467,794
Miller Industries, Inc.	10,911	184,396
Mitsubishi Electric Corp. (Japan)	123,000	1,639,880
MSA Safety, Inc.	3,723	183,916
Northrop Grumman Corp.	61,400	8,090,064
NSK, Ltd. (Japan)	12,000	171,064
Orbital Sciences Corp. †	16,625	462,175
OSRAM Licht AG (Germany) †	13,616	506,621
Polypore International, Inc. †	2,295	89,298
Raytheon Co.	118,379	12,029,674
Rheinmetall AG (Germany)	2,294	110,020
Roper Industries, Inc.	44,500	6,509,905
Safran SA (France)	9,443	611,393
Singapore Technologies Engineering, Ltd. (Singapore)	281,000	802,806
SMC Corp. (Japan)	500	138,077
Sound Global, Ltd. (China) † S	787,000	786,297
Standard Motor Products, Inc.	15,482	533,045
Standex International Corp.	4,348	322,361
Stoneridge, Inc. †	24,331	274,210
Tenneco, Inc. †	4,028	210,705
THK Co., Ltd. (Japan)	33,900	844,785
Tower International, Inc. †	17,790	448,130
Vinci SA (France)	29,854	1,728,540
Wabash National Corp. †	33,205	442,291
WABCO Holdings, Inc. †	57,200	5,202,340
WESCO International, Inc. †	5,551	434,421
		87,367,643
Communication services (2.6%)
Allot Communications, Ltd. (Israel) †	8,361	95,483
Arris Group, Inc. †	4,971	140,953
Aruba Networks, Inc. †	5,437	117,330
BT Group PLC (United Kingdom)	215,536	1,320,259
CalAmp Corp. †	16,111	283,876
China Mobile, Ltd. (China)	136,500	1,602,294
Com Hem Holding AB (Sweden) †	36,441	265,503
Comcast Corp. Class A	249,831	13,435,911
Deutsche Telekom AG (Germany)	67,902	1,025,686
EchoStar Corp. Class A †	13,473	656,943
Frontier Communications Corp.	58,220	379,012
HSN, Inc.	2,606	159,930
IDT Corp. Class B	9,238	148,362
Inteliquent, Inc.	13,510	168,200
Iridium Communications, Inc. † S	23,747	210,161
Liberty Global PLC Ser. C (United Kingdom)	4,600	188,669
Loral Space & Communications, Inc. †	4,363	313,307
MTN Group, Ltd. (South Africa)	56,713	1,195,202
NeuStar, Inc. Class A †	9,993	248,126

Dynamic Asset Allocation Growth Fund     29

COMMON STOCKS (63.1%)* cont.	Shares	Value
Communication services cont.
Nippon Telegraph & Telephone (NTT) Corp. (Japan)	1,900	$118,249
NTT DoCoMo, Inc. (Japan)	55,800	931,931
Numericable Group SA (France) † S	2,576	137,435
Orange (France)	59,885	897,148
Quebecor, Inc. Class B (Canada)	10,000	251,261
Ruckus Wireless, Inc. †	14,068	187,948
ShoreTel, Inc. †	15,090	100,349
SK Telecom Co., Ltd. (South Korea)	4,473	1,228,358
Spark New Zealand, Ltd. (New Zealand)	82,093	190,410
Spok Holdings, Inc.	12,661	164,720
Tele2 AB Class B (Sweden)	31,760	382,980
Telecom Italia SpA RSP (Italy)	429,821	380,936
Telefonica SA (Spain)	56,794	877,568
Telenor ASA (Norway)	36,984	811,553
Telstra Corp., Ltd. (Australia)	265,152	1,226,680
Ubiquiti Networks, Inc. † S	2,829	106,172
Verizon Communications, Inc.	326,215	16,307,488
Vodafone Group PLC (United Kingdom)	292,843	965,306
Ziggo NV (Netherlands) †	7,938	370,605
		47,592,304
Conglomerates (0.8%)
AMETEK, Inc.	65,454	3,286,445
Danaher Corp.	99,954	7,594,505
Exor SpA (Italy)	14,495	560,238
Marubeni Corp. (Japan)	45,000	308,260
Mitsubishi Corp. (Japan)	31,800	651,767
Siemens AG (Germany)	22,497	2,681,337
Tyco International, Ltd.	5,800	258,506
Vivendi SA (France)	6,387	153,925
		15,494,983
Consumer cyclicals (7.5%)
Adidas AG (Germany)	6,867	513,641
ADT Corp. (The)	64,041	2,270,894
ANN, Inc. †	11,908	489,776
Apollo Tyres, Ltd. (India)	242,227	800,661
Ascena Retail Group, Inc. †	10,190	135,527
Ascent Capital Group, Inc. Class A †	1,298	78,140
Atresmedia Corporacion de Medios de Comunicacion SA (Spain)	25,405	386,416
Babcock International Group PLC (United Kingdom)	46,302	815,565
Bayerische Motoren Werke (BMW) AG (Germany)	8,612	924,642
Big Lots, Inc.	10,441	449,485
Brown Shoe Co., Inc.	6,307	171,109
Brunswick Corp.	10,769	453,806
Bunzl PLC (United Kingdom)	33,421	868,326
Bureau Veritas SA (France)	26,885	592,783
CaesarStone Sdot-Yam, Ltd. (Israel)	3,591	185,583
Carmike Cinemas, Inc. †	3,310	102,544
Century Casinos, Inc. †	23,296	119,508
China ZhengTong Auto Services Holdings, Ltd. (China)	1,523,500	891,012

30     Dynamic Asset Allocation Growth Fund

COMMON STOCKS (63.1%)* cont.	Shares	Value
Consumer cyclicals cont.
CJ CGV Co., Ltd. (South Korea)	13,070	$663,000
Compagnie Financiere Richemont SA (Switzerland)	11,563	947,561
Compass Group PLC (United Kingdom)	89,785	1,450,100
Conn’s, Inc. † S	22,408	678,290
Continental AG (Germany)	8,532	1,622,263
Cooper Tire & Rubber Co.	20,046	575,320
Corporate Executive Board Co. (The)	2,663	159,966
Ctrip.com International, Ltd. ADR (China) †	7,200	408,672
Daimler AG (Registered Shares) (Germany)	6,500	498,545
Dalata Hotel Group PLC (Ireland) †	32,925	125,998
Deckers Outdoor Corp. †	9,018	876,369
Deluxe Corp.	15,109	833,412
Demand Media, Inc. †	3,031	26,824
Denso Corp. (Japan)	14,100	650,596
Ennis, Inc.	13,395	176,412
Expedia, Inc.	29,298	2,567,091
Experian PLC (United Kingdom)	58,105	922,962
Far Eastern Department Stores, Ltd. (Taiwan)	580,000	558,826
FF Group (Greece)	13,240	492,793
Fuji Heavy Industries, Ltd. (Japan)	60,300	1,996,187
G&K Services, Inc. Class A	5,660	313,451
GameStop Corp. Class A	43,700	1,800,440
Gap, Inc. (The)	65,600	2,734,864
Geberit International AG (Switzerland)	2,693	867,515
General Motors Co.	60,800	1,941,952
Genesco, Inc. †	2,589	193,528
Global Cash Access Holdings, Inc. †	61,708	416,529
GNC Holdings, Inc. Class A	16,033	621,118
Grand Korea Leisure Co., Ltd. (South Korea)	11,204	443,773
Green Dot Corp. Class A †	9,175	193,960
Hanesbrands, Inc.	27,800	2,986,832
Harbinger Group, Inc. †	44,328	581,583
Harley-Davidson, Inc.	70,700	4,114,740
Hilton Worldwide Holdings, Inc. †	234,800	5,783,124
Home Depot, Inc. (The)	149,781	13,740,909
Home Inns & Hotels Management, Inc. ADR (China) †	17,485	506,890
Hyundai Motor Co. (South Korea)	5,791	1,044,357
ITV PLC (United Kingdom)	392,948	1,321,413
KAR Auction Services, Inc.	22,806	652,936
Kate Spade & Co. †	5,669	148,698
Kimberly-Clark Corp.	115,400	12,413,578
Kingfisher PLC (United Kingdom)	28,358	148,628
Kolao Holdings (South Korea)	41,927	666,870
Lenta, Ltd. 144A GDR (Russia) †	16,903	180,355
Lions Gate Entertainment Corp.	19,607	646,443
Live Nation Entertainment, Inc. †	25,239	606,241
Lowe’s Cos., Inc.	141,027	7,463,149
Luxottica Group SpA (Italy)	5,363	278,664

Dynamic Asset Allocation Growth Fund     31

COMMON STOCKS (63.1%)* cont.	Shares	Value
Consumer cyclicals cont.
Macy’s, Inc.	76,303	$4,439,309
Makalot Industrial Co., Ltd. (Taiwan)	102,000	517,629
Marcus Corp.	19,703	311,307
Marriott Vacations Worldwide Corp. †	5,623	356,554
MasterCard, Inc. Class A	9,100	672,672
MAXIMUS, Inc.	3,647	146,354
Mediaset SpA (Italy) †	37,867	144,872
Melco Crown Entertainment, Ltd. ADR (Hong Kong) S	6,900	181,401
MGM China Holdings, Ltd. (Hong Kong)	300,000	864,132
Mitra Adiperkasa Tbk PT (Indonesia)	438,700	198,055
Naspers, Ltd. Class N (South Africa)	9,095	1,000,304
National CineMedia, Inc.	38,594	559,999
Next PLC (United Kingdom)	17,858	1,911,766
Nissan Motor Co., Ltd. (Japan)	39,800	388,326
Nu Skin Enterprises, Inc. Class A	7,814	351,864
Omnicom Group, Inc.	62,600	4,310,636
Panasonic Corp. (Japan)	136,000	1,619,094
Paradise Entertainment, Ltd. (Hong Kong)	720,000	267,258
Penn National Gaming, Inc. †	31,223	350,010
PGT, Inc. †	33,869	315,659
Pitney Bowes, Inc.	13,538	338,315
Priceline Group, Inc. (The) †	3,061	3,546,413
Puregold Price Club, Inc. (Philippines)	107,000	82,655
Randstad Holding NV (Netherlands)	6,061	281,454
Remy International, Inc.	9,053	185,858
Renault SA (France)	11,092	800,619
Scripps Networks Interactive Class A	30,200	2,358,318
SeaWorld Entertainment, Inc.	22,570	434,021
Select Comfort Corp. †	12,834	268,487
Shimano, Inc. (Japan)	14,100	1,716,006
Sinclair Broadcast Group, Inc. Class A	5,990	156,279
Six Flags Entertainment Corp.	6,113	210,226
SJM Holdings, Ltd. (Hong Kong)	279,000	532,585
Sonic Automotive, Inc. Class A	14,808	362,944
Sony Corp. (Japan)	24,200	436,071
Sports Direct International PLC (United Kingdom) †	22,621	225,758
Steinhoff International Holdings, Ltd. (South Africa)	176,902	846,960
Steven Madden, Ltd. †	4,877	157,186
Suzuki Motor Corp. (Japan)	50,200	1,665,784
Swatch Group AG (The) (Switzerland)	1,344	636,790
Thomas Cook Group PLC (United Kingdom) †	184,145	352,802
TiVo, Inc. †	62,899	804,793
Toyota Motor Corp. (Japan)	37,900	2,227,268
TUI Travel PLC (United Kingdom)	89,866	564,428
TVN SA (Poland)	78,337	370,547
Vail Resorts, Inc.	2,019	175,168
Valeo SA (France)	10,314	1,143,985

32     Dynamic Asset Allocation Growth Fund

COMMON STOCKS (63.1%)* cont.	Shares	Value
Consumer cyclicals cont.
Valid Solucoes e Servicos de Seguranca em Meios de Pagamento e Identificacao SA (Brazil)	51,941	$812,722
Viacom, Inc. Class B	89,200	6,863,048
VOXX International Corp. †	12,385	115,181
WH Smith PLC (United Kingdom)	10,108	177,147
Wirecard AG (Germany)	3,808	140,674
WPP PLC (United Kingdom)	33,526	670,591
Wyndham Worldwide Corp.	33,247	2,701,651
		140,563,080
Consumer finance (1.3%)
Discover Financial Services	133,700	8,608,943
Encore Capital Group, Inc. †	11,511	510,052
Federal Agricultural Mortgage Corp. Class C	7,828	251,592
Housing Development Finance Corp., Ltd. (HDFC) (India)	32,999	562,704
MicroFinancial, Inc.	12,493	100,694
Nelnet, Inc. Class A	12,553	540,909
Performant Financial Corp. †	46,567	376,261
PHH Corp. †	9,005	201,352
Portfolio Recovery Associates, Inc. †	11,022	575,679
Regional Management Corp. †	15,586	279,769
Santander Consumer USA Holdings, Inc.	47,700	849,537
Visa, Inc. Class A	52,600	11,223,262
		24,080,754
Consumer staples (4.9%)
Affinity Education Group, Ltd. (Australia) †	65,365	74,707
Alibaba Group Holding, Ltd. ADR (China) †	20,742	1,842,927
Anheuser-Busch InBev NV (Belgium)	20,753	2,302,120
Associated British Foods PLC (United Kingdom)	31,489	1,364,174
Barrett Business Services, Inc.	4,330	170,992
Bigfoot GmbH (acquired 8/2/13, cost $43,964) (Private) (Brazil) †ΔΔ F	2	27,180
Bloomin’ Brands, Inc. †	11,636	213,404
Blue Nile, Inc. †	5,922	169,073
Boulder Brands, Inc. †	5,048	68,804
Bright Horizons Family Solutions, Inc. †	8,174	343,798
British American Tobacco (BAT) PLC (United Kingdom)	20,112	1,130,473
Calbee, Inc. (Japan)	42,900	1,405,391
Carrefour SA (France)	28,341	873,204
Chaoda Modern Agriculture Holdings, Ltd. (China) † F	72,000	4,636
Chegg, Inc. †	25,333	158,078
Cia Brasileira de Distribuicao Grupo Pao de Acucar ADR (Preference) (Brazil)	17,841	778,046
Colgate-Palmolive Co.	34,300	2,237,046
Core-Mark Holding Co., Inc.	9,128	484,149
Coty, Inc. Class A	26,286	435,033
CVS Health Corp.	192,638	15,332,058
Daesang Corp. (South Korea)	14,804	722,612
Diageo PLC (United Kingdom)	27,409	792,503
Distribuidora Internacional de Alimentacion SA (Spain)	80,247	572,302
Dr. Pepper Snapple Group, Inc.	107,300	6,900,463

Dynamic Asset Allocation Growth Fund     33

COMMON STOCKS (63.1%)* cont.	Shares	Value
Consumer staples cont.
Estacio Participacoes SA (Brazil)	89,934	$934,704
Fourlis Holdings SA (Greece) †	73,873	392,945
G8 Education, Ltd. (Australia)	63,779	285,301
Genuine Parts Co.	55,200	4,841,592
Geo Group, Inc. (The) R	3,715	141,987
Grand Canyon Education, Inc. †	2,869	116,969
Groupon, Inc. †	17,139	114,489
Heineken Holding NV (Netherlands)	14,024	926,238
Henkel AG & Co. KGaA (Preference) (Germany)	6,577	656,763
ITOCHU Corp. (Japan)	11,500	140,626
ITT Educational Services, Inc. † S	6,865	29,451
Japan Tobacco, Inc. (Japan)	29,900	973,252
Kao Corp. (Japan)	29,300	1,142,847
Kerry Group PLC Class A (Ireland)	9,490	669,192
Kforce, Inc.	18,199	356,154
Koninklijke Ahold NV (Netherlands)	67,706	1,094,880
Korn/Ferry International †	9,839	244,991
Krispy Kreme Doughnuts, Inc. †	13,393	229,824
Kroton Educacional SA (Brazil)	88,396	555,420
L’Oreal SA (France)	5,290	837,798
ManpowerGroup, Inc.	52,200	3,659,220
Mondelez International, Inc. Class A	257,100	8,809,532
MWI Veterinary Supply, Inc. †	2,237	331,971
Nestle SA (Switzerland)	52,425	3,845,358
New Oriental Education & Technology Group, Inc. ADR (China)	11,900	276,080
Nutraceutical International Corp. †	6,445	134,765
On Assignment, Inc. †	14,944	401,246
Papa John’s International, Inc.	9,119	364,669
Philip Morris International, Inc.	144,400	12,042,960
Pinnacle Foods, Inc.	10,331	337,307
Popeyes Louisiana Kitchen, Inc. †	7,225	292,613
Reckitt Benckiser Group PLC (United Kingdom)	9,661	836,207
Rightmove PLC (United Kingdom)	3,943	136,683
SABMiller PLC (United Kingdom)	13,402	744,726
Sao Martinho SA (Brazil)	44,838	719,899
Seven & I Holdings Co., Ltd. (Japan)	3,400	131,999
Shutterfly, Inc. †	2,022	98,552
SpartanNash Co.	8,935	173,786
Suntory Beverage & Food, Ltd. (Japan)	27,100	961,713
TrueBlue, Inc. †	25,231	637,335
Ulker Biskuvi Sanayi AS (Turkey)	77,426	513,826
Unilever NV ADR (Netherlands)	21,290	846,276
Unilever PLC (United Kingdom)	16,516	689,394
United Natural Foods, Inc. †	2,787	171,289
USANA Health Sciences, Inc. †	2,202	162,199
WH Group, Ltd. 144A (Hong Kong) †	205,605	168,936
WM Morrison Supermarkets PLC (United Kingdom)	16,466	44,914
Wolseley PLC (United Kingdom)	4,909	257,905
34     Dynamic Asset Allocation Growth Fund

COMMON STOCKS (63.1%)* cont.	Shares	Value
Consumer staples cont.
Woolworths, Ltd. (Australia)	16,521	$493,917
Zalando SE (acquired 9/30/13, cost $89,683) (Private) (Germany) † ΔΔ F	3,740	91,406
Zalando SE (Germany) †	858	23,299
		91,488,578
Energy (4.6%)
Adaro Energy Tbk PT (Indonesia)	581,700	56,108
AMEC PLC (United Kingdom)	56,594	1,007,456
Baker Hughes, Inc.	67,200	4,372,032
Beijing Jingneng Clean Energy Co., Ltd. (China)	322,000	138,179
BG Group PLC (United Kingdom)	59,964	1,103,022
BP PLC (United Kingdom)	295,683	2,166,667
Cabot Oil & Gas Corp.	67,400	2,203,306
Callon Petroleum Co. †	66,769	588,235
Delek US Holdings, Inc.	18,569	615,005
Dril-Quip, Inc. †	9,400	840,360
EnCana Corp. (Canada)	26,100	554,184
EOG Resources, Inc.	76,400	7,565,128
EP Energy Corp. Class A †	24,157	422,264
Exxon Mobil Corp.	159,135	14,966,647
Ezion Holdings, Ltd. (Singapore)	729,480	1,035,436
FutureFuel Corp.	29,241	347,675
Genel Energy PLC (United Kingdom) †	62,158	840,632
Gulfport Energy Corp. †	3,494	186,580
Halliburton Co.	107,300	6,921,923
Key Energy Services, Inc. †	41,328	200,028
Kodiak Oil & Gas Corp. †	21,750	295,148
Lone Pine Resources Canada, Ltd. (Canada) † F	12,473	499
Lone Pine Resources, Inc. Class A (Canada) † F	12,473	499
Lukoil OAO ADR (Russia)	16,485	837,669
Oceaneering International, Inc.	20,164	1,314,088
Oil & Natural Gas Corp., Ltd. (India)	119,368	789,440
Oil States International, Inc. †	11,900	736,610
Petroleo Brasileiro SA ADR (Preference) (Brazil)	46,738	695,929
Petroleo Brasileiro SA ADR (Brazil)	34,298	486,689
Rosetta Resources, Inc. †	4,062	181,003
Royal Dutch Shell PLC Class A (United Kingdom)	53,258	2,031,374
Royal Dutch Shell PLC Class A (United Kingdom)	30,204	1,152,852
Royal Dutch Shell PLC Class B (United Kingdom)	43,725	1,724,863
Schlumberger, Ltd.	155,537	15,816,558
SPT Energy Group, Inc. (China)	276,000	96,359
Statoil ASA (Norway)	57,913	1,575,689
Stone Energy Corp. †	10,218	320,436
Suncor Energy, Inc. (Canada)	12,300	445,126
Superior Energy Services, Inc.	173,900	5,716,093
Total SA (France)	31,463	2,033,390
Unit Corp. †	4,877	286,036
Vaalco Energy, Inc. †	28,873	245,421

Dynamic Asset Allocation Growth Fund     35

COMMON STOCKS (63.1%)* cont.	Shares	Value
Energy cont.
W&T Offshore, Inc.	9,120	$100,320
Woodside Petroleum, Ltd. (Australia)	22,752	806,731
WPX Energy, Inc. †	123,200	2,964,192
		86,783,881
Financial (0.7%)
Bajaj Finance, Ltd. (India)	9,733	427,447
Bajaj Finserv, Ltd. (India)	30,106	550,683
Credit Acceptance Corp. †	2,106	265,503
CTBC Financial Holding Co., Ltd. (Taiwan)	1,542,013	1,035,147
Eurazeo SA (France)	3,895	280,256
HSBC Holdings PLC (United Kingdom)	291,570	2,967,411
KKR & Co. LP	9,700	216,310
Mitsubishi UFJ Financial Group (MUFG), Inc. (Japan)	184,500	1,044,368
Morgan Stanley	188,600	6,519,902
WageWorks, Inc. †	7,490	341,020
		13,648,047
Health care (8.3%)
AbbVie, Inc.	146,300	8,450,288
ACADIA Pharmaceuticals, Inc. †	7,873	194,935
Accuray, Inc. †	21,477	155,923
Actavis PLC †	1,700	410,176
Actelion, Ltd. (Switzerland)	16,159	1,894,518
Aegerion Pharmaceuticals, Inc. †	9,238	308,364
Aetna, Inc.	86,400	6,998,400
Alere, Inc. †	19,571	758,963
Align Technology, Inc. †	3,697	191,061
Alkermes PLC †	6,569	281,613
AMAG Pharmaceuticals, Inc. †	26,492	845,360
Amedisys, Inc. †	9,851	198,695
AmSurg Corp. †	7,336	367,167
Ariad Pharmaceuticals, Inc. † S	46,511	251,159
Array BioPharma, Inc. †	22,163	79,122
Asaleo Care, Ltd. (Australia) †	128,173	213,919
Astellas Pharma, Inc. (Japan)	66,800	995,562
AstraZeneca PLC (United Kingdom)	35,807	2,565,362
AtriCure, Inc. †	9,592	141,194
Auxilium Pharmaceuticals, Inc. †	7,687	229,457
Bayer AG (Germany)	18,029	2,525,023
Biospecifics Technologies Corp. †	4,133	145,895
Cardinal Health, Inc.	78,500	5,881,220
Cardiome Pharma Corp. (Canada) †	36,303	324,186
Celgene Corp. †	98,536	9,339,242
Centene Corp. †	2,099	173,608
Charles River Laboratories International, Inc. †	21,100	1,260,514
CHC Healthcare Group (Taiwan)	131,000	294,568
Chemed Corp.	7,953	818,364
China Biologic Products, Inc. (China) †	11,375	613,795
China Pioneer Pharma Holdings, Ltd. (China)	1,034,000	815,852
Chugai Pharmaceutical Co., Ltd. (Japan)	52,100	1,505,743

36     Dynamic Asset Allocation Growth Fund

COMMON STOCKS (63.1%)* cont.	Shares	Value
Health care cont.
Coloplast A/S Class B (Denmark)	20,314	$1,699,999
Community Health Systems, Inc. †	10,802	591,842
Computer Programs & Systems, Inc.	1,788	102,792
Conatus Pharmaceuticals, Inc. † S	3,143	19,235
Conmed Corp.	14,800	545,232
Cubist Pharmaceuticals, Inc. †	9,704	643,763
DexCom, Inc. †	4,305	172,157
Eli Lilly & Co.	69,747	4,523,093
Enanta Pharmaceuticals, Inc. †	3,066	121,322
Gilead Sciences, Inc. †	44,300	4,715,735
GlaxoSmithKline PLC (United Kingdom)	81,379	1,862,603
Glenmark Pharmaceuticals, Ltd. (India)	65,921	770,292
Globus Medical, Inc. Class A †	9,485	186,570
Greatbatch, Inc. †	12,159	518,095
Grifols SA ADR (Spain)	11,005	386,606
Health Net, Inc. †	25,393	1,170,871
HealthSouth Corp.	2,469	91,106
Henry Schein, Inc. †	30,600	3,563,982
Hill-Rom Holdings, Inc.	10,572	437,998
Hisamitsu Pharmaceutical Co., Inc. (Japan)	12,700	456,570
Impax Laboratories, Inc. †	13,883	329,166
Inovio Pharmaceuticals, Inc. † S	5,660	55,751
Insulet Corp. †	6,751	248,774
Insys Therapeutics, Inc. †	12,984	503,520
Intuitive Surgical, Inc. †	8,700	4,017,834
Isis Pharmaceuticals, Inc. †	6,464	250,997
Jazz Pharmaceuticals PLC †	12,755	2,047,943
Johnson & Johnson	178,282	19,003,078
Kindred Healthcare, Inc.	13,660	265,004
Mallinckrodt PLC †	3,010	271,352
McKesson Corp.	50,851	9,899,164
Medicines Co. (The) †	8,629	192,599
Merck & Co., Inc.	7,771	460,665
Merrimack Pharmaceuticals, Inc. † S	22,738	199,640
Mettler-Toledo International, Inc. †	5,200	1,331,876
Myriad Genetics, Inc. † S	24,700	952,679
Nektar Therapeutics †	15,260	184,188
Novartis AG (Switzerland)	20,774	1,956,456
Novo Nordisk A/S Class B (Denmark)	28,334	1,350,069
NPS Pharmaceuticals, Inc. †	7,572	196,872
Omega Healthcare Investors, Inc. R	5,838	199,601
OraSure Technologies, Inc. †	76,816	554,612
Pfizer, Inc.	455,581	13,471,530
Prestige Brands Holdings, Inc. †	11,208	362,803
Providence Service Corp. (The) †	11,994	580,270
Puma Biotechnology, Inc. †	920	219,484
Receptos, Inc. †	2,916	181,113
Repligen Corp. †	10,426	207,582

Dynamic Asset Allocation Growth Fund     37

COMMON STOCKS (63.1%)* cont.	Shares	Value
Health care cont.
Retrophin, Inc. † S	9,090	$81,992
Roche Holding AG-Genusschein (Switzerland)	8,624	2,553,584
Sanofi (France)	29,528	3,331,207
Shire PLC (United Kingdom)	14,771	1,276,654
Spectranetics Corp. (The) †	7,589	201,640
STAAR Surgical Co. †	27,128	288,371
Steris Corp.	4,769	257,335
Sucampo Pharmaceuticals, Inc. Class A †	15,044	97,786
Sunesis Pharmaceuticals, Inc. †	7,382	52,707
Suzuken Co., Ltd. (Japan)	10,200	294,093
Takeda Pharmaceutical Co., Ltd. (Japan)	7,300	317,528
TESARO, Inc. †	4,255	114,545
Threshold Pharmaceuticals, Inc. †	24,720	89,239
Trevena, Inc. †	12,332	79,171
Trinity Biotech PLC ADR (Ireland)	8,366	152,847
Triple-S Management Corp. Class B (Puerto Rico) †	5,672	112,873
UCB SA (Belgium)	2,581	234,264
United Therapeutics Corp. †	37,100	4,772,915
Valeant Pharmaceuticals International, Inc. †	1,300	170,560
WellPoint, Inc.	68,700	8,217,894
West Pharmaceutical Services, Inc.	10,646	476,515
WuXi PharmaTech Cayman, Inc. ADR (China) †	24,838	869,827
		155,347,280
Insurance (2.4%)
ACE, Ltd.	3,496	366,626
Admiral Group PLC (United Kingdom)	8,198	169,953
Ageas (Belgium)	27,435	910,855
AIA Group, Ltd. (Hong Kong)	426,800	2,202,702
Alleghany Corp. †	7,600	3,177,940
Allianz SE (Germany)	10,204	1,653,101
Allied World Assurance Co. Holdings AG	16,734	616,481
American Equity Investment Life Holding Co.	20,215	462,519
American International Group, Inc.	8,200	442,964
Amtrust Financial Services, Inc.	10,916	434,675
Aon PLC	99,542	8,726,847
Assicurazioni Generali SpA (Italy)	60,285	1,265,295
AXA SA (France)	48,961	1,205,764
Berkshire Hathaway, Inc. Class B †	7,168	990,188
Cathay Financial Holding Co., Ltd. (Taiwan)	560,478	910,635
Challenger, Ltd. (Australia)	142,561	889,312
China Life Insurance Co., Ltd. Class H (China)	254,000	705,086
China Pacific Insurance (Group) Co., Ltd. (China)	143,000	501,577
Chubb Corp. (The)	73,100	6,657,948
CNO Financial Group, Inc.	21,659	367,337
CNP Assurances (France)	55,797	1,050,495
Genworth Financial, Inc. Class A †	66,435	870,299
Insurance Australia Group, Ltd. (Australia)	229,718	1,231,675
Intact Financial Corp. (Canada)	2,700	174,809

38     Dynamic Asset Allocation Growth Fund

COMMON STOCKS (63.1%)* cont.	Shares	Value
Insurance cont.
Legal & General Group PLC (United Kingdom)	262,070	$972,290
Liberty Holdings, Ltd. (South Africa)	55,523	605,816
Maiden Holdings, Ltd. (Bermuda)	18,526	205,268
Meritz Fire & Marine Insurance Co., Ltd. (South Korea)	34,067	422,037
Muenchener Rueckversicherungs AG (Germany)	3,446	682,081
PartnerRe, Ltd.	29,500	3,241,755
ProAssurance Corp.	6,955	306,507
Prudential PLC (United Kingdom)	85,121	1,890,605
SCOR SE (France)	6,078	189,619
St James’s Place PLC (United Kingdom)	22,251	261,644
Stewart Information Services Corp.	8,908	261,450
Symetra Financial Corp.	18,582	433,518
United Insurance Holdings Corp.	18,147	272,205
		45,729,878
Investment banking/Brokerage (1.0%)
Altisource Portfolio Solutions SA † S	3,398	342,518
Deutsche Bank AG (Germany)	23,345	818,843
Goldman Sachs Group, Inc. (The)	83,721	15,368,664
Investor AB Class B (Sweden)	26,569	934,679
Noah Holdings, Ltd. ADR (China) †	35,222	472,679
UBS AG (Switzerland)	78,838	1,367,848
WisdomTree Investments, Inc. †	31,723	361,008
		19,666,239
Real estate (2.6%)
AG Mortgage Investment Trust, Inc. R	5,092	90,638
Agree Realty Corp. R	8,609	235,714
Arlington Asset Investment Corp. Class A	5,858	148,852
ARMOUR Residential REIT, Inc. R	27,307	105,132
Ashford Hospitality Prime, Inc. R	6,437	98,036
Ashford Hospitality Trust, Inc. R	32,184	328,920
AvalonBay Communities, Inc. R	47,005	6,626,295
Bekasi Fajar Industrial Estate Tbk PT (Indonesia)	10,704,700	512,760
Bellway PLC (United Kingdom)	11,057	279,424
CBL & Associates Properties, Inc. R	11,539	206,548
CBRE Group, Inc. Class A †	157,200	4,675,128
Chailease Holding Co., Ltd. (Taiwan)	390,800	948,221
CSI Properties, Ltd. (Hong Kong)	3,710,000	155,251
CYS Investments, Inc. R	16,544	136,323
Dexus Property Group (Australia) R	824,023	801,403
Education Realty Trust, Inc. R	47,410	487,375
Emaar Malls Group PJSC (United Arab Emirates) †	431,011	340,307
Emaar Properties PJSC (United Arab Emirates) †	198,979	623,539
EPR Properties R	4,797	243,112
Essex Property Trust, Inc. R	35,600	6,363,500
Federal Realty Investment Trust R	14,000	1,658,440
First Industrial Realty Trust R	10,326	174,613
GPT Group (Australia) R	255,025	862,251
Hammerson PLC (United Kingdom) R	65,160	605,747
HFF, Inc. Class A	21,726	628,968

Dynamic Asset Allocation Growth Fund     39

COMMON STOCKS (63.1%)* cont.	Shares	Value
Real estate cont.
Hibernia REIT PLC (Ireland) † R	334,965	$486,638
Hongkong Land Holdings, Ltd. (Hong Kong)	23,000	156,102
Invesco Mortgage Capital, Inc. R	8,366	131,514
Investors Real Estate Trust R	23,280	179,256
iStar Financial, Inc. † R	19,780	267,030
Kilroy Realty Corp. R	13,600	808,384
Lexington Realty Trust R	46,132	451,632
LTC Properties, Inc. R	12,178	449,246
MFA Financial, Inc. R	27,453	213,584
Mitsubishi Estate Co., Ltd. (Japan)	12,000	270,340
Mitsui Fudosan Co., Ltd. (Japan)	8,000	245,324
MRV Engenharia e Participacoes SA (Brazil)	120,762	405,048
National Health Investors, Inc. R	6,803	388,723
One Liberty Properties, Inc. R	11,272	228,033
Persimmon PLC (United Kingdom)	7,648	164,380
PS Business Parks, Inc. R	6,643	505,798
Public Storage R	38,695	6,417,179
Ramco-Gershenson Properties Trust R	13,505	219,456
Rayonier, Inc. R	22,200	691,308
Regus PLC (United Kingdom)	154,117	423,345
Scentre Group (Australia) † R	76,716	219,687
Select Income REIT R	8,524	205,002
Shopping Centres Australasia Property Group (Australia) R	109,837	161,358
Sovran Self Storage, Inc. R	2,153	160,097
Starwood Property Trust, Inc. R	6,487	142,455
Starwood Waypoint Residential Trust † R	1,297	33,735
Sumitomo Warehouse Co., Ltd. (The) (Japan)	44,000	232,481
Summit Hotel Properties, Inc. R	29,443	317,396
Sun Hung Kai Properties, Ltd. (Hong Kong)	7,000	99,042
Surya Semesta Internusa Tbk PT (Indonesia)	14,667,400	891,039
Tokyo Tatemono Co., Ltd. (Japan)	146,000	1,182,274
Two Harbors Investment Corp. R	296,100	2,863,287
Universal Health Realty Income Trust R	2,851	118,830
Westfield Group (Australia)	61,570	400,451
Wheelock and Co., Ltd. (Hong Kong)	231,000	1,100,409
		48,566,360
Technology (9.6%)
Activision Blizzard, Inc.	223,000	4,636,170
Acxiom Corp. †	12,649	209,341
Advanced Energy Industries, Inc. †	7,788	146,337
Advanced Semiconductor Engineering, Inc. (Taiwan)	933,000	1,089,068
Alcatel-Lucent (France) †	124,855	385,589
Amber Road, Inc. †	3,903	67,678
Amdocs, Ltd.	68,500	3,142,780
Anixter International, Inc.	4,913	416,819
AOL, Inc. †	5,209	234,145
Apple, Inc.	217,768	21,940,126
ASML Holding NV (Netherlands)	12,090	1,199,948

40     Dynamic Asset Allocation Growth Fund

COMMON STOCKS (63.1%)* cont.	Shares	Value
Technology cont.
Aspen Technology, Inc. †	8,956	$337,820
AVG Technologies NV (Netherlands) †	8,996	149,154
Baidu, Inc. ADR (China) †	3,178	693,535
Bottomline Technologies, Inc. †	3,393	93,613
Broadcom Corp. Class A	215,474	8,709,459
Brother Industries, Ltd. (Japan)	57,200	1,059,381
CACI International, Inc. Class A †	6,716	478,649
Casetek Holdings, Ltd. (Taiwan)	114,000	694,985
Cavium, Inc. †	2,726	135,564
Ceva, Inc. †	13,216	177,623
Cirrus Logic, Inc. †	7,654	159,586
Commvault Systems, Inc. †	2,196	110,678
Computer Sciences Corp.	100,400	6,139,460
Cornerstone OnDemand, Inc. †	6,318	217,402
CSG Systems International, Inc.	3,977	104,516
Dun & Bradstreet Corp. (The)	26,500	3,112,955
eBay, Inc. †	104,100	5,895,183
Electronic Arts, Inc. †	12,300	438,003
EnerSys	11,641	682,628
Engility Holdings, Inc. †	7,590	236,580
Entegris, Inc. †	25,863	297,425
Extreme Networks, Inc. †	39,186	187,701
F5 Networks, Inc. †	46,600	5,533,284
Facebook, Inc. Class A †	92,700	7,327,008
Fairchild Semiconductor International, Inc. † S	9,858	153,095
FANUC Corp. (Japan)	8,900	1,607,205
FEI Co.	3,098	233,651
Freescale Semiconductor, Ltd. †	12,451	243,168
Fujitsu, Ltd. (Japan)	124,000	763,941
GenMark Diagnostics, Inc. † S	21,703	194,676
Gentex Corp.	50,100	1,341,177
Google, Inc. Class A †	3,536	2,080,618
Google, Inc. Class C †	292	168,589
GT Advanced Technologies, Inc. † S	19,851	214,986
HCL Technologies, Ltd. (India)	37,084	1,028,627
Hollysys Automation Technologies, Ltd. (China) †	39,904	897,441
Hoya Corp. (Japan)	45,000	1,512,437
inContact, Inc. †	14,062	122,269
InnerWorkings, Inc. †	40,012	323,697
Inotera Memories, Inc. (Taiwan) †	507,000	748,114
Integrated Silicon Solutions, Inc.	32,099	441,040
IntraLinks Holdings, Inc. †	27,127	219,729
InvenSense, Inc. † S	7,292	143,871
Konica Minolta Holdings, Inc. (Japan)	43,000	465,876
L-3 Communications Holdings, Inc.	62,109	7,386,002
Leidos Holdings, Inc.	52,900	1,816,057
Lexmark International, Inc. Class A	5,444	231,370
LivePerson, Inc. †	9,117	114,783

Dynamic Asset Allocation Growth Fund     41

COMMON STOCKS (63.1%)* cont.	Shares	Value
Technology cont.
Manhattan Associates, Inc. †	18,362	$613,658
Marvell Technology Group, Ltd.	252,100	3,398,308
MeetMe, Inc. † S	61,028	120,225
Mellanox Technologies, Ltd. (Israel) †	3,909	175,397
Mentor Graphics Corp.	29,949	613,805
Microsemi Corp. †	6,294	159,931
Microsoft Corp.	43,809	2,030,985
MTS Systems Corp.	2,449	167,169
Naver Corp. (South Korea)	637	483,064
NetApp, Inc.	177,200	7,612,512
Netscout Systems, Inc. †	6,529	299,028
NIC, Inc.	16,623	286,248
Nimble Storage, Inc. †	6,493	168,623
NTT Data Corp. (Japan)	12,200	437,771
Oracle Corp.	390,768	14,958,599
Pegatron Corp. (Taiwan)	293,000	537,693
Perficient, Inc. †	13,717	205,618
Photronics, Inc. †	25,491	205,203
Plantronics, Inc.	2,164	103,396
Power Integrations, Inc.	4,252	229,225
Powertech Technology, Inc. (Taiwan)	342,000	618,011
Proofpoint, Inc. †	4,258	158,142
PTC, Inc. †	8,122	299,702
Qihoo 360 Technology Co., Ltd. ADR (China) †	1,600	107,952
Quantum Corp. †	130,465	151,339
RF Micro Devices, Inc. †	58,109	670,578
Rockwell Automation, Inc.	27,800	3,054,664
Rovi Corp. †	13,505	266,656
Safeguard Scientifics, Inc. †	8,782	161,589
Samsung Electronics Co., Ltd. (South Korea)	3,242	3,629,391
SanDisk Corp.	19,300	1,890,435
SAP AG (Germany)	6,380	460,065
Sartorius AG (Preference) (Germany)	1,533	172,802
Semtech Corp. †	6,600	179,190
Silergy Corp. (Taiwan)	16,777	132,063
Silicon Image, Inc. †	41,452	208,918
SK Hynix, Inc. (South Korea) †	42,901	1,898,842
Skyworth Digital Holdings, Ltd. (China)	724,000	375,840
SoftBank Corp. (Japan)	22,400	1,572,408
SolarWinds, Inc. †	11,977	503,633
Sparton Corp. †	9,272	228,555
SS&C Technologies Holdings, Inc. †	5,573	244,599
Symantec Corp.	235,668	5,540,555
Synaptics, Inc. †	9,322	682,370
Taiwan Semiconductor Manufacturing Co., Ltd. (Taiwan)	367,350	1,462,309
Tech Data Corp. †	3,603	212,073
Tencent Holdings, Ltd. (China)	123,900	1,844,386
Toshiba Corp. (Japan)	125,000	579,712

42     Dynamic Asset Allocation Growth Fund

COMMON STOCKS (63.1%)* cont.	Shares	Value
Technology cont.
Tyler Technologies, Inc. †	4,420	$390,728
Ultimate Software Group, Inc. †	3,103	439,106
Ultra Clean Holdings, Inc. †	39,676	355,100
Unisys Corp. †	10,796	252,734
United Internet AG (Germany)	18,967	806,560
VeriFone Systems, Inc. †	8,123	279,269
Verint Systems, Inc. †	5,500	305,855
VeriSign, Inc. † S	104,600	5,765,552
Western Digital Corp.	90,748	8,831,595
Xilinx, Inc.	59,300	2,511,355
XO Group, Inc. †	9,513	106,641
Yandex NV Class A (Russia) †	24,171	671,833
Yelp, Inc. †	2,566	175,130
Zynga, Inc. Class A †	30,123	81,332
		179,978,639
Transportation (1.1%)
Aegean Marine Petroleum Network, Inc. (Greece)	40,847	374,567
Alaska Air Group, Inc.	113,400	4,937,436
ANA Holdings, Inc. (Japan)	530,000	1,233,425
ComfortDelgro Corp., Ltd. (Singapore)	443,000	832,168
Delta Air Lines, Inc.	13,377	483,579
Deutsche Post AG (Germany)	51,403	1,643,877
Diana Shipping, Inc. (Greece) †	18,190	162,619
Hawaiian Holdings, Inc. †	28,153	378,658
Japan Airlines Co., Ltd. (Japan) UR	6,600	180,626
Matson, Inc.	3,988	99,820
Quality Distribution, Inc. †	55,034	703,335
Republic Airways Holdings, Inc. †	22,010	244,531
SkyWest, Inc.	14,579	113,425
Southwest Airlines Co.	205,300	6,932,981
Spirit Airlines, Inc. †	7,380	510,253
StealthGas, Inc. (Greece) †	68,413	623,242
Swift Transportation Co. †	37,215	780,771
Universal Truckload Services, Inc.	1,248	30,264
XPO Logistics, Inc. †	10,997	414,257
		20,679,834
Utilities and power (2.4%)
Centrica PLC (United Kingdom)	247,016	1,228,352
China Power New Energy Development Co., Ltd. (China) †	10,020,000	635,858
China Resources Gas Group, Ltd. (China)	114,000	307,918
China Resources Power Holdings Co., Ltd. (China)	394,000	1,063,950
China Water Affairs Group, Ltd. (China)	2,360,000	1,047,356
China WindPower Group, Ltd. (China) †	10,650,000	846,023
CMS Energy Corp.	107,373	3,184,683
Edison International	90,500	5,060,760
Enel SpA (Italy)	211,683	1,116,879
ENI SpA (Italy)	49,234	1,168,826
Entergy Corp.	147,924	11,438,963
Kinder Morgan, Inc.	21,700	831,978

Dynamic Asset Allocation Growth Fund     43

COMMON STOCKS (63.1%)* cont.	Shares	Value
Utilities and power cont.
Korea Electric Power Corp. (South Korea)	13,740	$623,060
Origin Energy, Ltd. (Australia)	29,714	388,105
PG&E Corp.	25,490	1,148,070
Power Grid Corp. of India, Ltd. (India)	212,457	465,199
PPL Corp.	173,200	5,687,888
Red Electrica Corporacion SA (Spain)	20,287	1,750,625
Tenaga Nasional Bhd (Malaysia)	148,800	561,322
Tokyo Gas Co., Ltd. (Japan)	316,000	1,777,450
UGI Corp.	96,750	3,298,208
United Utilities Group PLC (United Kingdom)	72,956	951,135
Veolia Environnement SA (France)	22,936	402,558
		44,985,166
Total common stocks (cost $1,008,811,292)		$1,182,617,459

CORPORATE BONDS AND NOTES (11.6%)*	Principal amount	Value
Basic materials (0.5%)
Ainsworth Lumber Co., Ltd. 144A sr. notes 7 1/2s, 2017 (Canada)	$54,000	$56,516
Alcoa, Inc. sr. unsec. unsub. notes 5.4s, 2021	35,000	37,064
Alcoa, Inc. sr. unsec. unsub. notes 5 1/8s, 2024	50,000	50,065
Allegheny Technologies, Inc. sr. unsec. unsub. notes 5.95s, 2021	40,000	43,123
ArcelorMittal SA sr. unsec. bonds 10.35s, 2019 (France)	617,000	752,740
ArcelorMittal SA sr. unsec. unsub. notes 7 1/2s, 2039 (France)	62,000	63,860
Archer Daniels-Midland Co. sr. unsec. notes 5.45s, 2018	871,000	975,968
Boise Cascade Co. company guaranty sr. unsec. notes 6 3/8s, 2020	199,000	208,950
Celanese US Holdings, LLC company guaranty sr. unsec. unsub. notes 4 5/8s, 2022 (Germany)	94,000	91,533
Celanese US Holdings, LLC sr. notes 5 7/8s, 2021 (Germany)	255,000	271,575
CF Industries, Inc. company guaranty sr. unsec. notes 5 3/8s, 2044	88,000	92,277
CF Industries, Inc. company guaranty sr. unsec. notes 5.15s, 2034	60,000	63,213
CF Industries, Inc. company guaranty sr. unsec. unsub. notes 7 1/8s, 2020	57,000	68,764
Compass Minerals International, Inc. 144A company guaranty sr. unsec. notes 4 7/8s, 2024	140,000	133,700
CPG Merger Sub, LLC 144A company guaranty sr. unsec. unsub. notes 8s, 2021	98,000	99,470
Cytec Industries, Inc. sr. unsec. unsub. notes 3 1/2s, 2023	195,000	191,095
E.I. du Pont de Nemours & Co. sr. notes 3 5/8s, 2021	265,000	278,949
Eldorado Gold Corp. 144A sr. unsec. notes 6 1/8s, 2020 (Canada)	53,000	52,603
First Quantum Minerals, Ltd. 144A company guaranty sr. unsec. notes 7s, 2021 (Canada)	115,000	116,581
FMG Resources August 2006 Pty, Ltd. 144A sr. notes 8 1/4s, 2019 (Australia)	206,000	212,953
HD Supply, Inc. company guaranty sr. unsec. notes 7 1/2s, 2020	235,000	243,813

44     Dynamic Asset Allocation Growth Fund

CORPORATE BONDS AND NOTES (11.6%)* cont.	Principal amount	Value
Basic materials cont.
HD Supply, Inc. company guaranty sr. unsec. unsub. notes 11 1/2s, 2020	$115,000	$132,538
Hexion U.S. Finance Corp. company guaranty sr. notes 6 5/8s, 2020	62,000	62,310
Hexion U.S. Finance Corp./Hexion Nova Scotia Finance, ULC company guaranty notes 9s, 2020	45,000	42,863
Hexion U.S. Finance Corp./Hexion Nova Scotia Finance, ULC company guaranty sr. notes 8 7/8s, 2018	115,000	117,156
HudBay Minerals, Inc. company guaranty sr. unsec. notes 9 1/2s, 2020 (Canada)	85,000	90,525
HudBay Minerals, Inc. 144A company guaranty sr. unsec. notes 9 1/2s, 2020 (Canada)	165,000	175,725
Huntsman International, LLC company guaranty sr. unsec. sub. notes 8 5/8s, 2021	146,000	157,680
Huntsman International, LLC company guaranty sr. unsec. sub. notes 8 5/8s, 2020	59,000	62,245
Huntsman International, LLC company guaranty sr. unsec. unsub. notes 4 7/8s, 2020	174,000	171,390
JM Huber Corp. 144A sr. unsec. notes 9 7/8s, 2019	227,000	253,673
JMC Steel Group, Inc. 144A sr. unsecured notes 8 1/4s, 2018	55,000	55,550
Louisiana-Pacific Corp. company guaranty sr. unsec. unsub. notes 7 1/2s, 2020	174,000	185,310
Lubrizol Corp. (The) sr. unsec. notes 8 7/8s, 2019	135,000	170,413
Methanex Corp. sr. unsec. unsub. notes 3 1/4s, 2019 (Canada)	19,000	19,291
Momentive Performance Materials, Inc. company guaranty sr. notes 8 7/8s, 2020	10,000	8,975
Mosaic Co. (The) sr. unsec. unsub. notes 5 5/8s, 2043	14,000	15,505
Mosaic Co. (The) sr. unsec. unsub. notes 5.45s, 2033	6,000	6,615
New Gold, Inc. 144A company guaranty sr. unsec. unsub. notes 7s, 2020 (Canada)	95,000	101,175
New Gold, Inc. 144A sr. unsec. notes 6 1/4s, 2022 (Canada)	90,000	90,900
Novelis, Inc. company guaranty sr. unsec. notes 8 3/4s, 2020	225,000	240,469
Packaging Corp. of America sr. unsec. unsub. notes 4 1/2s, 2023	145,000	153,438
PQ Corp. 144A sr. notes 8 3/4s, 2018	185,000	196,331
Rio Tinto Finance USA PLC company guaranty sr. unsec. unsub. notes 1 5/8s, 2017 (United Kingdom)	885,000	889,759
Rio Tinto Finance USA, Ltd. company guaranty sr. unsec. unsub. notes 3 1/2s, 2020 (Australia)	10,000	10,359
Rock-Tenn Co. company guaranty sr. unsec. unsub. notes 4.45s, 2019	210,000	225,052
Roofing Supply Group, LLC/Roofing Supply Finance, Inc. 144A company guaranty sr. unsec. notes 10s, 2020	140,000	147,000
Ryerson, Inc./Joseph T Ryerson & Son, Inc. company guaranty sr. notes 9s, 2017	193,000	203,615
Sealed Air Corp. 144A sr. unsec. notes 6 1/2s, 2020	137,000	146,076
Sealed Air Corp. 144A sr. unsec. notes 5 1/4s, 2023	145,000	141,738
Smurfit Kappa Treasury Funding, Ltd. company guaranty sr. unsub. notes 7 1/2s, 2025 (Ireland)	60,000	68,400
Steel Dynamics, Inc. company guaranty sr. unsec. notes 7 5/8s, 2020	14,000	14,700

Dynamic Asset Allocation Growth Fund     45

CORPORATE BONDS AND NOTES (11.6%)* cont.	Principal amount	Value
Basic materials cont.
Steel Dynamics, Inc. company guaranty sr. unsec. unsub. notes 6 3/8s, 2022	$28,000	$29,575
Steel Dynamics, Inc. company guaranty sr. unsec. unsub. notes 6 1/8s, 2019	34,000	35,913
Steel Dynamics, Inc. company guaranty sr. unsec. unsub. notes 5 1/4s, 2023	17,000	17,128
Steel Dynamics, Inc. 144A company guaranty sr. unsec. unsub. notes 5 1/2s, 2024	50,000	50,250
Steel Dynamics, Inc. 144A company guaranty sr. unsec. unsub. notes 5 1/8s, 2021	30,000	30,450
Taminco Global Chemical Corp. 144A sr. notes 9 3/4s, 2020 (Belgium)	120,000	132,150
TMS International Corp. 144A company guaranty sr. unsec. notes 7 5/8s, 2021	70,000	73,850
USG Corp. 144A company guaranty sr. unsec. notes 5 7/8s, 2021	28,000	28,630
Weekley Homes, LLC/Weekley Finance Corp. sr. unsec. bonds 6s, 2023	238,000	230,265
Weyerhaeuser Co. sr. unsec. unsub. notes 7 3/8s, 2032 R	355,000	470,553
WR Grace & Co.- Conn. 144A company guaranty sr. unsec. notes 5 5/8s, 2024	165,000	169,125
WR Grace & Co.- Conn. 144A company guaranty sr. unsec. notes 5 1/8s, 2021	125,000	127,031
		9,856,508
Capital goods (0.4%)
ADS Waste Holdings, Inc. company guaranty sr. unsec. notes 8 1/4s, 2020	431,000	449,318
American Axle & Manufacturing, Inc. company guaranty sr. unsec. notes 7 3/4s, 2019	294,000	330,750
Amstead Industries, Inc. 144A company guaranty sr. unsec. notes 5 3/8s, 2024	120,000	116,400
Belden, Inc. 144A company guaranty sr. unsec. sub. notes 5 1/4s, 2024	75,000	71,813
Berry Plastics Corp. company guaranty notes 5 1/2s, 2022	76,000	73,150
Berry Plastics Corp. company guaranty unsub. notes 9 3/4s, 2021	199,000	220,393
Boeing Capital Corp. sr. unsec. unsub. notes 4.7s, 2019	105,000	117,084
Bombardier, Inc. 144A sr. notes 6 1/8s, 2023 (Canada)	90,000	90,113
Bombardier, Inc. 144A sr. unsec. notes 7 3/4s, 2020 (Canada)	125,000	136,250
Briggs & Stratton Corp. company guaranty sr. unsec. notes 6 7/8s, 2020	305,000	337,406
Covidien International Finance SA company guaranty sr. unsec. unsub. notes 6s, 2017 (Luxembourg)	885,000	999,737
Crown Americas, LLC/Crown Americas Capital Corp. IV company guaranty sr. unsec. notes 4 1/2s, 2023	300,000	283,500
Deere & Co. sr. unsec. unsub. notes 2.6s, 2022	235,000	228,151
Exide Technologies sr. notes 8 5/8s, 2018 (In default) †	25,000	6,250
Gates Global LLC/Gates Global Co. 144A sr. unsec. notes 6s, 2022	260,000	247,000
General Dynamics Corp. company guaranty sr. unsec. unsub. notes 3.6s, 2042	150,000	135,323

46     Dynamic Asset Allocation Growth Fund

CORPORATE BONDS AND NOTES (11.6%)* cont.	Principal amount	Value
Capital goods cont.
General Dynamics Corp. company guaranty sr. unsec. unsub. notes 2 1/4s, 2022	$100,000	$94,508
Legrand France SA sr. unsec. unsub. debs 8 1/2s, 2025 (France)	665,000	919,762
Manitowoc Co., Inc. (The) company guaranty sr. unsec. notes 5 7/8s, 2022	85,000	87,550
MasTec, Inc. company guaranty sr. unsec. unsub. notes 4 7/8s, 2023	80,000	74,800
Oshkosh Corp. company guaranty sr. unsec. notes 5 3/8s, 2022	90,000	90,450
Pittsburgh Glass Works, LLC 144A company guaranty sr. notes 8s, 2018	148,000	156,880
Raytheon Co. sr. unsec. notes 4 7/8s, 2040	65,000	71,297
Reynolds Group Issuer, Inc./Reynolds Group Issuer, LLC/Reynolds Group Issuer Lu company guaranty sr. notes 5 3/4s, 2020	207,000	210,623
Reynolds Group Issuer, Inc./Reynolds Group Issuer, LLC/Reynolds Group Issuer Lu company guaranty sr. unsec. unsub. notes 9 7/8s, 2019	400,000	430,500
Reynolds Group Issuer, Inc./Reynolds Group Issuer, LLC/Reynolds Group Issuer Lu company guaranty sr. unsec. unsub. notes 8 1/4s, 2021 (New Zealand)	100,000	105,750
Tenneco, Inc. company guaranty sr. unsub. notes 6 7/8s, 2020	140,000	147,700
Terex Corp. company guaranty sr. unsec. unsub. notes 6 1/2s, 2020	39,000	40,853
Terex Corp. company guaranty sr. unsec. unsub. notes 6s, 2021	227,000	236,080
TransDigm, Inc. company guaranty sr. unsec. sub. notes 7 1/2s, 2021	39,000	41,633
TransDigm, Inc. company guaranty sr. unsec. sub. notes 5 1/2s, 2020	28,000	27,160
TransDigm, Inc. 144A sr. unsec. sub. notes 6 1/2s, 2024	39,000	38,854
United Technologies Corp. sr. unsec. unsub. notes 4 1/2s, 2042	130,000	136,029
Waste Management, Inc. company guaranty sr. unsec. notes 7 3/4s, 2032	170,000	242,341
Zebra Technologies Corp. 144A sr. unsec. unsub. notes 7 1/4s, 2022	80,000	80,000
		7,075,408
Communication services (1.2%)
Adelphia Communications Corp. escrow bonds zero %, 2015	200,000	1,750
America Movil SAB de CV company guaranty sr. unsec. unsub. notes 6 1/8s, 2040 (Mexico)	140,000	163,019
America Movil SAB de CV company guaranty sr. unsec. unsub. notes 2 3/8s, 2016 (Mexico)	200,000	204,488
American Tower Corp. sr. unsec. notes 7s, 2017 R	210,000	239,063
AT&T, Inc. sr. unsec. unsub. notes 1.7s, 2017	885,000	892,281
Cablevision Systems Corp. sr. unsec. unsub. notes 8 5/8s, 2017	367,000	407,829
Cablevision Systems Corp. sr. unsec. unsub. notes 8s, 2020	56,000	61,600
Cablevision Systems Corp. sr. unsec. unsub. notes 7 3/4s, 2018	104,000	112,710
CCO Holdings, LLC/CCO Holdings Capital Corp. company guaranty sr. unsec. notes 6 1/2s, 2021	129,000	134,483
CCO Holdings, LLC/CCO Holdings Capital Corp. company guaranty sr. unsec. notes 5 1/4s, 2022	76,000	74,290

Dynamic Asset Allocation Growth Fund     47

CORPORATE BONDS AND NOTES (11.6%)* cont.	Principal amount	Value
Communication services cont.
CCO Holdings, LLC/CCO Holdings Capital Corp. company guaranty sr. unsec. unsub. bonds 5 1/8s, 2023	$146,000	$140,160
CCO Holdings, LLC/CCO Holdings Capital Corp. company guaranty sr. unsec. unsub. notes 7 3/8s, 2020	104,000	109,980
CCO Holdings, LLC/CCO Holdings Capital Corp. company guaranty sr. unsec. unsub. notes 6 5/8s, 2022	115,000	120,750
CCO Holdings, LLC/CCO Holdings Capital Corp. company guaranty sr. unsub. notes 7s, 2019	165,000	171,394
CenturyLink, Inc. sr. unsec. unsub. notes 6 3/4s, 2023	154,000	165,165
CenturyLink, Inc. sr. unsec. unsub. notes 5 5/8s, 2020	34,000	35,071
Comcast Corp. company guaranty sr. unsec. unsub. bonds 6 1/2s, 2017	890,000	996,686
Comcast Corp. company guaranty sr. unsec. unsub. notes 6.95s, 2037	393,000	526,569
Comcast Corp. company guaranty sr. unsec. unsub. notes 6 1/2s, 2035	35,000	45,531
Crown Castle International Corp. sr. unsec. notes 5 1/4s, 2023 R	297,000	294,401
Crown Castle International Corp. sr. unsec. unsub. notes 4 7/8s, 2022 R	81,000	78,570
CSC Holdings, LLC sr. unsec. unsub. notes 6 3/4s, 2021	188,000	200,220
CSC Holdings, LLC 144A sr. unsec. notes 5 1/4s, 2024	123,000	118,080
Deutsche Telekom International Finance BV company guaranty 8 3/4s, 2030 (Netherlands)	195,000	283,526
Digicel, Ltd. 144A sr. unsec. notes 8 1/4s, 2017 (Jamaica)	125,000	127,350
DISH DBS Corp. company guaranty sr. unsec. notes 7 7/8s, 2019	273,000	308,490
DISH DBS Corp. company guaranty sr. unsec. notes 6 3/4s, 2021	269,000	289,175
Frontier Communications Corp. sr. unsec. notes 6 7/8s, 2025	20,000	19,750
Frontier Communications Corp. sr. unsec. notes 6 1/4s, 2021	20,000	19,800
Frontier Communications Corp. sr. unsec. unsub. notes 7 5/8s, 2024	42,000	43,575
Hughes Satellite Systems Corp. company guaranty sr. notes 6 1/2s, 2019	202,000	214,625
Hughes Satellite Systems Corp. company guaranty sr. unsec. notes 7 5/8s, 2021	149,000	162,410
Intelsat Jackson Holdings SA company guaranty sr. unsec. bonds 6 5/8s, 2022 (Bermuda)	73,000	73,730
Intelsat Jackson Holdings SA company guaranty sr. unsec. notes 7 1/2s, 2021 (Bermuda)	146,000	155,855
Intelsat Luxembourg SA company guaranty sr. unsec. bonds 8 1/8s, 2023 (Luxembourg)	283,000	295,028
Intelsat Luxembourg SA company guaranty sr. unsec. bonds 7 3/4s, 2021 (Luxembourg)	703,000	716,181
Koninklijke (Royal) KPN NV sr. unsec. unsub. bonds 8 3/8s, 2030 (Netherlands)	90,000	124,164
Level 3 Escrow II, Inc. 144A company guaranty sr. unsec. unsub. notes 5 3/8s, 2022	130,000	128,050
Level 3 Financing, Inc. company guaranty sr. unsec. unsub. notes 8 5/8s, 2020	129,000	139,643
Level 3 Financing, Inc. company guaranty sr. unsec. unsub. notes 8 1/8s, 2019	31,000	33,015

48     Dynamic Asset Allocation Growth Fund

CORPORATE BONDS AND NOTES (11.6%)* cont.	Principal amount	Value
Communication services cont.
Level 3 Financing, Inc. company guaranty sr. unsec. unsub. notes 7s, 2020	$147,000	$154,901
Level 3 Financing, Inc. 144A company guaranty sr. unsec. notes 6 1/8s, 2021	161,000	165,830
Mediacom, LLC/Mediacom Capital Corp. sr. unsec. unsub. notes 7 1/4s, 2022	125,000	131,250
NII International Telecom SCA 144A company guaranty sr. unsec. notes 7 7/8s, 2019 (Luxembourg) (In default) †	95,000	63,413
Numericable Group SA 144A sr. notes 6s, 2022 (France)	400,000	403,000
Orange SA sr. unsec. unsub. notes 4 1/8s, 2021 (France)	132,000	139,313
Quebecor Media, Inc. sr. unsec. unsub. notes 5 3/4s, 2023 (Canada)	112,000	111,160
Qwest Corp. sr. unsec. notes 6 3/4s, 2021	670,000	768,081
Qwest Corp. sr. unsec. unsub. notes 7 1/4s, 2025	85,000	99,137
Rogers Communications, Inc. company guaranty sr. unsec. bonds 8 3/4s, 2032 (Canada)	225,000	323,378
SBA Communications Corp. 144A sr. unsec. notes 4 7/8s, 2022	115,000	110,400
SBA Telecommunications, Inc. company guaranty sr. unsec. unsub. notes 5 3/4s, 2020	48,000	48,840
SES SA 144A company guaranty sr. unsec. notes 3.6s, 2023 (France)	222,000	223,412
Sprint Capital Corp. company guaranty 6 7/8s, 2028	675,000	644,625
Sprint Communications, Inc. sr. unsec. unsub. notes 8 3/8s, 2017	157,000	175,448
Sprint Communications, Inc. sr. unsec. unsub. notes 7s, 2020	87,000	90,915
Sprint Communications, Inc. 144A company guaranty sr. unsec. notes 9s, 2018	339,000	391,545
Sprint Corp. 144A company guaranty sr. unsec. notes 7 7/8s, 2023	308,000	326,480
Sprint Corp. 144A company guaranty sr. unsec. notes 7 1/4s, 2021	504,000	524,790
T-Mobile USA, Inc. company guaranty sr. unsec. unsub. notes 6.836s, 2023	25,000	25,625
T-Mobile USA, Inc. company guaranty sr. unsec. unsub. notes 6.633s, 2021	62,000	63,550
T-Mobile USA, Inc. company guaranty sr. unsec. unsub. notes 6 5/8s, 2023	202,000	206,040
T-Mobile USA, Inc. company guaranty sr. unsec. unsub. notes 6.464s, 2019	59,000	61,286
T-Mobile USA, Inc. company guaranty sr. unsec. unsub. notes 6 3/8s, 2025	90,000	89,775
T-Mobile USA, Inc. company guaranty sr. unsec. unsub. notes 6 1/4s, 2021	174,000	175,740
T-Mobile USA, Inc. company guaranty sr. unsec. unsub. notes 6 1/8s, 2022	280,000	280,700
T-Mobile USA, Inc. company guaranty sr. unsec. unsub. notes 6s, 2023	60,000	59,925
TCI Communications, Inc. sr. unsec. unsub. notes 7 1/8s, 2028	205,000	269,367
Telecom Italia SpA 144A sr. unsec. notes 5.303s, 2024 (Italy)	500,000	490,000
Telefonica Emisiones SAU company guaranty sr. unsec. notes 4.57s, 2023 (Spain)	327,000	341,417
Dynamic Asset Allocation Growth Fund     49

CORPORATE BONDS AND NOTES (11.6%)* cont.	Principal amount	Value
Communication services cont.
Telefonica Emisiones SAU company guaranty sr. unsec. unsub. notes 7.045s, 2036 (Spain)	$120,000	$150,421
Time Warner Cable, Inc. company guaranty sr. notes 7.3s, 2038	19,000	25,838
Time Warner Cable, Inc. company guaranty sr. unsec. unsub. notes 6 3/4s, 2039	105,000	134,896
Time Warner Entertainment Co. LP company guaranty sr. unsec. bonds 8 3/8s, 2033	688,000	1,016,265
Verizon Communications, Inc. sr. unsec. notes 6.4s, 2038	857,000	1,038,142
Verizon Communications, Inc. sr. unsec. notes 6.35s, 2019	237,000	275,640
Verizon Communications, Inc. sr. unsec. unsub. notes 6.4s, 2033	672,000	817,529
Verizon Communications, Inc. 144A sr. unsec. notes 2 5/8s, 2020	618,000	610,247
Videotron, Ltd. company guaranty sr. unsec. unsub. notes 5s, 2022 (Canada)	182,000	180,180
Vodafone Group PLC sr. unsec. unsub. notes 1 1/4s, 2017 (United Kingdom)	1,532,000	1,510,120
West Corp. 144A company guaranty sr. unsec. notes 5 3/8s, 2022	130,000	119,600
WideOpenWest Finance, LLC/WideOpenWest Capital Corp. company guaranty sr. unsec. notes 10 1/4s, 2019	269,000	290,520
Windstream Corp. company guaranty sr. unsec. unsub. notes 7 7/8s, 2017	269,000	298,590
Windstream Corp. company guaranty sr. unsec. unsub. notes 7 3/4s, 2021	112,000	119,280
Windstream Corp. company guaranty sr. unsec. unsub. notes 6 3/8s, 2023	76,000	73,340
		22,048,408
Consumer cyclicals (1.6%)
21st Century Fox America, Inc. company guaranty sr. unsec. unsub. debs. 7 3/4s, 2045	240,000	342,941
21st Century Fox America, Inc. company guaranty sr. unsec. unsub. notes 6.2s, 2034	15,000	18,214
Alliance Data Systems Corp. 144A company guaranty sr. unsec. notes 5 3/8s, 2022	165,000	160,050
Amazon.com, Inc. sr. unsec. notes 1.2s, 2017	871,000	861,807
AMC Entertainment, Inc. company guaranty sr. sub. notes 9 3/4s, 2020	104,000	114,530
AMC Entertainment, Inc. company guaranty sr. unsec. sub. notes 5 7/8s, 2022	101,000	101,758
Autonation, Inc. company guaranty sr. unsec. notes 6 3/4s, 2018	62,000	70,749
Autonation, Inc. company guaranty sr. unsec. unsub. notes 5 1/2s, 2020	241,000	263,895
Beazer Homes USA, Inc. company guaranty sr. unsec. notes 8 1/8s, 2016	26,000	27,690
Bed Bath & Beyond, Inc. sr. unsec. notes 5.165s, 2044	460,000	450,413
Bon-Ton Department Stores, Inc. (The) company guaranty notes 10 5/8s, 2017	213,000	213,266
Bon-Ton Department Stores, Inc. (The) company guaranty notes 8s, 2021	48,000	42,960

50     Dynamic Asset Allocation Growth Fund

CORPORATE BONDS AND NOTES (11.6%)* cont.	Principal amount	Value
Consumer cyclicals cont.
Brookfield Residential Properties, Inc. 144A company guaranty sr. unsec. notes 6 1/2s, 2020 (Canada)	$185,000	$191,938
Brookfield Residential Properties, Inc./Brookfield Residential US Corp. 144A company guaranty sr. unsec. notes 6 1/8s, 2022 (Canada)	87,000	89,010
Building Materials Corp. of America 144A company guaranty sr. notes 7 1/2s, 2020	168,000	175,140
Building Materials Corp. of America 144A company guaranty sr. notes 7s, 2020	66,000	68,640
Building Materials Corp. of America 144A sr. unsec. notes 6 3/4s, 2021	73,000	76,468
Caesars Entertainment Operating Co., Inc. company guaranty sr. notes 9s, 2020	131,000	100,215
CBS Corp. company guaranty sr. unsec. debs. 7 7/8s, 2030	975,000	1,321,193
CBS Corp. sr. unsec. unsub. notes 4 1/2s, 2021	210,000	226,871
CBS Outdoor Americas Capital, LLC/CBS Outdoor Americas Capital Corp. 144A company guaranty sr. unsec. notes 5 7/8s, 2025 ##	95,000	95,475
CBS Outdoor Americas Capital, LLC/CBS Outdoor Americas Capital Corp. 144A company guaranty sr. unsec. notes 5 5/8s, 2024	185,000	185,463
CCM Merger, Inc. 144A company guaranty sr. unsec. notes 9 1/8s, 2019	123,000	129,765
Cedar Fair LP/Canada’s Wonderland Co./Magnum Management Corp. company guaranty sr. unsec. notes 5 1/4s, 2021	118,000	116,230
Cedar Fair LP/Canada’s Wonderland Co./Magnum Management Corp. 144A company guaranty sr. unsec. notes 5 3/8s, 2024	42,000	40,740
Ceridian, LLC/Comdata, Inc. 144A company guaranty sr. unsec. unsub. notes 8 1/8s, 2017	120,000	120,150
Cinemark USA, Inc. company guaranty sr. unsec. notes 5 1/8s, 2022	34,000	33,405
Cinemark USA, Inc. company guaranty sr. unsec. notes 4 7/8s, 2023	70,000	66,675
Cinemark USA, Inc. company guaranty sr. unsec. sub. notes 7 3/8s, 2021	25,000	26,750
Clear Channel Worldwide Holdings, Inc. company guaranty sr. unsec. notes 7 5/8s, 2020	168,000	174,720
Clear Channel Worldwide Holdings, Inc. company guaranty sr. unsec. unsub. notes 6 1/2s, 2022	560,000	572,600
Cumulus Media Holdings, Inc. company guaranty sr. unsec. unsub. notes 7 3/4s, 2019	132,000	135,300
Dana Holding Corp. sr. unsec. unsub. notes 6s, 2023	179,000	184,818
Dana Holding Corp. sr. unsec. unsub. notes 5 3/8s, 2021	56,000	56,980
DH Services Luxembourg Sarl 144A company guaranty sr. unsec. notes 7 3/4s, 2020 (Luxembourg)	185,000	194,250
Dollar General Corp. sr. unsec. notes 3 1/4s, 2023	400,000	357,318
Entercom Radio, LLC company guaranty sr. unsec. sub. notes 10 1/2s, 2019	156,000	170,820
Expedia, Inc. company guaranty sr. unsec. unsub. notes 5.95s, 2020	395,000	444,771
FelCor Lodging LP company guaranty sr. notes 6 3/4s, 2019 R	259,000	269,684

Dynamic Asset Allocation Growth Fund     51

CORPORATE BONDS AND NOTES (11.6%)* cont.		Principal amount	Value
Consumer cyclicals cont.
FelCor Lodging LP company guaranty sr. notes 5 5/8s, 2023 R		$42,000	$41,055
First Cash Financial Services, Inc. company guaranty sr. unsec. unsub. notes 6 3/4s, 2021 (Mexico)		84,000	87,360
Ford Motor Co. sr. unsec. unsub. bonds 7.7s, 2097		146,000	184,438
Ford Motor Co. sr. unsec. unsub. notes 9.98s, 2047		465,000	729,381
Ford Motor Co. sr. unsec. unsub. notes 7.45s, 2031		132,000	174,283
Ford Motor Co. sr. unsec. unsub. notes 7.4s, 2046		210,000	286,532
Ford Motor Credit Co., LLC sr. unsec. notes 8 1/8s, 2020		480,000	599,824
Gannett Co., Inc. company guaranty sr. unsec. bonds 5 1/8s, 2020		81,000	81,810
Gannett Co., Inc. 144A company guaranty sr. unsec. notes 5 1/8s, 2019		109,000	110,090
Gannett Co., Inc. 144A company guaranty sr. unsec. notes 4 7/8s, 2021		150,000	145,125
Garda World Security Corp. 144A company guaranty sr. unsec. unsub. notes 7 1/4s, 2021 (Canada)		207,000	208,097
General Motors Financial Co., Inc. company guaranty sr. unsec. notes 3 1/4s, 2018		463,000	465,315
General Motors Financial Co., Inc. company guaranty sr. unsec. notes 2 3/4s, 2016		318,000	320,385
Gibson Brands, Inc. 144A sr. notes 8 7/8s, 2018		115,000	112,413
GLP Capital LP/GLP Financing II, Inc. company guaranty sr. unsec. notes 4 7/8s, 2020		179,000	182,525
GLP Capital LP/GLP Financing II, Inc. company guaranty sr. unsec. notes 4 3/8s, 2018		281,000	285,215
Gray Television, Inc. company guaranty sr. unsec. notes 7 1/2s, 2020		196,000	200,410
Great Canadian Gaming Corp. 144A company guaranty sr. unsec. notes 6 5/8s, 2022 (Canada)	CAD	227,000	213,023
Griffey Intermediate, Inc./Griffey Finance Sub, LLC 144A sr. unsec. notes 7s, 2020		$86,000	63,425
Grupo Televisa SAB sr. unsec. unsub. notes 6 5/8s, 2025 (Mexico)		460,000	555,119
Home Depot, Inc. (The) sr. unsec. unsub. notes 5.4s, 2016		170,000	181,291
Host Hotels & Resorts LP sr. unsec. unsub. notes 6s, 2021 R		89,000	101,364
Host Hotels & Resorts LP sr. unsec. unsub. notes 5 1/4s, 2022 R		186,000	204,479
Howard Hughes Corp. (The) 144A sr. unsec. notes 6 7/8s, 2021		188,000	194,110
Hyatt Hotels Corp. sr. unsec. unsub. notes 3 3/8s, 2023		50,000	48,651
Igloo Holdings Corp. 144A sr. unsec. unsub. notes 8 1/4s, 2017 ‡‡		210,000	213,150
iHeartCommunications, Inc. company guaranty sr. notes 9s, 2021		338,000	336,310
iHeartCommunications, Inc. company guaranty sr. notes 9s, 2019		349,000	351,618
Isle of Capri Casinos, Inc. company guaranty sr. unsec. notes 5 7/8s, 2021		90,000	91,125
Isle of Capri Casinos, Inc. company guaranty sr. unsec. sub. notes 8 7/8s, 2020		112,000	119,000
Isle of Capri Casinos, Inc. company guaranty sr. unsec. unsub. notes 7 3/4s, 2019		143,000	149,078

52     Dynamic Asset Allocation Growth Fund

CORPORATE BONDS AND NOTES (11.6%)* cont.	Principal amount	Value
Consumer cyclicals cont.
Jo-Ann Stores Holdings, Inc. 144A sr. unsec. notes 9 3/4s, 2019 ‡‡	$95,000	$88,350
Jo-Ann Stores, Inc. 144A sr. unsec. notes 8 1/8s, 2019	265,000	251,750
Johnson Controls, Inc. sr. unsec. notes 4.95s, 2064	250,000	243,919
L Brands, Inc. company guaranty sr. unsec. notes 6 5/8s, 2021	188,000	206,330
L Brands, Inc. sr. unsec. notes 5 5/8s, 2022	73,000	76,103
Lamar Media Corp. company guaranty sr. sub. notes 5 7/8s, 2022	115,000	118,450
Lamar Media Corp. 144A company guaranty sr. unsec. notes 5 3/8s, 2024	85,000	85,213
Lender Processing Services, Inc./Black Knight Lending Solutions, Inc. company guaranty sr. unsec. unsub. notes 5 3/4s, 2023	174,000	183,570
Lennar Corp. company guaranty sr. unsec. unsub. notes 4 3/4s, 2022	206,000	199,305
Lennar Corp. company guaranty sr. unsec. unsub. notes 4 1/2s, 2019	80,000	79,300
M/I Homes, Inc. company guaranty sr. unsec. notes 8 5/8s, 2018	380,000	397,575
Macy’s Retail Holdings, Inc. company guaranty sr. unsec. notes 6.9s, 2029	275,000	347,496
Macy’s Retail Holdings, Inc. company guaranty sr. unsec. notes 5 1/8s, 2042	220,000	230,254
Macy’s Retail Holdings, Inc. company guaranty sr. unsec. notes 4.3s, 2043	178,000	163,525
Macy’s Retail Holdings, Inc. company guaranty sr. unsec. unsub. notes 7s, 2028	15,000	18,878
Marriott International, Inc. sr. unsec. unsub. notes 3s, 2019	695,000	713,535
Masonite International Corp. 144A company guaranty sr. notes 8 1/4s, 2021	210,000	224,700
Mattamy Group Corp. 144A sr. unsec. notes 6 1/2s, 2020 (Canada)	260,000	259,350
MGM Resorts International company guaranty sr. unsec. notes 6 3/4s, 2020	225,000	239,625
MGM Resorts International company guaranty sr. unsec. notes 5 1/4s, 2020	250,000	250,000
MGM Resorts International company guaranty sr. unsec. unsub. notes 8 5/8s, 2019	145,000	163,502
MGM Resorts International company guaranty sr. unsec. unsub. notes 6 5/8s, 2021	235,000	247,338
MTR Gaming Group, Inc. company guaranty notes 11 1/2s, 2019	466,616	509,195
Navistar International Corp. sr. notes 8 1/4s, 2021	252,000	255,780
Neiman Marcus Group, Inc. 144A company guaranty sr. unsec. notes 8 3/4s, 2021 ‡‡	355,000	373,638
Neiman Marcus Group, Inc. 144A company guaranty sr. unsec. notes 8s, 2021	120,000	124,800
Neiman Marcus Group, LLC (The) company guaranty sr. notes 7 1/8s, 2028	180,000	179,100
Nexstar Broadcasting, Inc. company guaranty sr. unsec. unsub. notes 6 7/8s, 2020	110,000	112,750
Nielsen Co. Luxembourg S.a.r.l. (The) 144A company guaranty sr. unsec. notes 5 1/2s, 2021 (Luxembourg)	275,000	275,688

Dynamic Asset Allocation Growth Fund     53

CORPORATE BONDS AND NOTES (11.6%)* cont.	Principal amount	Value
Consumer cyclicals cont.
Nortek, Inc. company guaranty sr. unsec. notes 10s, 2018	$280,000	$294,700
Nortek, Inc. company guaranty sr. unsec. notes 8 1/2s, 2021	190,000	204,250
O’Reilly Automotive, Inc. company guaranty sr. unsec. unsub. notes 3.85s, 2023	55,000	56,109
Owens Corning company guaranty sr. unsec. notes 9s, 2019	79,000	96,486
Penn National Gaming, Inc. sr. unsec. notes 5 7/8s, 2021	227,000	209,408
Penske Automotive Group, Inc. company guaranty sr. unsec. sub. notes 5 3/4s, 2022	172,000	174,580
Petco Animal Supplies, Inc. 144A company guaranty sr. unsec. notes 9 1/4s, 2018	101,000	105,545
PulteGroup, Inc. company guaranty sr. unsec. notes 7 5/8s, 2017	199,000	222,880
PulteGroup, Inc. company guaranty sr. unsec. unsub. notes 7 7/8s, 2032	101,000	113,625
QVC, Inc. company guaranty sr. notes 4.85s, 2024	200,000	204,851
QVC, Inc. 144A sr. bonds 4.45s, 2025	110,000	108,133
Regal Entertainment Group sr. unsec. notes 5 3/4s, 2023	143,000	140,855
Regal Entertainment Group sr. unsec. notes 5 3/4s, 2022	31,000	31,078
Rivers Pittsburgh Borrower LP/Rivers Pittsburgh Finance Corp. 144A sr. notes 9 1/2s, 2019	141,000	150,165
ROC Finance, LLC/ROC Finance 1 Corp. 144A notes 12 1/8s, 2018	207,000	223,560
Sabre Holdings Corp. sr. unsec. unsub. notes 8.35s, 2016	200,000	215,500
Sabre, Inc. 144A sr. notes 8 1/2s, 2019	92,000	99,130
Scientific Games Corp. company guaranty sr. unsec. sub. notes 8 1/8s, 2018	50,000	48,125
Scientific Games International, Inc. company guaranty sr. unsec. sub. notes 6 1/4s, 2020	50,000	41,750
Sinclair Television Group, Inc. company guaranty sr. unsec. notes 6 3/8s, 2021	118,000	120,655
Sinclair Television Group, Inc. company guaranty sr. unsec. notes 5 3/8s, 2021	45,000	44,325
Sinclair Television Group, Inc. sr. unsec. notes 6 1/8s, 2022	32,000	32,560
Sinclair Television Group, Inc. 144A company guaranty sr. unsec. notes 5 5/8s, 2024	40,000	38,500
Sirius XM Radio, Inc. 144A company guaranty sr. unsec. notes 6s, 2024	137,000	138,713
Sirius XM Radio, Inc. 144A sr. unsec. bonds 5 7/8s, 2020	277,000	279,770
Sirius XM Radio, Inc. 144A sr. unsec. notes 5 1/4s, 2022	39,000	40,658
Six Flags Entertainment Corp. 144A company guaranty sr. unsec. unsub. notes 5 1/4s, 2021	277,000	268,690
Spectrum Brands, Inc. company guaranty sr. unsec. notes 6 5/8s, 2022	6,000	6,285
Spectrum Brands, Inc. company guaranty sr. unsec. notes 6 3/8s, 2020	11,000	11,468
Spectrum Brands, Inc. company guaranty sr. unsec. unsub. notes 6 3/4s, 2020	120,000	125,100
Standard Pacific Corp. company guaranty sr. unsec. notes 6 1/4s, 2021	151,000	153,831

54     Dynamic Asset Allocation Growth Fund

CORPORATE BONDS AND NOTES (11.6%)* cont.	Principal amount	Value
Consumer cyclicals cont.
SugarHouse HSP Gaming Prop. Mezz LP/SugarHouse HSP Gaming Finance Corp. 144A sr. notes 6 3/8s, 2021	$70,000	$66,850
Taylor Morrison Communities, Inc./Monarch Communities, Inc. 144A company guaranty sr. unsec. notes 7 3/4s, 2020	47,000	49,938
Taylor Morrison Communities, Inc./Monarch Communities, Inc. 144A company guaranty sr. unsec. notes 5 5/8s, 2024	67,000	64,488
Taylor Morrison Communities, Inc./Monarch Communities, Inc. 144A company guaranty sr. unsec. notes 5 1/4s, 2021	101,000	98,475
Taylor Morrison Communities, Inc./Monarch Communities, Inc. 144A sr. notes 7 3/4s, 2020	171,000	182,970
Tiffany & Co. 144A sr. unsec. notes 4.9s, 2044	220,000	219,680
Time Warner, Inc. company guaranty sr. unsec. notes 3.15s, 2015	30,000	30,595
Townsquare Radio, LLC/Townsquare Radio, Inc. 144A company guaranty sr. unsec. notes 9s, 2019	90,000	96,975
Toyota Motor Credit Corp. sr. unsec. unsub. notes Ser. MTN, 1 1/4s, 2017	885,000	879,456
Travelport, LLC/Travelport Holdings, Inc. 144A company guaranty sr. unsec. unsub. notes 13 7/8s, 2016 ‡‡	136,268	136,268
TRW Automotive, Inc. 144A company guaranty sr. unsec. notes 4 1/2s, 2021	42,000	42,735
TRW Automotive, Inc. 144A company guaranty sr. unsec. notes 4.45s, 2023	85,000	85,850
Univision Communications, Inc. 144A company guaranty sr. unsec. notes 8 1/2s, 2021	277,000	292,928
Wal-Mart Stores, Inc. sr. unsec. unsub. notes 6 1/2s, 2037	540,000	716,167
Walt Disney Co. (The) sr. unsec. notes 2 3/4s, 2021	80,000	80,962
Walt Disney Co. (The) sr. unsec. unsub. notes 4 3/8s, 2041	30,000	31,156
Walt Disney Co. (The) sr. unsec. unsub. notes Ser. MTN, 1.1s, 2017	885,000	875,357
		29,900,817
Consumer staples (0.7%)
Altria Group, Inc. company guaranty sr. unsec. bonds 4s, 2024	138,000	140,698
Altria Group, Inc. company guaranty sr. unsec. notes 9.7s, 2018	34,000	43,799
Altria Group, Inc. company guaranty sr. unsec. notes 9 1/4s, 2019	5,000	6,509
Altria Group, Inc. company guaranty sr. unsec. unsub. notes 2.85s, 2022	255,000	244,248
Anheuser-Busch InBev Finance, Inc. company guaranty sr. unsec. notes 1 1/4s, 2018	885,000	868,994
Anheuser-Busch InBev Worldwide, Inc. company guaranty sr. unsec. unsub. notes 8.2s, 2039	115,000	174,386
Anheuser-Busch InBev Worldwide, Inc. company guaranty unsec. unsub. notes 5 3/8s, 2020	315,000	355,379
Ashtead Capital, Inc. 144A company guaranty sr. notes 6 1/2s, 2022	300,000	318,000
Avis Budget Car Rental, LLC/Avis Budget Finance, Inc. company guaranty sr. unsec. unsub. notes 9 3/4s, 2020	56,000	61,740
Avis Budget Car Rental, LLC/Avis Budget Finance, Inc. company guaranty sr. unsec. unsub. notes 5 1/2s, 2023	154,000	152,845

Dynamic Asset Allocation Growth Fund     55

CORPORATE BONDS AND NOTES (11.6%)* cont.	Principal amount	Value
Consumer staples cont.
BC ULC/New Red Finance, Inc. 144A sr. notes 6s, 2022 (Canada)	$335,000	$333,325
BlueLine Rental Finance Corp. 144A sr. notes 7s, 2019	172,000	176,730
Bunge, Ltd. Finance Corp. company guaranty sr. unsec. notes 8 1/2s, 2019	13,000	16,144
Bunge, Ltd. Finance Corp. company guaranty sr. unsec. unsub. notes 4.1s, 2016	122,000	127,236
Cargill, Inc. 144A sr. unsec. notes 4.1s, 2042	185,000	178,535
CEC Entertainment, Inc. 144A sr. unsec. notes 8s, 2022	110,000	102,850
Ceridian HCM Holding, Inc. 144A sr. unsec. notes 11s, 2021	409,000	464,215
Coca-Cola Co. (The) sr. unsec. unsub. notes 5.35s, 2017	548,000	613,929
Constellation Brands, Inc. company guaranty sr. unsec. notes 4 1/4s, 2023	42,000	41,160
Constellation Brands, Inc. company guaranty sr. unsec. unsub. notes 7 1/4s, 2016	175,000	191,625
Constellation Brands, Inc. company guaranty sr. unsec. unsub. notes 6s, 2022	129,000	140,610
Corrections Corp. of America company guaranty sr. unsec. notes 4 5/8s, 2023 R	168,000	162,540
Corrections Corp. of America company guaranty sr. unsec. notes 4 1/8s, 2020 R	34,000	33,320
CVS Health Corp. sr. unsec. unsub. notes 2 1/4s, 2018	885,000	888,207
CVS Pass-Through Trust sr. notes 6.036s, 2028	11,743	13,501
CVS Pass-Through Trust 144A sr. mtge. notes 4.704s, 2036	171,924	182,400
Delhaize Group SA company guaranty sr. unsec. notes 4 1/8s, 2019 (Belgium)	52,000	54,734
Diageo Capital PLC company guaranty sr. unsec. unsub. notes 1 1/2s, 2017 (United Kingdom)	416,000	418,083
Elizabeth Arden, Inc. sr. unsec. unsub. notes 7 3/8s, 2021	294,000	260,925
ERAC USA Finance, LLC 144A company guaranty sr. unsec. notes 7s, 2037	308,000	406,800
ERAC USA Finance, LLC 144A company guaranty sr. unsec. notes 3.85s, 2024	320,000	320,580
Grupo Bimbo SAB de CV 144A sr. unsec. notes 3 7/8s, 2024 (Mexico)	235,000	230,704
Hertz Corp. (The) company guaranty sr. unsec. notes 6 1/4s, 2022	90,000	91,125
Hertz Corp. (The) company guaranty sr. unsec. notes 5 7/8s, 2020	33,000	33,495
HJ Heinz Co. company guaranty notes 4 1/4s, 2020	280,000	278,250
JBS USA, LLC/JBS USA Finance, Inc. 144A sr. unsec. notes 8 1/4s, 2020 (Brazil)	59,000	62,835
JBS USA, LLC/JBS USA Finance, Inc. 144A sr. unsec. notes 7 1/4s, 2021 (Brazil)	65,000	68,250
JBS USA, LLC/JBS USA Finance, Inc. 144A sr. unsec. notes 7 1/4s, 2021 (Brazil)	55,000	57,750
Kerry Group Financial Services 144A company guaranty sr. unsec. notes 3.2s, 2023 (Ireland)	487,000	469,079
Kraft Foods Group, Inc. sr. unsec. unsub. notes 6 1/2s, 2040	180,000	222,266
Landry’s Holdings II, Inc. 144A sr. unsec. notes 10 1/4s, 2018	49,000	50,470

56     Dynamic Asset Allocation Growth Fund

CORPORATE BONDS AND NOTES (11.6%)* cont.	Principal amount	Value
Consumer staples cont.
Landry’s, Inc. 144A sr. unsec. notes 9 3/8s, 2020	$378,000	$399,735
McDonald’s Corp. sr. unsec. bonds 6.3s, 2037	56,000	71,443
McDonald’s Corp. sr. unsec. notes 5.7s, 2039	174,000	211,138
Molson Coors Brewing Co. company guaranty sr. unsec. unsub. notes 5s, 2042	135,000	135,717
PepsiCo, Inc. sr. unsec. notes 7.9s, 2018	185,000	227,220
PepsiCo, Inc. sr. unsec. unsub. notes 1 1/4s, 2017	879,000	876,445
Prestige Brands, Inc. 144A sr. unsec. notes 5 3/8s, 2021	126,000	119,385
Revlon Consumer Products Corp. company guaranty sr. unsec. notes 5 3/4s, 2021	196,000	192,080
Rite Aid Corp. company guaranty sr. unsec. unsub. notes 9 1/4s, 2020	146,000	159,140
Rite Aid Corp. company guaranty sr. unsub. notes 8s, 2020	56,000	59,920
SABMiller Holdings, Inc. 144A company guaranty sr. unsec. notes 4.95s, 2042	250,000	260,159
Smithfield Foods, Inc. 144A sr. unsec. notes 5 7/8s, 2021	24,000	24,300
Smithfield Foods, Inc. 144A sr. unsec. notes 5 1/4s, 2018	25,000	25,000
Tyson Foods, Inc. company guaranty sr. unsec. bonds 4 7/8s, 2034	132,000	135,855
Tyson Foods, Inc. company guaranty sr. unsec. unsub. bonds 5.15s, 2044	188,000	194,541
Tyson Foods, Inc. company guaranty sr. unsec. unsub. notes 6.6s, 2016	95,000	102,789
United Rentals North America, Inc. company guaranty sr. unsec. notes 7 5/8s, 2022	165,000	178,613
United Rentals North America, Inc. company guaranty sr. unsec. notes 5 3/4s, 2024	129,000	130,613
United Rentals North America, Inc. company guaranty sr. unsec. unsub. notes 6 1/8s, 2023	168,000	172,620
Vander Intermediate Holding II Corp. 144A sr. unsec. notes 9 3/4s, 2019 ‡‡	135,000	141,075
WhiteWave Foods Co. (The) company guaranty sr. unsec. unsub. notes 5 3/8s, 2022	190,000	191,900
		13,067,959
Energy (1.4%)
Access Midstream Partners LP/ACMP Finance Corp. company guaranty sr. unsec. notes 5 7/8s, 2021	70,000	73,850
Access Midstream Partners LP/ACMP Finance Corp. company guaranty sr. unsec. unsub. notes 6 1/8s, 2022	56,000	59,640
Access Midstream Partners LP/ACMP Finance Corp. company guaranty sr. unsec. unsub. notes 4 7/8s, 2023	289,000	296,225
Alpha Natural Resources, Inc. company guaranty sr. unsec. notes 6 1/4s, 2021	190,000	111,625
Anadarko Petroleum Corp. sr. notes 5.95s, 2016	18,000	19,644
Anadarko Petroleum Corp. sr. unsec. notes 6.45s, 2036	225,000	274,189
Antero Resources Corp. 144A company guaranty sr. unsec. notes 5 1/8s, 2022	123,000	119,618
Antero Resources Finance Corp. company guaranty sr. unsec. notes 5 3/8s, 2021	126,000	125,370
Apache Corp. sr. unsec. unsub. notes 5.1s, 2040	15,000	15,926
Apache Corp. sr. unsec. unsub. notes 3 1/4s, 2022	124,000	124,260

Dynamic Asset Allocation Growth Fund     57

CORPORATE BONDS AND NOTES (11.6%)* cont.	Principal amount	Value
Energy cont.
Athlon Holdings LP/Athlon Finance Corp. company guaranty sr. unsec. notes 7 3/8s, 2021	$179,000	$194,663
Athlon Holdings LP/Athlon Finance Corp. 144A company guaranty sr. unsec. notes 6s, 2022	96,000	102,960
Baytex Energy Corp. 144A company guaranty sr. unsec. notes 5 5/8s, 2024 (Canada)	134,000	128,640
Baytex Energy Corp. 144A company guaranty sr. unsec. notes 5 1/8s, 2021 (Canada)	104,000	101,400
BP Capital Markets PLC company guaranty sr. unsec. unsub. notes 3.2s, 2016 (United Kingdom)	430,000	445,315
BP Capital Markets PLC company guaranty sr. unsec. unsub. notes 1.846s, 2017 (United Kingdom)	885,000	894,460
Calfrac Holdings LP 144A company guaranty sr. unsec. unsub. notes 7 1/2s, 2020	109,000	113,905
California Resources Corp. 144A company guaranty sr. unsec. notes 6s, 2024 ##	125,000	128,438
California Resources Corp. 144A company guaranty sr. unsec. notes 5s, 2020 ##	260,000	263,900
Canadian Natural Resources, Ltd. sr. unsec. unsub. notes 5.7s, 2017 (Canada)	1,185,000	1,310,162
Chaparral Energy, Inc. company guaranty sr. unsec. notes 8 1/4s, 2021	160,000	171,200
Chesapeake Energy Corp. company guaranty sr. unsec. notes 5 3/4s, 2023	42,000	44,730
Chesapeake Energy Corp. company guaranty sr. unsec. notes 4 7/8s, 2022	90,000	90,450
Chesapeake Oilfield Operating, LLC/Chesapeake Oilfield Finance, Inc. company guaranty sr. unsec. unsub. notes 6 5/8s, 2019	179,000	183,923
Chevron Corp. sr. unsec. unsub. notes 1.104s, 2017	871,000	862,654
Concho Resources, Inc. company guaranty sr. unsec. notes 6 1/2s, 2022	193,000	205,063
Concho Resources, Inc. company guaranty sr. unsec. unsub. notes 5 1/2s, 2023	179,000	185,265
Concho Resources, Inc. company guaranty sr. unsec. unsub. notes 5 1/2s, 2022	76,000	78,280
Connacher Oil and Gas, Ltd. 144A notes 8 1/2s, 2019 (Canada)	105,000	80,063
ConocoPhillips Co. company guaranty sr. unsec. notes 1.05s, 2017	885,000	872,768
CONSOL Energy, Inc. company guaranty sr. unsec. notes 8 1/4s, 2020	251,000	262,295
CONSOL Energy, Inc. 144A company guaranty sr. unsec. notes 5 7/8s, 2022	109,000	107,365
Denbury Resources, Inc. company guaranty sr. unsec. sub. notes 6 3/8s, 2021	34,000	35,785
Denbury Resources, Inc. company guaranty sr. unsec. sub. notes 5 1/2s, 2022	221,000	218,790
EQT Midstream Partners LP company guaranty sr. unsec. notes 4s, 2024	30,000	29,572
EXCO Resources, Inc. company guaranty sr. unsec. notes 7 1/2s, 2018	104,000	99,320

58     Dynamic Asset Allocation Growth Fund

CORPORATE BONDS AND NOTES (11.6%)* cont.	Principal amount	Value
Energy cont.
Exterran Partners LP/EXLP Finance Corp. 144A company guaranty sr. unsec. notes 6s, 2022	$182,000	$176,995
Forum Energy Technologies, Inc. company guaranty sr. unsec. notes 6 1/4s, 2021	157,000	161,318
FTS International, Inc. 144A company guaranty sr. notes 6 1/4s, 2022	128,000	125,760
Goodrich Petroleum Corp. company guaranty sr. unsec. unsub. notes 8 7/8s, 2019	109,000	111,998
Gulfport Energy Corp. company guaranty sr. unsec. unsub. notes 7 3/4s, 2020	290,000	302,325
Gulfport Energy Corp. 144A company guaranty sr. unsec. notes 7 3/4s, 2020	85,000	88,613
Halcon Resources Corp. company guaranty sr. unsec. unsub. notes 9 3/4s, 2020	45,000	45,788
Halcon Resources Corp. company guaranty sr. unsec. unsub. notes 8 7/8s, 2021	392,000	386,120
Hess Corp. sr. unsec. unsub. notes 7.3s, 2031	80,000	106,794
Hiland Partners LP/Hiland Partners Finance Corp. 144A company guaranty sr. notes 7 1/4s, 2020	132,000	139,920
Hiland Partners LP/Hiland Partners Finance Corp. 144A company guaranty sr. unsec. notes 5 1/2s, 2022	42,000	40,845
Hilcorp Energy I LP/Hilcorp Finance Co. 144A sr. unsec. notes 5s, 2024	65,000	62,563
Kerr-McGee Corp. company guaranty sr. unsec. unsub. notes 7 7/8s, 2031	60,000	83,092
Key Energy Services, Inc. company guaranty unsec. unsub. notes 6 3/4s, 2021	210,000	202,125
Kodiak Oil & Gas Corp. company guaranty sr. unsec. unsub. notes 8 1/8s, 2019	263,000	282,068
Kodiak Oil & Gas Corp. company guaranty sr. unsec. unsub. notes 5 1/2s, 2022	238,000	239,190
Lightstream Resources, Ltd. 144A sr. unsec. notes 8 5/8s, 2020 (Canada)	286,000	283,140
Linn Energy, LLC/Linn Energy Finance Corp. company guaranty sr. unsec. notes 6 1/2s, 2021	95,000	92,625
Linn Energy, LLC/Linn Energy Finance Corp. company guaranty sr. unsec. notes 6 1/4s, 2019	336,000	328,020
Lone Pine Resources Canada, Ltd. escrow company guaranty sr. unsec. unsub. notes 10 3/8s, 2017 (Canada) F	100,000	5
MEG Energy Corp. 144A company guaranty sr. unsec. notes 6 1/2s, 2021 (Canada)	175,000	179,375
MEG Energy Corp. 144A company guaranty sr. unsec. notes 6 3/8s, 2023 (Canada)	110,000	110,963
Milagro Oil & Gas, Inc. company guaranty notes 10 1/2s, 2016 (In default) †	275,000	217,250
Newfield Exploration Co. sr. unsec. notes 5 3/4s, 2022	210,000	224,438
Noble Holding International, Ltd. company guaranty sr. unsec. notes 6.05s, 2041	245,000	252,880
Oasis Petroleum, Inc. company guaranty sr. unsec. notes 6 7/8s, 2023	75,000	79,313

Dynamic Asset Allocation Growth Fund     59

CORPORATE BONDS AND NOTES (11.6%)* cont.	Principal amount	Value
Energy cont.
Oasis Petroleum, Inc. company guaranty sr. unsec. unsub. notes 6 7/8s, 2022	$215,000	$226,825
Offshore Group Investment, Ltd. company guaranty sr. notes 7 1/2s, 2019 (Cayman Islands)	245,000	227,850
Offshore Group Investment, Ltd. company guaranty sr. notes 7 1/8s, 2023 (Cayman Islands)	180,000	158,625
Paragon Offshore PLC 144A company guaranty sr. unsec. notes 6 3/4s, 2022	80,000	67,600
Paragon Offshore PLC 144A company guaranty sr. unsec. unsub. notes 7 1/4s, 2024	285,000	240,825
Peabody Energy Corp. company guaranty sr. unsec. notes 7 3/8s, 2016	83,000	87,980
Pertamina Persero PT 144A sr. unsec. unsub. notes 4.3s, 2023 (Indonesia)	200,000	189,500
Petroleos de Venezuela SA sr. unsec. notes 5 1/8s, 2016 (Venezuela)	188,000	141,705
Petroleos de Venezuela SA sr. unsec. notes 4.9s, 2014 (Venezuela)	1,732,000	1,699,958
Petroleos de Venezuela SA 144A company guaranty sr. unsec. notes 6s, 2026 (Venezuela)	515,000	267,800
Petroleos Mexicanos 144A company guaranty sr. unsec. unsub. notes 6 3/8s, 2045 (Mexico)	250,000	282,700
Petroleos Mexicanos 144A company guaranty sr. unsec. unsub. notes 4 7/8s, 2024 (Mexico)	250,000	261,866
Phillips 66 company guaranty sr. unsec. unsub. notes 2.95s, 2017	885,000	919,519
Plains Exploration & Production Co. company guaranty sr. unsec. notes 6 3/4s, 2022	552,000	611,340
Range Resources Corp. company guaranty sr. sub. notes 6 3/4s, 2020	81,000	85,253
Range Resources Corp. company guaranty sr. unsec. sub. notes 5s, 2022	36,000	36,810
Rose Rock Midstream LP/Rose Rock Finance Corp. 144A company guaranty sr. unsec. notes 5 5/8s, 2022	85,000	84,150
Rosetta Resources, Inc. company guaranty sr. unsec. unsub. notes 5 7/8s, 2024	179,000	175,868
Rosetta Resources, Inc. company guaranty sr. unsec. unsub. notes 5 5/8s, 2021	112,000	109,200
Sabine Pass LNG LP company guaranty sr. notes 7 1/2s, 2016	700,000	742,070
Sabine Pass LNG LP company guaranty sr. notes 6 1/2s, 2020	67,000	69,010
Samson Investment Co. company guaranty sr. unsec. unsub. notes 9 3/4s, 2020	361,000	327,608
Seven Generations Energy, Ltd. 144A sr. unsec. notes 8 1/4s, 2020 (Canada)	140,000	151,242
Seventy Seven Energy, Inc. 144A sr. unsec. notes 6 1/2s, 2022	80,000	78,600
Shelf Drilling Holdings, Ltd. 144A sr. notes 8 5/8s, 2018	286,000	300,300
Shell International Finance BV company guaranty sr. unsec. notes 3.1s, 2015 (Netherlands)	270,000	275,537
Shell International Finance BV company guaranty sr. unsec. unsub. notes 5.2s, 2017 (Netherlands)	950,000	1,043,882
SM Energy Co. sr. unsec. notes 6 5/8s, 2019	67,000	69,513

60     Dynamic Asset Allocation Growth Fund

CORPORATE BONDS AND NOTES (11.6%)* cont.	Principal amount	Value
Energy cont.
SM Energy Co. sr. unsec. notes 6 1/2s, 2021	$73,000	$77,198
SM Energy Co. sr. unsec. unsub. notes 6 1/2s, 2023	28,000	29,400
Statoil ASA company guaranty sr. unsec. notes 5.1s, 2040 (Norway)	110,000	123,206
Tervita Corp. 144A sr. unsec. notes 10 7/8s, 2018 (Canada)	42,000	42,000
Total Capital International SA company guaranty sr. unsec. unsub. notes 1.55s, 2017 (France)	871,000	877,209
Triangle USA Petroleum Corp. 144A sr. unsec. notes 6 3/4s, 2022	75,000	73,219
Unit Corp. company guaranty sr. sub. notes 6 5/8s, 2021	160,000	161,200
Weatherford International, Ltd. of Bermuda company guaranty sr. unsec. notes 9 7/8s, 2039 (Bermuda)	685,000	1,056,403
Whiting Petroleum Corp. company guaranty sr. unsec. unsub. notes 5 3/4s, 2021	322,000	340,515
Williams Cos., Inc. (The) notes 8 3/4s, 2032	135,000	171,314
Williams Cos., Inc. (The) notes 7 3/4s, 2031	11,000	13,241
Williams Cos., Inc. (The) sr. unsec. notes 7 7/8s, 2021	30,000	36,137
Williams Cos., Inc. (The) sr. unsec. notes 4.55s, 2024	400,000	395,709
Williams Partners LP sr. unsec. notes 5.4s, 2044	128,000	134,703
Williams Partners LP sr. unsec. notes 4.3s, 2024	127,000	129,684
WPX Energy, Inc. sr. unsec. unsub. notes 6s, 2022	59,000	60,829
WPX Energy, Inc. sr. unsec. unsub. notes 5 1/4s, 2017	255,000	265,200
		25,675,539
Financials (3.6%)
Abbey National Treasury Services PLC of Stamford, CT company guaranty sr. unsec. unsub. notes 1 3/8s, 2017 (United Kingdom)	950,000	949,798
Aflac, Inc. sr. unsec. notes 8 1/2s, 2019	495,000	626,490
Aflac, Inc. sr. unsec. notes 6.9s, 2039	220,000	292,848
Ally Financial, Inc. company guaranty sr. notes 6 1/4s, 2017	146,000	156,585
Ally Financial, Inc. company guaranty sr. unsec. unsub. notes 8.3s, 2015	112,000	114,240
Ally Financial, Inc. company guaranty sr. unsec. unsub. notes 8s, 2031	177,000	220,808
Ally Financial, Inc. company guaranty sr. unsec. unsub. notes 8s, 2020	101,000	117,665
Ally Financial, Inc. company guaranty sr. unsec. unsub. notes 7 1/2s, 2020	269,000	310,023
Ally Financial, Inc. unsec. sub. notes 8s, 2018	109,000	123,715
American Express Co. sr. unsec. notes 7s, 2018	617,000	718,358
American Express Co. sr. unsec. notes 6.15s, 2017	375,000	422,204
American International Group, Inc. jr. sub. FRB bonds 8.175s, 2058	412,000	555,170
American International Group, Inc. sr. unsec. Ser. MTN, 5.85s, 2018	437,000	491,401
ARC Properties Operating Partnership LP/Clark Acquisition, LLC 144A company guaranty sr. unsec. unsub. notes 4.6s, 2024 R	410,000	417,385
Associates Corp. of North America sr. unsec. notes 6.95s, 2018	209,000	245,111
AXA SA 144A jr. unsec. sub. FRN notes 6.463s, perpetual maturity (France)	425,000	446,675

Dynamic Asset Allocation Growth Fund     61

CORPORATE BONDS AND NOTES (11.6%)* cont.	Principal amount	Value
Financials cont.
AXA SA 144A jr. unsec. sub. FRN notes 6.379s, perpetual maturity (France)	$305,000	$327,875
Banco del Estado de Chile 144A sr. unsec. notes 2s, 2017 (Chile)	185,000	185,469
Bank of America Corp. sr. unsec. notes Ser. MTN, 1.7s, 2017	565,000	562,559
Bank of America Corp. sr. unsec. unsub. notes 2s, 2018	967,000	962,795
Bank of Montreal sr. unsec. unsub. notes Ser. MTN, 2 1/2s, 2017 (Canada)	871,000	896,817
Bank of New York Mellon Corp. (The) sr. unsec. unsub. notes 1.969s, 2017	270,000	274,120
Bank of New York Mellon Corp. (The) 144A sr. unsec. notes Ser. MTN, 2 1/2s, 2016	20,000	20,482
Bank of Nova Scotia sr. unsec. unsub. notes 1 3/8s, 2017 (Canada)	885,000	874,579
Bank of Tokyo-Mitsubishi UFJ, Ltd. (The) 144A sr. unsec. notes 1.2s, 2017 (Japan)	895,000	890,219
Barclays Bank PLC 144A sub. notes 10.179s, 2021 (United Kingdom)	280,000	380,750
Barclays PLC jr. unsec. sub. FRB bonds 6 5/8s, perpetual maturity (United Kingdom)	1,486,000	1,419,130
BBVA International Preferred SAU company guaranty jr. unsec. sub. FRB bonds 5.919s, perpetual maturity (Spain)	570,000	580,688
Bear Stearns Cos., LLC (The) sr. unsec. unsub. notes 5.7s, 2014	640,000	641,315
Berkshire Hathaway Finance Corp. company guaranty sr. unsec. unsub. notes 4.3s, 2043	90,000	89,471
BNP Paribas SA bank guaranty sr. unsec. unsub. notes Ser. MTN, 1 3/8s, 2017 (France)	1,056,000	1,053,998
BNP Paribas SA sr. unsec. notes Ser. MTN, 2 3/8s, 2017 (France)	110,000	112,145
BNP Paribas SA 144A jr. unsec. sub. FRN notes 5.186s, perpetual maturity (France)	411,000	415,110
BPCE SA 144A unsec. sub. notes 5.7s, 2023 (France)	450,000	478,670
BPCE SA 144A unsec. sub. notes 5.15s, 2024 (France)	325,000	334,869
Camden Property Trust sr. unsec. notes 4 7/8s, 2023 R	190,000	206,967
CB Richard Ellis Services, Inc. company guaranty sr. unsec. notes 6 5/8s, 2020	59,000	62,033
CBL & Associates LP company guaranty sr. unsec. unsub. notes 5 1/4s, 2023 R	745,000	799,904
CBRE Services, Inc. company guaranty sr. unsec. notes 5 1/4s, 2025	75,000	74,531
CBRE Services, Inc. company guaranty sr. unsec. unsub. notes 5s, 2023	137,000	135,616
CIT Group, Inc. sr. unsec. notes 5s, 2023	87,000	86,130
CIT Group, Inc. sr. unsec. notes 5s, 2022	342,000	342,855
CIT Group, Inc. sr. unsec. unsub. notes 5 3/8s, 2020	118,000	121,835
CIT Group, Inc. sr. unsec. unsub. notes 5 1/4s, 2018	109,000	112,270
CIT Group, Inc. sr. unsec. unsub. notes 3 7/8s, 2019	62,000	60,915
CIT Group, Inc. 144A company guaranty notes 6 5/8s, 2018	213,000	228,443
CIT Group, Inc. 144A company guaranty notes 5 1/2s, 2019	146,000	152,753
Citigroup, Inc. jr. unsec. sub. FRB bonds Ser. B, 5.9s, perpetual maturity	23,000	22,368
Citigroup, Inc. sr. unsec. notes 8 1/2s, 2019	11,000	13,750

62     Dynamic Asset Allocation Growth Fund

CORPORATE BONDS AND NOTES (11.6%)* cont.	Principal amount	Value
Financials cont.
Citigroup, Inc. sr. unsec. unsub. notes 4.45s, 2017	$983,000	$1,047,359
Commerzbank AG 144A unsec. sub. notes 8 1/8s, 2023 (Germany)	815,000	940,918
Commonwealth Bank of Australia of New York, NY sr. unsec. unsub. bonds 1 1/8s, 2017	1,210,000	1,204,848
Community Choice Financial, Inc. company guaranty sr. notes 10 3/4s, 2019	104,000	78,520
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA of Netherlands (Rabobank Nederland) bank guaranty sr. unsec. notes 3 3/8s, 2017 (Netherlands)	792,000	830,606
Credit Acceptance Corp. 144A company guaranty sr. unsec. notes 6 1/8s, 2021	143,000	145,503
Credit Agricole SA 144A jr. unsec. sub. FRN notes 7 7/8s, perpetual maturity (France)	340,000	343,400
Credit Suisse Group AG 144A jr. unsec. sub. FRN notes 7 1/2s, perpetual maturity (Switzerland)	490,000	515,088
DDR Corp. sr. unsec. unsub. notes 7 7/8s, 2020 R	150,000	186,391
Deutsche Bank AG/London sr. unsec. notes 6s, 2017 (United Kingdom)	967,000	1,082,141
DFC Finance Corp. 144A company guaranty sr. notes 10 1/2s, 2020	175,000	169,750
Dresdner Funding Trust I 144A bonds 8.151s, 2031	100,000	118,000
Duke Realty LP company guaranty sr. unsec. notes 6 3/4s, 2020 R	110,000	129,820
Duke Realty LP company guaranty sr. unsec. unsub. notes 4 3/8s, 2022 R	16,000	16,700
E*Trade Financial Corp. sr. unsec. unsub. notes 6 3/8s, 2019	269,000	282,450
EPR Properties unsec. notes 5 1/4s, 2023 R	380,000	399,118
Fairfax US, Inc. 144A company guaranty sr. unsec. notes 4 7/8s, 2024	385,000	376,338
Fifth Third Bancorp jr. unsec. sub. FRB bonds 5.1s, perpetual maturity	156,000	147,030
Five Corners Funding Trust 144A unsec. bonds 4.419s, 2023	230,000	240,734
General Electric Capital Corp. sr. unsec. notes 6 3/4s, 2032	750,000	988,828
General Electric Capital Corp. sr. unsec. notes Ser. MTN, 5.4s, 2017	1,315,000	1,440,110
Genworth Holdings, Inc. company guaranty jr. unsec. sub. FRB bonds 6.15s, 2066	793,000	697,840
Genworth Holdings, Inc. sr. unsec. unsub. notes 7.7s, 2020	325,000	389,607
Goldman Sachs Group, Inc. (The) sr. notes 7 1/2s, 2019	335,000	399,709
Goldman Sachs Group, Inc. (The) sr. unsec. unsub. notes Ser. GLOB, 2 3/8s, 2018	494,000	499,128
Goldman Sachs Group, Inc. (The) sub. notes 6 3/4s, 2037	122,000	145,247
Hartford Financial Services Group, Inc. (The) sr. unsec. unsub. notes 5 1/8s, 2022	100,000	111,605
HBOS PLC 144A unsec. sub. bonds 6s, 2033 (United Kingdom)	250,000	277,500
HCP, Inc. sr. unsec. unsub. notes 3.15s, 2022 R	195,000	189,733
Hockey Merger Sub 2, Inc. 144A sr. unsec. notes 7 7/8s, 2021	179,000	183,251
Hospitality Properties Trust sr. unsec. unsub. notes 4 1/2s, 2025 R	110,000	108,663

Dynamic Asset Allocation Growth Fund     63

CORPORATE BONDS AND NOTES (11.6%)* cont.	Principal amount	Value
Financials cont.
HSBC Capital Funding LP 144A bank guaranty jr. unsec. sub. FRB bonds 10.176s, perpetual maturity (Jersey)	$740,000	$1,113,700
HSBC Finance Capital Trust IX FRN notes 5.911s, 2035	200,000	205,750
HSBC Finance Corp. sr. unsec. sub. notes 6.676s, 2021	448,000	525,181
HSBC USA Capital Trust I 144A jr. bank guaranty unsec. notes 7.808s, 2026	180,000	182,285
Hub Holdings LLC/Hub Holdings Finance, Inc. 144A sr. unsec. notes 8 1/8s, 2019 ‡‡	30,000	29,325
Icahn Enterprises LP/Icahn Enterprises Finance Corp. company guaranty sr. unsec. notes 6s, 2020	322,000	330,855
Icahn Enterprises LP/Icahn Enterprises Finance Corp. company guaranty sr. unsec. notes 5 7/8s, 2022	174,000	174,000
ING Bank NV 144A unsec. sub. notes 5.8s, 2023 (Netherlands)	1,960,000	2,158,969
International Lease Finance Corp. sr. unsec. notes 6 1/4s, 2019	45,000	48,375
International Lease Finance Corp. sr. unsec. unsub. notes 5 7/8s, 2022	146,000	151,110
International Lease Finance Corp. sr. unsec. unsub. notes 4 7/8s, 2015	300,000	302,250
Intesa Sanpaolo SpA 144A company guaranty unsec. sub. bonds 5.017s, 2024 (Italy)	200,000	194,867
iStar Financial, Inc. sr. unsec. notes 7 1/8s, 2018 R	98,000	103,635
iStar Financial, Inc. sr. unsec. notes 5s, 2019 R	55,000	52,938
JPMorgan Chase & Co. jr. unsec. sub. FRN notes 7.9s, perpetual maturity	363,000	392,948
JPMorgan Chase & Co. sr. unsec. unsub. notes 2s, 2017	882,000	889,519
KeyCorp sr. unsec. unsub. notes Ser. MTN, 2.3s, 2018	962,000	961,492
Liberty Mutual Group, Inc. 144A company guaranty jr. unsec. sub. bonds 7.8s, 2037	1,054,000	1,239,768
Lloyds Banking Group PLC jr. unsec. sub. FRB bonds 7 1/2s, perpetual maturity (United Kingdom)	1,768,000	1,821,040
Lloyds Banking Group PLC 144A jr. unsec. sub. FRN notes 6.657s, perpetual maturity (United Kingdom)	185,000	199,800
Macquarie Bank, Ltd. 144A sr. unsec. notes 3.45s, 2015 (Australia)	90,000	92,066
Merrill Lynch & Co., Inc. unsec. sub. notes 6.11s, 2037	770,000	881,376
MetLife, Inc. sr. unsec. unsub. notes 6 3/4s, 2016	885,000	970,989
Metropolitan Life Global Funding I 144A notes 3s, 2023	155,000	152,064
Mid-America Apartments LP sr. unsec. notes 4.3s, 2023 R	385,000	396,987
Morgan Stanley sr. unsec. notes 4 3/4s, 2017	966,000	1,038,074
MPT Operating Partnership LP/MPT Finance Corp. company guaranty sr. unsec. notes 6 7/8s, 2021 R	115,000	123,050
MPT Operating Partnership LP/MPT Finance Corp. company guaranty sr. unsec. unsub. notes 6 3/8s, 2022 R	260,000	276,900
National Australia Bank, Ltd./New York sr. unsec. notes 2.3s, 2018 (Australia)	475,000	481,263
Nationstar Mortgage, LLC/Nationstar Capital Corp. company guaranty sr. unsec. notes 7 7/8s, 2020	220,000	222,200
Nationstar Mortgage, LLC/Nationstar Capital Corp. company guaranty sr. unsec. unsub. notes 6 1/2s, 2021	105,000	100,013
Nationwide Mutual Insurance Co. 144A notes 9 3/8s, 2039	135,000	209,076

64     Dynamic Asset Allocation Growth Fund

CORPORATE BONDS AND NOTES (11.6%)* cont.	Principal amount	Value
Financials cont.
Navient, LLC sr. unsec. unsub. notes Ser. A, MTN, 8.45s, 2018	$98,000	$110,250
Neuberger Berman Group, LLC/Neuberger Berman Finance Corp. 144A sr. unsec. notes 5 7/8s, 2022	175,000	185,938
Neuberger Berman Group, LLC/Neuberger Berman Finance Corp. 144A sr. unsec. notes 5 5/8s, 2020	70,000	72,800
NRG Yield Operating LLC 144A company guaranty sr. unsec. notes 5 3/8s, 2024	80,000	80,400
Nuveen Investments, Inc. 144A sr. unsec. notes 9 1/8s, 2017	125,000	133,750
Ocwen Financial Corp. 144A company guaranty sr. unsec. notes 6 5/8s, 2019	150,000	144,750
PHH Corp. sr. unsec. unsub. notes 7 3/8s, 2019	112,000	118,720
PHH Corp. sr. unsec. unsub. notes 6 3/8s, 2021	230,000	224,250
PNC Bank NA sr. unsec. unsub. notes Ser. BKNT, 1 1/8s, 2017	890,000	887,387
Primerica, Inc. sr. unsec. unsub. notes 4 3/4s, 2022	234,000	254,136
Progressive Corp. (The) jr. unsec. sub. FRN notes 6.7s, 2037	346,000	379,086
Provident Funding Associates LP/PFG Finance Corp. 144A company guaranty sr. unsec. notes 6 3/4s, 2021	174,000	171,825
Provident Funding Associates LP/PFG Finance Corp. 144A sr. notes 10 1/8s, 2019	98,000	104,860
Prudential Financial, Inc. jr. unsec. sub. FRN notes 8 7/8s, 2038	160,000	192,600
Prudential Financial, Inc. jr. unsec. sub. FRN notes 5 5/8s, 2043	388,000	405,945
Prudential Financial, Inc. jr. unsec. sub. FRN notes 5.2s, 2044	144,000	144,900
Prudential Holdings, LLC 144A sr. notes Ser. B, 7.245s, 2023	150,000	184,299
Realty Income Corp. sr. unsec. notes 4.65s, 2023 R	75,000	79,695
Royal Bank of Canada sr. unsec. unsub. notes Ser. GMTN, 2.2s, 2018 (Canada)	885,000	895,441
Royal Bank of Scotland Group PLC jr. sub. unsec. FRN notes Ser. U, 7.64s, perpetual maturity (United Kingdom)	505,000	535,300
Royal Bank of Scotland Group PLC unsec. sub. notes 6s, 2023 (United Kingdom)	130,000	136,284
Royal Bank of Scotland Group PLC unsec. sub. notes 5 1/8s, 2024 (United Kingdom)	760,000	746,746
Royal Bank of Scotland Group PLC unsec. sub. notes 4.7s, 2018 (United Kingdom)	515,000	531,736
Santander Holdings USA, Inc. sr. unsec. unsub. notes 4 5/8s, 2016	63,000	66,334
Santander Issuances SAU 144A bank guaranty unsec. sub. notes 5.911s, 2016 (Spain)	500,000	529,486
Sberbank of Russia Via SB Capital SA 144A sr. notes 6 1/8s, 2022 (Russia)	220,000	219,795
Sberbank of Russia Via SB Capital SA 144A sr. notes 4.95s, 2017 (Russia)	320,000	321,168
Simon Property Group LP 144A sr. unsec. unsub. notes 1 1/2s, 2018 R	802,000	793,306
Societe Generale SA bank guaranty sr. unsec. notes 2 3/4s, 2017 (France)	375,000	385,413
Societe Generale SA 144A jr. unsec. sub. FRB bonds 7 7/8s, perpetual maturity (France)	350,000	351,750
Springleaf Finance Corp. sr. unsec. unsub. notes 7 3/4s, 2021	50,000	56,000
Springleaf Finance Corp. sr. unsec. unsub. notes 6s, 2020	524,000	531,860

Dynamic Asset Allocation Growth Fund     65

CORPORATE BONDS AND NOTES (11.6%)* cont.	Principal amount	Value
Financials cont.
Standard Chartered PLC unsec. sub. notes 5.7s, 2022 (United Kingdom)	$615,000	$677,429
Svenska Handelsbanken AB bank guaranty sr. unsec. notes 2 7/8s, 2017 (Sweden)	458,000	476,124
Swiss Re Treasury US Corp. 144A company guaranty sr. unsec. notes 4 1/4s, 2042	255,000	247,874
TMX Finance, LLC/TitleMax Finance Corp. 144A sr. notes 8 1/2s, 2018	56,000	55,720
Travelers Property Casualty Corp. sr. unsec. unsub. bonds 7 3/4s, 2026	110,000	148,326
UBS AG of Stamford, CT sr. unsec. unsub. notes Ser. BKNT, 5 7/8s, 2017	783,000	881,556
US Bank of NA of Cincinnati, OH sr. unsec. notes Ser. BKNT, 1.1s, 2017	900,000	899,096
USI, Inc./NY 144A sr. unsec. notes 7 3/4s, 2021	325,000	323,375
Vnesheconombank Via VEB Finance PLC 144A sr. unsec. unsub. notes 6.8s, 2025 (Russia)	2,000,000	1,950,000
VTB Bank OJSC Via VTB Capital SA 144A sr. unsec. notes 6 7/8s, 2018 (Russia)	1,976,000	2,003,901
Wachovia Corp. sr. unsec. notes 5 3/4s, 2017	95,000	105,819
Walter Investment Management Corp. 144A company guaranty sr. unsec. notes 7 7/8s, 2021	123,000	121,155
Wells Fargo & Co. sr. unsec. notes 2.1s, 2017	871,000	888,312
Westpac Banking Corp. sr. unsec. bonds 3s, 2015 (Australia)	45,000	46,285
Westpac Banking Corp. sr. unsec. notes 4 7/8s, 2019 (Australia)	220,000	244,887
Westpac Banking Corp. sr. unsec. unsub. notes 2 1/4s, 2018 (Australia)	160,000	161,598
Weyerhaeuser Real Estate Co. 144A sr. unsec. unsub. notes 5 7/8s, 2024	185,000	184,075
WP Carey, Inc. sr. unsec. unsub. notes 4.6s, 2024 R	95,000	97,967
ZFS Finance USA Trust V 144A FRB bonds 6 1/2s, 2037	290,000	311,750
		68,639,166
Health care (0.8%)
AbbVie, Inc. sr. unsec. unsub. notes 2.9s, 2022	240,000	229,143
AbbVie, Inc. sr. unsec. unsub. notes 1 3/4s, 2017	793,000	790,297
Acadia Healthcare Co., Inc. company guaranty sr. unsec. notes 6 1/8s, 2021	220,000	226,600
Acadia Healthcare Co., Inc. company guaranty sr. unsec. unsub. notes 5 1/8s, 2022	140,000	136,500
Amgen, Inc. sr. unsec. notes 3.45s, 2020	345,000	357,305
Amgen, Inc. sr. unsec. unsub. notes 2 1/8s, 2017	885,000	900,764
AstraZeneca PLC sr. unsec. unsub. notes 6.45s, 2037 (United Kingdom)	270,000	349,927
AstraZeneca PLC sr. unsub. notes 5.9s, 2017 (United Kingdom)	885,000	996,299
Aviv Healthcare Properties LP/Aviv Healthcare Capital Corp. company guaranty sr. unsec. notes 7 3/4s, 2019	151,000	158,173
Aviv Healthcare Properties LP/Aviv Healthcare Capital Corp. company guaranty sr. unsec. notes 6s, 2021	151,000	155,908
Capsugel SA 144A sr. unsec. notes 7s, 2019 (Luxembourg) ‡‡	140,000	139,650
Catamaran Corp. company guaranty sr. unsec. bonds 4 3/4s, 2021	165,000	158,709
66     Dynamic Asset Allocation Growth Fund

CORPORATE BONDS AND NOTES (11.6%)* cont.		Principal amount	Value
Health care cont.
Centene Corp. sr. unsec. unsub. notes 4 3/4s, 2022		$115,000	$115,288
CHS/Community Health Systems, Inc. company guaranty sr. notes 5 1/8s, 2018		28,000	28,770
CHS/Community Health Systems, Inc. company guaranty sr. unsec. unsub. notes 8s, 2019		59,000	62,994
CHS/Community Health Systems, Inc. 144A company guaranty sr. notes 5 1/8s, 2021		28,000	27,930
CHS/Community Health Systems, Inc. 144A company guaranty sr. unsec. notes 6 7/8s, 2022		34,000	35,360
CIGNA Corp. sr. unsec. unsub. notes 4 1/2s, 2021		235,000	256,353
ConvaTec Healthcare D Sarl 144A sr. notes 7 3/8s, 2017 (Luxembourg)	EUR	105,000	138,594
Crimson Merger Sub, Inc. 144A sr. unsec. notes 6 5/8s, 2022		$227,000	206,854
DaVita HealthCare Partners, Inc. company guaranty sr. unsec. notes 5 1/8s, 2024		170,000	167,025
Endo Finance, LLC 144A company guaranty sr. unsec. notes 5 3/4s, 2022		155,000	153,063
Endo Finance, LLC & Endo Finco, Inc. 144A company guaranty sr. unsec. unsub. notes 5 3/8s, 2023		120,000	114,600
Envision Healthcare Corp. 144A company guaranty sr. unsec. notes 5 1/8s, 2022		65,000	64,025
Fresenius Medical Care US Finance II, Inc. 144A company guaranty sr. unsec. notes 5 5/8s, 2019		143,000	150,536
HCA, Inc. company guaranty sr. notes 3 3/4s, 2019		244,000	239,730
HCA, Inc. sr. notes 6 1/2s, 2020		557,000	608,523
HCA, Inc. sr. unsec. notes 7 1/2s, 2022		48,000	54,120
Health Net, Inc. sr. unsec. bonds 6 3/8s, 2017		280,000	301,700
IASIS Healthcare, LLC/IASIS Capital Corp. company guaranty sr. unsec. notes 8 3/8s, 2019		115,000	120,463
IMS Health, Inc. 144A sr. unsec. notes 6s, 2020		73,000	74,825
Jaguar Holding Co. I 144A sr. unsec. notes 9 3/8s, 2017 ‡‡		205,000	207,050
Jaguar Holding Co. II/Jaguar Merger Sub, Inc. 144A sr. unsec. notes 9 1/2s, 2019		170,000	182,325
JLL/Delta Dutch Newco BV 144A sr. unsec. notes 7 1/2s, 2022 (Netherlands)		224,000	226,212
Johnson & Johnson sr. unsec. notes 5.15s, 2018		554,000	623,562
Kinetic Concepts, Inc./KCI USA, Inc. company guaranty notes 10 1/2s, 2018		336,000	364,560
Merck & Co., Inc. sr. unsec. unsub. notes 1.3s, 2018		763,000	753,050
Omega Healthcare Investors, Inc. company guaranty sr. unsec. notes 6 3/4s, 2022 R		155,000	164,688
Omega Healthcare Investors, Inc. 144A sr. unsec. notes 4.95s, 2024 R		534,000	543,345
Par Pharmaceutical Cos., Inc. company guaranty sr. unsec. unsub. notes 7 3/8s, 2020		213,000	222,053
Quest Diagnostics, Inc. company guaranty sr. unsec. notes 6.95s, 2037		45,000	55,446
Salix Pharmaceuticals, Ltd. 144A company guaranty sr. unsec. notes 6s, 2021		52,000	56,290
Service Corp. International sr. unsec. unsub. notes 5 3/8s, 2022		168,000	169,680

Dynamic Asset Allocation Growth Fund     67

CORPORATE BONDS AND NOTES (11.6%)* cont.	Principal amount	Value
Health care cont.
Service Corp. International 144A sr. unsec. unsub. notes 5 3/8s, 2024	$325,000	$325,813
Service Corp. International/US sr. unsec. unsub. notes 6 3/4s, 2016	437,000	459,943
Teleflex, Inc. company guaranty sr. unsec. sub. notes 6 7/8s, 2019	140,000	146,650
Teleflex, Inc. 144A company guaranty sr. unsec. notes 5 1/4s, 2024	70,000	68,600
Tenet Healthcare Corp. company guaranty sr. bonds 4 1/2s, 2021	73,000	71,175
Tenet Healthcare Corp. company guaranty sr. bonds 4 3/8s, 2021	112,000	107,240
Tenet Healthcare Corp. company guaranty sr. notes 6 1/4s, 2018	305,000	322,538
Tenet Healthcare Corp. company guaranty sr. notes 6s, 2020	174,000	184,005
Tenet Healthcare Corp. company guaranty sr. notes 4 3/4s, 2020	31,000	30,768
Teva Pharmaceutical Finance II BV/Teva Pharmaceutical Finance III, LLC company guaranty sr. unsec. unsub. notes 3s, 2015 (Curacao)	135,000	137,376
United Surgical Partners International, Inc. company guaranty sr. unsec. unsub. notes 9s, 2020	118,000	127,145
UnitedHealth Group, Inc. sr. unsec. notes 6s, 2018	396,000	450,104
UnitedHealth Group, Inc. sr. unsec. unsub. notes 4.7s, 2021	310,000	344,927
UnitedHealth Group, Inc. sr. unsec. unsub. notes 4 5/8s, 2041	55,000	57,162
UnitedHealth Group, Inc. sr. unsec. unsub. notes 3.95s, 2042	245,000	227,495
UnitedHealth Group, Inc. sr. unsec. unsub. notes 2 3/4s, 2023	245,000	237,699
Valeant Pharmaceuticals International, Inc. 144A company guaranty sr. unsec. notes 7s, 2020	31,000	32,395
Valeant Pharmaceuticals International, Inc. 144A company guaranty sr. unsec. notes 6 7/8s, 2018	73,000	75,373
Valeant Pharmaceuticals International, Inc. 144A company guaranty sr. unsec. notes 6 3/8s, 2020	238,000	244,545
Valeant Pharmaceuticals International, Inc. 144A sr. unsec. notes 6 3/4s, 2018	109,000	114,995
Valeant Pharmaceuticals International, Inc. 144A company guaranty sr. unsec. notes 5 5/8s, 2021	14,000	13,948
WellCare Health Plans, Inc. sr. unsec. notes 5 3/4s, 2020	174,000	177,045
		15,045,230
Technology (0.5%)
ACI Worldwide, Inc. 144A company guaranty sr. unsec. unsub. notes 6 3/8s, 2020	150,000	155,625
Alcatel-Lucent USA, Inc. 144A company guaranty sr. unsec. notes 6 3/4s, 2020	250,000	252,500
Apple, Inc. sr. unsec. unsub. notes 3.85s, 2043	84,000	77,867
Apple, Inc. sr. unsec. unsub. notes 3.45s, 2024	150,000	151,123
Apple, Inc. sr. unsec. unsub. notes 2.1s, 2019	15,000	14,981
Avaya, Inc. 144A company guaranty notes 10 1/2s, 2021	90,000	78,750
Avaya, Inc. 144A company guaranty sr. notes 7s, 2019	305,000	295,850
Cisco Systems, Inc. company guaranty sr. unsec. unsub. notes 3.15s, 2017	395,000	414,265
Cisco Systems, Inc. sr. unsec. unsub. notes 1.1s, 2017	401,000	400,732

68     Dynamic Asset Allocation Growth Fund

CORPORATE BONDS AND NOTES (11.6%)* cont.	Principal amount	Value
Technology cont.
eBay, Inc. sr. unsec. unsub. notes 1.35s, 2017	$885,000	$881,298
Epicor Software Corp. company guaranty sr. unsec. notes 8 5/8s, 2019	46,000	48,645
Fidelity National Information Services, Inc. company guaranty sr. unsec. unsub. notes 5s, 2022	105,000	110,648
First Data Corp. company guaranty sr. unsec. notes 12 5/8s, 2021	32,000	38,320
First Data Corp. company guaranty sr. unsec. sub. notes 11 3/4s, 2021	158,000	182,885
First Data Corp. 144A company guaranty notes 8 1/4s, 2021	795,000	842,700
First Data Holdings, Inc. 144A sr. unsec. notes 14 1/2s, 2019 ‡‡	14,644	15,559
Freescale Semiconductor, Inc. company guaranty sr. unsec. notes 10 3/4s, 2020	71,000	78,810
Freescale Semiconductor, Inc. 144A company guaranty sr. notes 5s, 2021	140,000	137,550
Freescale Semiconductor, Inc. 144A sr. notes 6s, 2022	168,000	170,520
Hewlett-Packard Co. sr. unsec. notes 5 1/2s, 2018	135,000	150,838
Hewlett-Packard Co. sr. unsec. unsub. notes 2.6s, 2017	754,000	774,455
Honeywell International, Inc. sr. unsec. unsub. notes 5 3/8s, 2041	155,000	184,008
Honeywell International, Inc. sr. unsec. unsub. notes 4 1/4s, 2021	120,000	131,563
IBM Corp. sr. unsec. unsub. notes 1 7/8s, 2022	390,000	358,097
Intel Corp. sr. unsec. unsub. notes 1.35s, 2017	890,000	887,116
Iron Mountain, Inc. company guaranty sr. sub. notes 7 3/4s, 2019 R	73,000	77,928
Iron Mountain, Inc. company guaranty sr. unsec. unsub. notes 6s, 2023 R	146,000	149,650
Jabil Circuit, Inc. sr. unsec. notes 8 1/4s, 2018	84,000	97,650
Micron Technology, Inc. 144A sr. unsec. notes 5 7/8s, 2022	180,000	186,300
Microsoft Corp. sr. unsec. unsub. notes 5.3s, 2041	60,000	69,864
Microsoft Corp. sr. unsec. unsub. notes 4.2s, 2019	250,000	274,478
Oracle Corp. sr. unsec. unsub. notes 2 1/2s, 2022	355,000	338,787
SoftBank Corp. 144A sr. unsec. notes 4 1/2s, 2020 (Japan)	565,000	563,588
SunGard Data Systems, Inc. company guaranty sr. unsec. sub. notes 6 5/8s, 2019	101,000	101,000
Syniverse Holdings, Inc. company guaranty sr. unsec. notes 9 1/8s, 2019	128,000	134,400
Xerox Corp. sr. unsec. notes 6 3/4s, 2039	72,000	88,395
Xerox Corp. sr. unsec. unsub. notes 5 5/8s, 2019	60,000	67,745
		8,984,490
Transportation (0.1%)
Air Medical Group Holdings, Inc. company guaranty sr. notes 9 1/4s, 2018	162,000	169,290
Burlington Northern Santa Fe, LLC sr. unsec. notes 5.4s, 2041	105,000	117,896
Burlington Northern Santa Fe, LLC sr. unsec. unsub. notes 5 3/4s, 2040	95,000	112,031
CSX Corp. sr. unsec. unsub. notes 4.1s, 2044	240,000	225,564
Delta Air Lines, Inc. sr. notes Ser. A, 7 3/4s, 2019	137,978	161,435
FedEx Corp. company guaranty sr. unsec. unsub. notes 2 5/8s, 2022	45,000	43,287

Dynamic Asset Allocation Growth Fund     69

CORPORATE BONDS AND NOTES (11.6%)* cont.	Principal amount	Value
Transportation cont.
Kansas City Southern de Mexico SA de CV sr. unsec. unsub. notes 2.35s, 2020	$53,000	$50,780
Kansas City Southern Railway Co. (The) company guaranty sr. unsec. notes 4.3s, 2043	97,000	93,914
Swift Services Holdings, Inc. company guaranty sr. notes 10s, 2018	221,000	232,050
United Airlines 2014-2 Class A Pass Through Trust sr. notes Ser. A, 3 3/4s, 2026	165,000	165,000
Watco Cos., LLC/Watco Finance Corp. 144A company guaranty sr. unsec. notes 6 3/8s, 2023	181,000	181,905
		1,553,152
Utilities and power (0.8%)
AES Corp./Virginia (The) sr. unsec. notes 8s, 2020	14,000	16,065
AES Corp./Virginia (The) sr. unsec. unsub. notes 8s, 2017	507,000	569,108
AES Corp./Virginia (The) sr. unsec. unsub. notes 7 3/8s, 2021	227,000	254,240
AES Corp./Virginia (The) sr. unsec. unsub. notes 4 7/8s, 2023	59,000	56,124
Arizona Public Services Co. sr. unsec. notes 4 1/2s, 2042	35,000	36,552
Calpine Corp. sr. unsec. notes 5 3/4s, 2025	325,000	315,656
Calpine Corp. 144A company guaranty sr. notes 6s, 2022	42,000	44,310
Calpine Corp. 144A company guaranty sr. notes 5 7/8s, 2024	34,000	35,360
Colorado Interstate Gas Co., LLC sr. unsec. debs. 6.85s, 2037	30,000	35,808
Consolidated Edison Co. of New York sr. unsec. notes 7 1/8s, 2018	624,000	744,909
Consolidated Edison Co. of New York sr. unsec. unsub. notes 4.2s, 2042	130,000	127,829
DPL, Inc. sr. unsec. notes 6 1/2s, 2016	241,000	255,460
Duke Energy Corp. sr. unsec. unsub. notes 2.15s, 2016	265,000	270,543
Dynegy Holdings, LLC escrow bonds 7 3/4s, 2019	410,000	513
EDP Finance BV 144A sr. unsec. notes 5 1/4s, 2021 (Netherlands)	515,000	534,911
Electricite de France (EDF) 144A jr. unsec. sub. FRN notes 5 5/8s, perpetual maturity (France)	1,660,000	1,722,250
Electricite de France (EDF) 144A sr. unsec. notes 6.95s, 2039 (France)	115,000	152,878
Electricite de France (EDF) 144A sr. unsec. notes 6 1/2s, 2019 (France)	165,000	193,450
Electricite de France (EDF) 144A unsec. sub. FRN notes 5 1/4s, perpetual maturity (France)	1,235,000	1,251,981
Energy Future Intermediate Holding Co., LLC/EFIH Finance, Inc. 144A notes 11 3/4s, 2022 (In default) †	170,000	200,813
Energy Transfer Equity LP company guaranty sr. unsec. notes 7 1/2s, 2020	104,000	115,700
Energy Transfer Partners LP sr. unsec. unsub. notes 6 1/2s, 2042	85,000	96,862
Energy Transfer Partners LP sr. unsec. unsub. notes 5.2s, 2022	75,000	80,527
Enterprise Products Operating, LLC company guaranty sr. unsec. unsub. notes 4.85s, 2042	230,000	236,197
EP Energy, LLC/Everest Acquisition Finance, Inc. company guaranty sr. notes 6 7/8s, 2019	104,000	107,640
EP Energy, LLC/Everest Acquisition Finance, Inc. company guaranty sr. unsec. unsub. notes 7 3/4s, 2022	60,000	63,450

70     Dynamic Asset Allocation Growth Fund

CORPORATE BONDS AND NOTES (11.6%)* cont.	Principal amount	Value
Utilities and power cont.
EP Energy, LLC/Everest Acquisition Finance, Inc. sr. unsec. notes 9 3/8s, 2020	$263,000	$286,670
FirstEnergy Corp. sr. unsec. unsub. notes 4 1/4s, 2023	791,000	786,392
FirstEnergy Corp. sr. unsec. unsub. notes 2 3/4s, 2018	118,000	118,470
GenOn Energy, Inc. sr. unsec. notes 9 7/8s, 2020	193,000	200,720
GenOn Energy, Inc. sr. unsec. notes 9 1/2s, 2018	45,000	46,800
Kinder Morgan Energy Partners LP sr. unsec. unsub. notes 5.4s, 2044	255,000	250,753
Kinder Morgan Energy Partners LP sr. unsec. unsub. notes 4 1/4s, 2024	380,000	375,823
Kinder Morgan Energy Partners LP sr. unsec. unsub. notes 3 1/2s, 2021	270,000	266,515
Kinder Morgan, Inc./DE company guaranty sr. unsec. notes 7s, 2017	469,000	517,073
Kinder Morgan, Inc./DE sr. notes Ser. GMTN, 7 3/4s, 2032	157,000	192,718
Kinder Morgan, Inc./DE 144A sr. notes 5s, 2021	269,000	280,433
MidAmerican Energy Holdings Co. bonds 6 1/8s, 2036	7,000	8,663
MidAmerican Funding, LLC sr. bonds 6.927s, 2029	235,000	305,606
Nevada Power Co. mtge. notes 7 1/8s, 2019	115,000	138,020
NiSource Finance Corp. company guaranty sr. unsec. notes 6 1/8s, 2022	75,000	87,817
NRG Energy, Inc. company guaranty sr. unsec. notes 7 7/8s, 2021	515,000	553,625
NSTAR Electric Co. sr. unsec. unsub. notes 2 3/8s, 2022 (Canada)	205,000	195,944
Oncor Electric Delivery Co., LLC sr. notes 4.1s, 2022	80,000	85,823
Pacific Gas & Electric Co. sr. unsec. notes 6.05s, 2034	112,000	138,053
PPL Capital Funding, Inc. company guaranty sr. unsec. unsub. notes 4.2s, 2022	425,000	450,870
PPL Capital Funding, Inc. company guaranty sr. unsec. unsub. notes 3.4s, 2023	15,000	14,780
Public Service Electric & Gas Co. sr. notes Ser. MTN, 5 1/2s, 2040	75,000	92,624
Puget Sound Energy, Inc. jr. sub. FRN notes Ser. A, 6.974s, 2067	775,000	811,813
Regency Energy Partners LP/Regency Energy Finance Corp. company guaranty sr. unsec. unsub. notes 5 7/8s, 2022	157,000	163,280
Regency Energy Partners LP/Regency Energy Finance Corp. company guaranty sr. unsec. unsub. notes 5 1/2s, 2023	109,000	110,363
Regency Energy Partners LP/Regency Energy Finance Corp. company guaranty sr. unsec. unsub. notes 5s, 2022	80,000	78,800
Regency Energy Partners LP/Regency Energy Finance Corp. company guaranty sr. unsec. unsub. notes 4 1/2s, 2023	132,000	127,710
Southern Star Central Corp. 144A sr. unsec. notes 5 1/8s, 2022	185,000	184,075
Teco Finance, Inc. company guaranty sr. unsec. unsub. notes 6 3/4s, 2015	10,000	10,345
Texas Competitive Electric Holdings Co., LLC/TCEH Finance, Inc. 144A company guaranty sr. notes 11 1/2s, 2020 (In default) †	90,000	75,375
Toledo Edison Co. (The) sr. mtge. bonds 7 1/4s, 2020	20,000	23,804
Union Electric Co. sr. notes 6.4s, 2017	140,000	157,063
		14,655,956
Total corporate bonds and notes (cost $211,405,318)		$216,502,633

Dynamic Asset Allocation Growth Fund     71

U.S. GOVERNMENT AND AGENCY MORTGAGE OBLIGATIONS (4.7%)*	Principal amount	Value
U.S. Government Guaranteed Mortgage Obligations (0.7%)
Government National Mortgage Association Pass-Through Certificates 3s, TBA, October 1, 2044	$13,000,000	$13,084,297
		13,084,297
U.S. Government Agency Mortgage Obligations (4.0%)
Federal Home Loan Mortgage Corporation Pass-Through Certificates 4s, June 1, 2043	177,962	188,688
Federal National Mortgage Association Pass-Through Certificates
6s, October 1, 2016	108,812	112,722
6s, TBA, October 1, 2044	19,000,000	21,475,938
4 1/2s, with due dates from February 1, 2039 to April 1, 2039	145,884	157,732
4 1/2s, TBA, October 1, 2044	1,000,000	1,078,984
4s, TBA, October 1, 2044	35,000,000	36,883,984
3 1/2s, TBA, October 1, 2029	13,000,000	13,664,219
3s, TBA, October 1, 2044	2,000,000	1,971,094
		75,533,361
Total U.S. government and agency mortgage obligations (cost $88,535,481)		$88,617,658

U.S. TREASURY OBLIGATIONS (0.1%)*	Principal amount	Value
U.S. Treasury Bonds
3.375%, May 15, 2044 [i]	$220,000	$229,926
3.750%, November 15, 2043 [i]	55,000	61,549
U.S. Treasury Notes
3.500%, May 15, 2020 [i]	336,000	368,642
0.875%, September 15, 2016 [i]	294,000	295,714
2.125%, August 15, 2021 [i]	144,000	143,679
1.000%, May 31, 2018 [i]	14,000	13,839
Total U.S. treasury obligations (cost $1,113,349)		$1,113,349

MORTGAGE-BACKED SECURITIES (2.8%)*	Principal amount	Value
Agency collateralized mortgage obligations (0.3%)
Federal Home Loan Mortgage Corporation
IFB Ser. 3182, Class SP, 27.986s, 2032	$100,065	$145,120
IFB Ser. 3072, Class SM, 23.233s, 2035	116,404	164,360
IFB Ser. 3072, Class SB, 23.087s, 2035	104,137	146,036
IFB Ser. 3249, Class PS, 21.768s, 2036	80,637	108,874
IFB Ser. 3065, Class DC, 19.399s, 2035	84,698	119,752
IFB Ser. 2990, Class LB, 16.553s, 2034	121,778	157,350
IFB Ser. 326, Class S2, IO, 5.796s, 2044	1,267,243	300,344
IFB Ser. 323, Class S1, IO, 5.796s, 2044	1,366,962	331,753
IFB Ser. 310, Class S4, IO, 5.796s, 2043	789,017	201,483
IFB Ser. 311, Class S1, IO, 5.796s, 2043	2,162,382	481,130
IFB Ser. 308, Class S1, IO, 5.796s, 2043	978,263	244,527
Ser. T-56, Class A, IO, 0.524s, 2043	107,421	1,830
Ser. T-56, Class 2, IO, zero %, 2043	106,795	4
Ser. 1208, Class F, PO, zero %, 2022	1,314	1,210
FRB Ser. 3326, Class WF, zero %, 2035	2,446	1,882

72     Dynamic Asset Allocation Growth Fund

MORTGAGE-BACKED SECURITIES (2.8%)* cont.	Principal amount	Value
Agency collateralized mortgage obligations cont.
Federal National Mortgage Association
IFB Ser. 06-62, Class PS, 38.973s, 2036	$39,151	$72,500
IFB Ser. 06-8, Class HP, 24s, 2036	62,012	94,530
IFB Ser. 07-53, Class SP, 23.634s, 2037	98,997	144,522
IFB Ser. 05-75, Class GS, 19.787s, 2035	88,712	116,957
IFB Ser. 13-102, Class SH, IO, 5.746s, 2043	3,020,036	725,715
Ser. 418, Class C15, IO, 3 1/2s, 2043	1,702,801	378,873
Ser. 03-W10, Class 1, IO, 1.05s, 2043	131,738	3,530
Ser. 01-50, Class B1, IO, 0.411s, 2041	1,017,789	13,677
Ser. 02-W8, Class 1, IO, 0.318s, 2042	590,467	7,012
Ser. 01-79, Class BI, IO, 0.312s, 2045	391,814	3,872
Ser. 03-34, Class P1, PO, zero %, 2043	19,204	15,939
Government National Mortgage Association
IFB Ser. 13-129, Class CS, IO, 5.997s, 2042	2,474,805	410,471
Ser. 10-9, Class UI, IO, 5s, 2040	1,442,336	323,832
Ser. 11-18, Class PI, IO, 4 1/2s, 2040	59,096	10,649
Ser. 10-9, Class QI, IO, 4 1/2s, 2040	296,770	64,683
Ser. 10-107, Class NI, IO, 4 1/2s, 2039	1,424,208	202,124
Ser. 10-103, Class DI, IO, 4 1/2s, 2038	871,228	91,313
Ser. 10-85, Class MI, IO, 4 1/2s, 2036	1,644,801	92,257
Ser. 12-141, Class WI, IO, 3 1/2s, 2041	4,314,939	561,978
		5,740,089
Commercial mortgage-backed securities (1.9%)
Banc of America Commercial Mortgage Trust
FRB Ser. 07-2, Class A2, 5.634s, 2049	39,393	39,491
Ser. 06-6, Class AJ, 5.421s, 2045	607,000	624,533
Ser. 07-1, Class XW, IO, 0.493s, 2049	936,468	8,975
Banc of America Commercial Mortgage Trust 144A Ser. 07-5, Class XW, IO, 0.529s, 2051	4,807,234	45,645
Banc of America Merrill Lynch Commercial Mortgage, Inc. 144A
FRB Ser. 04-5, Class F, 5.576s, 2041	347,000	347,868
Ser. 04-4, Class XC, IO, 0.698s, 2042	526,225	1,223
Ser. 04-5, Class XC, IO, 0.618s, 2041	667,443	2,861
Ser. 02-PB2, Class XC, IO, 0.416s, 2035	613,458	310
Ser. 05-1, Class XW, IO, 0.035s, 2042	8,379,587	92
Bear Stearns Commercial Mortgage Securities Trust
FRB Ser. 05-T18, Class D, 5.134s, 2042	280,000	286,913
Ser. 04-PR3I, Class X1, IO, 0.724s, 2041	50,592	142
Bear Stearns Commercial Mortgage Securities Trust 144A
FRB Ser. 06-PW11, Class C, 5.6s, 2039	261,000	259,220
Ser. 04-PWR5, Class E, 5.222s, 2042	406,000	407,815
Ser. 06-PW14, Class X1, IO, 0.832s, 2038	6,302,624	89,938
CFCRE Commercial Mortgage Trust 144A
FRB Ser. 11-C2, Class E, 5.744s, 2047	331,000	347,931
FRB Ser. 11-C1, Class E, 5.73s, 2044	295,000	307,962
Citigroup Commercial Mortgage Trust Ser. 06-C5, Class AJ, 5.482s, 2049	418,000	403,633
Citigroup Commercial Mortgage Trust 144A Ser. 06-C5, Class XC, IO, 0.735s, 2049	42,572,384	486,602

Dynamic Asset Allocation Growth Fund     73

MORTGAGE-BACKED SECURITIES (2.8%)* cont.	Principal amount	Value
Commercial mortgage-backed securities cont.
Citigroup/Deutsche Bank Commercial Mortgage Trust 144A
Ser. 07-CD4, Class XC, IO, 0.552s, 2049	$7,659,298	$55,683
Ser. 07-CD4, Class XW, IO, 0.552s, 2049	2,289,999	19,099
COMM Mortgage Trust
Ser. 07-C9, Class AJ, 5.65s, 2049	622,000	663,251
FRB Ser. 14-CR18, Class C, 4.898s, 2047	968,000	980,783
Ser. 14-CR17, Class XA, IO, 1.376s, 2047	6,831,361	522,341
Ser. 06-C8, Class XS, IO, 0.706s, 2046	42,258,862	399,871
COMM Mortgage Trust 144A
FRB Ser. 13-LC13, Class E, 3.719s, 2046	458,000	338,458
FRB Ser. 07-C9, Class AJFL, 0.844s, 2049	113,000	103,948
Credit Suisse Commercial Mortgage Trust 144A
Ser. 07-C1, Class AX, IO, 0.615s, 2040	29,021,383	269,899
Ser. 07-C2, Class AX, IO, 0.22s, 2049	14,701,269	51,454
Credit Suisse First Boston Mortgage Securities Corp. 144A
Ser. 98-C1, Class F, 6s, 2040	222,270	240,607
Ser. 03-C3, Class AX, IO, 1.772s, 2038	159,648	7
Ser. 02-CP3, Class AX, IO, 1.471s, 2035	105,980	642
DBRR Trust 144A FRB Ser. 13-EZ3, Class A, 1.636s, 2049	290,519	292,017
FFCA Secured Lending Corp. 144A Ser. 00-1, Class X, IO, 1.003s, 2020	178,060	2,740
GE Capital Commercial Mortgage Corp. FRB Ser. 05-C1, Class B, 4.846s, 2048	332,000	338,690
GE Capital Commercial Mortgage Corp. 144A
Ser. 07-C1, Class XC, IO, 0.381s, 2049	32,393,957	167,801
Ser. 05-C3, Class XC, IO, 0.282s, 2045	77,220,877	70,771
GMAC Commercial Mortgage Securities, Inc. Trust
Ser. 97-C1, Class X, IO, 1.483s, 2029	145,466	4,835
Ser. 05-C1, Class X1, IO, 0.765s, 2043	1,869,311	4,129
Greenwich Capital Commercial Funding Corp.
FRB Ser. 05-GG3, Class D, 4.986s, 2042	244,000	244,342
FRB Ser. 05-GG3, Class B, 4.894s, 2042	592,000	595,440
GS Mortgage Securities Trust
Ser. 05-GG4, Class B, 4.841s, 2039	1,801,000	1,801,864
Ser. 13-GC10, Class XA, IO, 1.888s, 2046	4,999,699	500,470
Ser. 14-GC22, Class XA, IO, 1.248s, 2047	4,165,695	304,189
GS Mortgage Securities Trust 144A
FRB Ser. 11-GC3, Class D, 5.726s, 2044	563,000	602,145
Ser. 06-GG6, Class XC, IO, 0.142s, 2038	1,847,976	928
JPMorgan Chase Commercial Mortgage Securities Trust
FRB Ser. 07-CB20, Class AJ, 6.279s, 2051	71,000	72,624
Ser. 06-LDP8, Class B, 5.52s, 2045	290,000	291,578
FRB Ser. 06-LDP8, Class AJ, 5.48s, 2045	2,095,000	2,160,804
Ser. 04-LN2, Class A2, 5.115s, 2041	85,365	85,551
Ser. 04-C3, Class B, 4.961s, 2042	589,000	592,416
FRB Ser. 05-LDP2, Class B, 4.882s, 2042	243,000	245,010
FRB Ser. 13-C10, Class C, 4.298s, 2047	716,000	720,473
Ser. 13-LC11, Class XA, IO, 1.717s, 2046	12,325,419	1,107,809

74     Dynamic Asset Allocation Growth Fund

MORTGAGE-BACKED SECURITIES (2.8%)* cont.	Principal amount	Value
Commercial mortgage-backed securities cont.
JPMorgan Chase Commercial Mortgage Securities Trust
Ser. 06-LDP8, Class X, IO, 0.723s, 2045	$2,051,295	$18,291
Ser. 06-CB17, Class X, IO, 0.664s, 2043	11,909,321	112,055
Ser. 07-LDPX, Class X, IO, 0.487s, 2049	8,948,514	114,586
JPMorgan Chase Commercial Mortgage Securities Trust 144A
FRB Ser. 07-CB20, Class C, 6.379s, 2051	260,000	244,647
FRB Ser. 12-C6, Class E, 5.381s, 2045	172,000	175,563
FRB Ser. 12-C8, Class D, 4.822s, 2045	364,000	373,101
FRB Ser. 12-LC9, Class D, 4.573s, 2047	311,000	313,367
Ser. 05-CB12, Class X1, IO, 0.501s, 2037	2,452,182	4,895
Key Commercial Mortgage Ser. 07-SL1, Class A2, 5.782s, 2040	333,914	330,993
LB-UBS Commercial Mortgage Trust
Ser. 06-C7, Class A2, 5.3s, 2038	370,741	377,340
FRB Ser. 06-C1, Class AJ, 5.276s, 2041	323,000	333,397
Ser. 07-C2, Class XW, IO, 0.739s, 2040	820,868	10,492
LB-UBS Commercial Mortgage Trust 144A
Ser. 06-C6, Class XCL, IO, 0.856s, 2039	41,031,282	507,885
Ser. 06-C7, Class XCL, IO, 0.849s, 2038	2,548,062	31,002
Ser. 06-C7, Class XW, IO, 0.849s, 2038	1,352,853	16,460
Ser. 05-C5, Class XCL, IO, 0.603s, 2040	7,657,851	35,961
Ser. 05-C2, Class XCL, IO, 0.473s, 2040	8,271,803	9,504
Ser. 05-C7, Class XCL, IO, 0.37s, 2040	8,544,466	14,081
Merrill Lynch Mortgage Investors Trust Ser. 96-C2, Class JS, IO, 2.371s, 2028	10,914	1
Merrill Lynch Mortgage Trust FRB Ser. 07-C1, Class A3, 6.028s, 2050	114,389	114,558
Merrill Lynch Mortgage Trust 144A
Ser. 04-KEY2, Class XC, IO, 1.046s, 2039	369,397	716
Ser. 05-MCP1, Class XC, IO, 0.765s, 2043	2,765,631	5,913
Mezz Cap Commercial Mortgage Trust 144A
Ser. 05-C3, Class X, IO, 6.527s, 2044	272,201	14,944
Ser. 06-C4, Class X, IO, 6.465s, 2045	600,266	60,087
ML-CFC Commercial Mortgage Trust Ser. 06-3, Class AJ, 5.485s, 2046	658,000	660,652
Morgan Stanley Bank of America Merrill Lynch Trust
FRB Ser. 13-C11, Class C, 4.565s, 2046	586,000	593,325
Ser. 14-C17, Class XA, IO, 1.448s, 2047	1,914,807	155,693
Morgan Stanley Bank of America Merrill Lynch Trust 144A FRB Ser. 13-C11, Class D, 4.565s, 2046	1,500,000	1,399,350
Morgan Stanley Capital I Trust
FRB Ser. 07-HQ12, Class A2, 5.773s, 2049	147,419	147,603
FRB Ser. 07-HQ12, Class A2FX, 5.773s, 2049	154,256	154,188
Ser. 07-IQ14, Class A2, 5.61s, 2049	144,939	145,309
Ser. 07-HQ11, Class C, 5.558s, 2044	312,000	310,287
Morgan Stanley Capital I Trust 144A FRB Ser. 11-C3, Class E, 5.356s, 2049	297,000	305,280
Morgan Stanley ReREMIC Trust 144A FRB Ser. 10-C30A, Class A3B, 5.246s, 2043	1,300,644	1,301,281

Dynamic Asset Allocation Growth Fund     75

MORTGAGE-BACKED SECURITIES (2.8%)* cont.	Principal amount	Value
Commercial mortgage-backed securities cont.
UBS-Barclays Commercial Mortgage Trust 144A
FRB Ser. 12-C3, Class C, 5.123s, 2049	$284,000	$300,469
Ser. 12-C4, Class XA, IO, 2.009s, 2045	4,179,100	439,119
Wachovia Bank Commercial Mortgage Trust
Ser. 06-C29, IO, 0.53s, 2048	33,460,991	256,646
Ser. 07-C34, IO, 0.465s, 2046	3,769,923	30,649
Wachovia Bank Commercial Mortgage Trust 144A
FRB Ser. 05-C17, Class F, 5.548s, 2042	478,000	477,981
Ser. 05-C18, Class XC, IO, 0.479s, 2042	8,657,414	22,250
Ser. 06-C26, Class XC, IO, 0.185s, 2045	14,261,462	17,827
Wells Fargo Commercial Mortgage Trust Ser. 14-LC16, Class XA, IO, 1.655s, 2050	3,374,559	306,882
Wells Fargo Commercial Mortgage Trust 144A FRB Ser. 13-LC12, Class D, 4.438s, 2046	1,225,000	1,112,265
WF-RBS Commercial Mortgage Trust
FRB Ser. 14-C19, Class C, 4.646s, 2047	1,226,000	1,234,092
Ser. 13-C17, Class XA, IO, 1.772s, 2046	9,076,335	782,834
WF-RBS Commercial Mortgage Trust 144A
FRB Ser. 11-C5, Class E, 5.823s, 2044	259,000	275,713
FRB Ser. 11-C2, Class D, 5.647s, 2044	1,912,000	2,027,083
FRB Ser. 12-C8, Class E, 5.039s, 2045	441,000	442,929
FRB Ser. 12-C7, Class E, 5.001s, 2045	357,000	357,558
FRB Ser. 13-UBS1, Class D, 4.787s, 2046	915,000	872,224
Ser. 14-C19, Class D, 4.234s, 2047	221,000	202,698
Ser. 12-C10, Class XA, IO, 1.952s, 2045	3,718,624	377,738
Ser. 13-C12, Class XA, IO, 1.643s, 2048	3,241,530	271,724
		35,715,311
Residential mortgage-backed securities (non-agency) (0.6%)
Barclays Capital, LLC Trust
Ser. 13-RR1, Class 9A4, 7.716s, 2036	140,000	141,960
FRB Ser. 12-RR10, Class 9A2, 2.664s, 2035	150,000	140,265
Barclays Capital, LLC Trust 144A FRB Ser. 14-RR2, Class 2A1, 3 1/2s, 2036	1,193,477	1,180,348
Bear Stearns Alt-A Trust FRB Ser. 05-8, Class 11A1, 0.695s, 2035	327,771	292,339
Countrywide Alternative Loan Trust
Ser. 05-28CB, Class 2A7, 5 3/4s, 2035	1,689,782	1,571,497
FRB Ser. 05-27, Class 2A1, 1.467s, 2035	639,725	518,177
FRB Ser. 05-59, Class 1A1, 0.486s, 2035	769,977	627,531
FRB Ser. 05-51, Class 1A1, 0.474s, 2035	716,890	602,617
FRB Ser. 07-OA10, Class 2A1, 0.405s, 2047	594,826	496,679
Credit Suisse Commercial Mortgage Trust 144A FRB Ser. 13-5R, Class 1A6, 0.405s, 2036	660,000	541,200
Residential Accredit Loans, Inc. FRB Ser. 06-QO7, Class 1A1, 0.917s, 2046	1,559,169	1,060,235
WAMU Mortgage Pass-Through Certificates
FRB Ser. 06-AR1, Class 2A1B, 1.187s, 2046	606,099	548,520
FRB Ser. 06-AR3, Class A1B, 1.117s, 2046	586,996	480,162
FRB Ser. 04-AR12, Class A2B, 0.648s, 2044	831,954	752,919
FRB Ser. 05-AR13, Class A1C3, 0.645s, 2045	532,702	471,442

76     Dynamic Asset Allocation Growth Fund

MORTGAGE-BACKED SECURITIES (2.8%)* cont.	Principal amount	Value
Residential mortgage-backed securities (non-agency) cont.
WAMU Mortgage Pass-Through Certificates
FRB Ser. 05-AR9, Class A1C3, 0.635s, 2045	$455,870	$417,121
FRB Ser. 05-AR13, Class A1B3, 0.515s, 2045	688,831	614,782
FRB Ser. 05-AR15, Class A1B3, 0.495s, 2045	769,561	675,675
Wells Fargo Mortgage Loan Trust FRB Ser. 12-RR2, Class 1A2, 0.315s, 2047	650,000	493,949
		11,627,418
Total mortgage-backed securities (cost $50,668,826)		$53,082,818

ASSET-BACKED SECURITIES (1.4%)*	Principal amount	Value
Station Place Securitization Trust 144A FRB Ser. 14-3, Class A, 1.056s, 2016	$16,324,000	$16,324,000
Station Place Securitization Trust 144A FRB Ser. 14-2, Class A, 1.054s, 2016	10,325,000	10,325,000
Total asset-backed securities (cost $26,649,000)		$26,649,000

FOREIGN GOVERNMENT AND AGENCY BONDS AND NOTES (0.6%)*	Principal amount/units		Value
Argentina (Republic of) sr. unsec. bonds 8.28s, 2033 (Argentina) (In default) †		$476,693	$398,039
Argentina (Republic of) sr. unsec. bonds 7s, 2017 (Argentina)		245,000	218,050
Argentina (Republic of) sr. unsec. unsub. bonds 7s, 2015 (Argentina)		2,410,000	2,241,300
Argentina (Republic of) sr. unsec. unsub. notes Ser. LOC, 8.28s, 2033 (Argentina)		1,742,733	1,382,859
Argentina (Republic of) sr. unsec. unsub. notes Ser. NY, 8.28s, 2033 (Argentina) (In default) †		1,453,913	1,246,731
Brazil (Federal Republic of) sr. unsec. unsub. bonds 4 7/8s, 2021 (Brazil)		490,000	521,262
Brazil (Federal Republic of) unsec. notes 10s, 2021 (Brazil)	BRL	3,896	1,475,105
Buenos Aires (Province of) 144A sr. unsec. unsub. notes 11 3/4s, 2015 (Argentina)		$300,000	285,000
Buenos Aires (Province of) 144A sr. unsec. unsub. notes 10 7/8s, 2021 (Argentina)		100,000	91,000
Croatia (Republic of) 144A sr. unsec. bonds 6s, 2024 (Croatia)		200,000	213,000
Croatia (Republic of) 144A sr. unsec. notes 6 1/4s, 2017 (Croatia)		200,000	212,000
Financing of Infrastructural Projects State Enterprise 144A govt. guaranty sr. unsec. notes 8 3/8s, 2017 (Ukraine)		150,000	120,780
Indonesia (Republic of) 144A notes 5 1/4s, 2042 (Indonesia)		430,000	414,413
Indonesia (Republic of) 144A sr. unsec. notes 3 3/8s, 2023 (Indonesia)		285,000	263,451
Poland (Republic of) sr. unsec. bonds 5s, 2022 (Poland)		880,000	966,900
Russia (Federation of) 144A sr. unsec. unsub. bonds 7 1/2s, 2030 (Russia)		78,600	88,130
South Africa (Republic of) sr. unsec. unsub. notes 4.665s, 2024 (South Africa)		735,000	740,513
Total foreign government and agency bonds and notes (cost $11,164,705)			$10,878,533

Dynamic Asset Allocation Growth Fund     77

SENIOR LOANS (0.2%)*[c]	Principal amount	Value
Caesars Entertainment Operating Co., Inc. bank term loan FRN Ser. B6, 6.948s, 2017	$1,110,617	$1,009,868
Caesars Entertainment Operating Co., Inc. bank term loan FRN Ser. B7, 9 3/4s, 2017	94,763	89,639
Caesars Growth Properties Holdings, LLC bank term loan FRN 6 1/4s, 2021	344,138	325,554
Emergency Medical Services Corp. bank term loan FRN Ser. B, 4s, 2018	43,997	43,525
First Data Corp. bank term loan FRN 4.155s, 2021	59,603	58,690
First Data Corp. bank term loan FRN Ser. B, 3.655s, 2018	560,071	548,636
Neiman Marcus Group, Ltd., Inc. bank term loan FRN 4 1/4s, 2020	248,025	243,443
Pharmaceutical Product Development, Inc. bank term loan FRN Ser. B, 4s, 2018	170,218	168,481
Texas Competitive Electric Holdings Co., LLC bank term loan FRN 4.65s, 2017	619,610	458,511
Texas Competitive Electric Holdings Co., LLC bank term loan FRN 4.65s, 2017	6,359	4,706
Total senior loans (cost $3,119,458)		$2,951,053

WARRANTS (0.1%)*†	Expiration date	Strike price	Warrants	Value
Kuwait Foods (Americana) 144A (Kuwait)	2/24/16	$0.00	38,596	$414,982
National Bank of Kuwait SAK 144A (Kuwait)	12/10/15	0.00	160,243	544,780
Saudi Basic Industries Corp. 144A (Saudi Arabia)	3/2/17	0.00	16,144	564,670
Saudi Industrial Investment Group 144A (Saudi Arabia)	10/28/15	0.00	44,108	468,874
Tower Semiconductor, Ltd. 144A (Israel) F	6/30/15	25.50	49,174	—
Total warrants (cost $1,882,893)				$1,993,306

INVESTMENT COMPANIES (0.1%)*	Shares	Value
Hercules Technology Growth Capital, Inc.	18,301	$264,632
iShares MSCI Taiwan ETF (Taiwan)	28,852	440,570
Market Vectors Vietnam ETF (Vietnam)	45,048	986,551
Total investment companies (cost $1,617,281)		$1,691,753

PREFERRED STOCKS (0.1%)*	Shares	Value
Ally Financial, Inc. 144A 7.00% cum. pfd.	521	$521,488
Citigroup, Inc. Ser. K, $1.719 pfd.	15,600	410,904
GMAC Capital Trust I Ser. 2, $2.031 cum. pfd.	6,720	178,819
M/I Homes, Inc. Ser. A, $2.438 pfd.	4,607	118,170
Total preferred stocks (cost $1,060,572)		$1,229,381

78     Dynamic Asset Allocation Growth Fund

PURCHASED EQUITY OPTIONS OUTSTANDING (0.1%)*	Expiration date/strike price	Contract amount	Value
iShares MSCI Emerging Markets ETF (Put)	Jan-15/$40.00	$266,427	$331,707
iShares MSCI Emerging Markets ETF (Put)	Dec-14/40.00	622,995	621,338
iShares MSCI Emerging Markets ETF (Put)	Nov-14/39.00	48,681	24,341
SPDR S&P 500 ETF Trust (Put)	Nov-14/185.00	25,996	34,315
Total purchased equity options outstanding (cost $702,526)			$1,011,701

CONVERTIBLE PREFERRED STOCKS (—%)*	Shares	Value
EPR Properties Ser. C, $1.44 cv. pfd. R	7,578	$166,952
United Technologies Corp. $3.75 cv. pfd.	2,960	174,314
Total convertible preferred stocks (cost $290,732)		$341,266

CONVERTIBLE BONDS AND NOTES (—%)*	Principal amount	Value
iStar Financial, Inc. cv. sr. unsec. unsub. notes 3s, 2016 R	$87,000	$109,729
Jazz Technologies, Inc. 144A cv. company guaranty sr. unsec. notes 8s, 2018	106,000	124,484
Total convertible bonds and notes (cost $185,814)		$234,213

MUNICIPAL BONDS AND NOTES (—%)*	Principal amount	Value
IL State G.O. Bonds, 4.421s, 1/1/15	$50,000	$50,461
Total municipal bonds and notes (cost $50,000)		$50,461

SHORT-TERM INVESTMENTS (20.2%)*	Principal amount/shares	Value
Putnam Cash Collateral Pool, LLC 0.16% [d]	Shares 9,180,339	$9,180,339
Putnam Money Market Liquidity Fund 0.06% L	Shares 34,074,401	34,074,401
Putnam Short Term Investment Fund 0.06% L	Shares 289,181,864	289,181,864
SSgA Prime Money Market Fund 0.01% P	Shares 1,350,000	1,350,000
Federal National Mortgage Association unsec. discount notes with an effective yield of zero %, January 14, 2015	$19,000,000	18,999,011
U.S. Treasury Bills with an effective yield of 0.08%, January 8, 2015 #	719,000	718,965
U.S. Treasury Bills with an effective yield of 0.02%, October 23, 2014 §	2,448,000	2,447,969
U.S. Treasury Bills with an effective yield of zero% February 19, 2015 [i]	202,000	201,980
U.S. Treasury Bills with effective yields ranging from 0.09% to 0.12%, February 5, 2015 # §	19,373,000	19,371,467
U.S. Treasury Bills with effective yields ranging from 0.09% to 0.12%, October 16, 2014 # §	2,822,000	2,821,882
Total short-term investments (cost $378,339,787)		$378,347,878

TOTAL INVESTMENTS
Total investments (cost $1,785,597,034)	$1,967,312,462

Key to holding's currency abbreviations

BRL	Brazilian Real
CAD	Canadian Dollar
EUR	Euro

Dynamic Asset Allocation Growth Fund     79

Key to holding’s abbreviations
ADR	American Depository Receipts: represents ownership of foreign securities on deposit with a custodian bank
BKNT	Bank Note
bp	Basis Points
ETF	Exchange Traded Fund
FRB	Floating Rate Bonds: the rate shown is the current interest rate at the close of the reporting period
FRN	Floating Rate Notes: the rate shown is the current interest rate at the close of the reporting period
GDR	Global Depository Receipts: represents ownership of foreign securities on deposit with a custodian bank
GMTN	Global Medium Term Notes
G.O. Bonds	General Obligation Bonds
IFB

Inverse Floating Rate Bonds, which are securities that pay interest rates that vary inversely to changes in the market interest rates. As interest rates rise, inverse floaters produce less current income. The rate shown is the current interest rate at the close of the reporting period.

IO	Interest Only
MTN	Medium Term Notes
NVDR	Non-voting Depository Receipts
OAO	Open Joint Stock Company
OJSC	Open Joint Stock Company
PJSC	Public Joint Stock Company
PO	Principal Only
SPDR	S&P Depository Receipts
TBA	To Be Announced Commitments

Notes to the fund’s portfolio

Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from October 1, 2013 through September 30, 2014 (the reporting period). Within the following notes to the portfolio, references to “ASC 820” represent Accounting Standards Codification 820 Fair Value Measurements and Disclosures and references to “OTC”, if any, represent over-the-counter.

*	Percentages indicated are based on net assets of $1,872,985,272.
†	Non-income-producing security.
ΔΔ

Security is restricted with regard to public resale. The total fair value of this security and any other restricted securities (excluding 144A securities), if any, held at the close of the reporting period was $303,557, or less than 0.1% of net assets.

‡‡	Income may be received in cash or additional securities at the discretion of the issuer.
#	This security, in part or in entirety, was pledged and segregated with the broker to cover margin requirements for futures contracts at the close of the reporting period.
§

This security, in part or in entirety, was pledged and segregated with the custodian for collateral on the initial margin on certain centrally cleared derivative contracts at the close of the reporting period.

##	Forward commitment, in part or in entirety (Note 1).
[c]

Senior loans are exempt from registration under the Securities Act of 1933, as amended, but contain certain restrictions on resale and cannot be sold publicly. These loans pay interest at rates which adjust periodically. The interest rates shown for senior loans are the current interest rates at the close of the reporting period. Senior loans are also subject to mandatory and/or optional prepayment which cannot be predicted. As a result, the remaining maturity may be substantially less than the stated maturity shown (Notes 1 and 6).

[d]

Affiliated company. See Note 1 to the financial statements regarding securities lending. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

80     Dynamic Asset Allocation Growth Fund

F

Security is valued at fair value following procedures approved by the Trustees. Securities may be classified as Level 2 or Level 3 for ASC 820 based on the securities’ valuation inputs. At the close of the reporting period, fair value pricing was also used for certain foreign securities in the portfolio (Note 1).

[i]	Security was pledged, or purchased with cash that was pledged, to the fund for collateral on certain derivative contracts (Note 1).
L	Affiliated company (Note 5). The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.
P

Security was pledged, or purchased with cash that was pledged, to the fund for collateral on certain derivative contracts. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period (Note 1).

R	Real Estate Investment Trust.
S	Security on loan, in part or in entirety, at the close of the reporting period (Note 1).
UR

At the reporting period end, 1,800 shares owned by the fund were not formally entered on the company’s shareholder register, due to local restrictions on foreign ownership. While the fund has full title to these unregistered shares, these shares do not carry voting rights.

At the close of the reporting period, the fund maintained liquid assets totaling $223,327,698 to cover certain derivatives contracts and delayed delivery securities.
Debt obligations are considered secured unless otherwise indicated.

144A after the name of an issuer represents securities exempt from registration under Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

See Note 1 to the financial statements regarding TBA commitments.
The dates shown on debt obligations are the original maturity dates.

FORWARD CURRENCY CONTRACTS at 9/30/14 (aggregate face value $352,665,757)
Counterparty	Currency	Contract type	Delivery date	Value	Aggregate face value	Unrealized appreciation/ (depreciation)
Bank of America N.A.
	British Pound	Buy	12/17/14	$2,025,577	$2,063,133	$(37,556)
	British Pound	Sell	12/17/14	2,025,577	2,039,966	14,389
	Canadian Dollar	Sell	10/15/14	2,660,303	2,789,843	129,540
	Euro	Sell	12/17/14	689,621	769,225	79,604
	Singapore Dollar	Buy	11/19/14	394,127	402,952	(8,825)
	Singapore Dollar	Sell	11/19/14	394,127	402,885	8,758
	Swiss Franc	Sell	12/17/14	1,752,309	1,820,548	68,239
Barclays Bank PLC
	Australian Dollar	Buy	10/15/14	522,747	615,567	(92,820)
	British Pound	Sell	12/17/14	8,825,506	8,949,549	124,043
	Canadian Dollar	Sell	10/15/14	1,359,519	1,401,107	41,588
	Chinese Yuan (Offshore)	Buy	11/19/14	1,885,328	1,882,477	2,851
	Czech Koruna	Sell	12/17/14	889,440	919,459	30,019
	Euro	Sell	12/17/14	19,532,803	20,300,994	768,191
	Hong Kong Dollar	Sell	11/19/14	1,853,538	1,857,578	4,040
	Japanese Yen	Sell	11/19/14	198,839	208,962	10,123
	Mexican Peso	Sell	10/15/14	1,879,535	1,896,986	17,451
	New Zealand Dollar	Buy	10/15/14	16,061	58,734	(42,673)

Dynamic Asset Allocation Growth Fund     81

FORWARD CURRENCY CONTRACTS at 9/30/14 (aggregate face value $352,665,757) cont.
Counterparty	Currency	Contract type	Delivery date	Value	Aggregate face value	Unrealized appreciation/ (depreciation)
Barclays Bank PLC cont.
	Norwegian Krone	Buy	12/17/14	$1,253,730	$1,297,941	$(44,211)
	Norwegian Krone	Sell	12/17/14	1,253,730	1,268,855	15,125
	Singapore Dollar	Sell	11/19/14	1,619,542	1,656,086	36,544
	South African Rand	Buy	10/15/14	2,141,711	2,256,179	(114,468)
	South African Rand	Sell	10/15/14	2,141,711	2,210,608	68,897
	Swedish Krona	Buy	12/17/14	1,028,609	998,393	30,216
	Swiss Franc	Sell	12/17/14	5,478,941	5,693,357	214,416
	Turkish Lira	Sell	12/17/14	1,833,540	1,873,036	39,496
Citibank, N.A.
	Australian Dollar	Buy	10/15/14	3,489,444	3,705,893	(216,449)
	Brazilian Real	Buy	10/2/14	8,751,302	9,248,513	(497,211)
	Brazilian Real	Sell	10/2/14	8,751,302	9,124,214	372,912
	Brazilian Real	Buy	1/5/15	3,503,129	3,521,501	(18,372)
	Chilean Peso	Buy	10/15/14	1,066,670	1,120,121	(53,451)
	Chilean Peso	Sell	10/15/14	1,066,670	1,138,856	72,186
	Danish Krone	Sell	12/17/14	1,746,221	1,817,210	70,989
	Euro	Sell	12/17/14	3,541,619	3,760,630	219,011
	Japanese Yen	Sell	11/19/14	1,750,280	1,886,805	136,525
	Mexican Peso	Buy	10/15/14	1,243,844	1,282,815	(38,971)
	Mexican Peso	Sell	10/15/14	1,243,844	1,275,185	31,341
	New Zealand Dollar	Sell	10/15/14	337,507	440,501	102,994
	Norwegian Krone	Buy	12/17/14	2,196,624	2,274,980	(78,356)
	Norwegian Krone	Sell	12/17/14	2,196,624	2,210,434	13,810
	Swiss Franc	Sell	12/17/14	1,724,531	1,792,176	67,645
Credit Suisse International
	Australian Dollar	Buy	10/15/14	1,738,818	1,880,260	(141,442)
	British Pound	Sell	12/17/14	6,867,487	7,014,274	146,787
	Canadian Dollar	Sell	10/15/14	1,544,822	1,643,083	98,261
	Euro	Sell	12/17/14	4,002,883	4,216,718	213,835
	Indian Rupee	Sell	11/19/14	128,378	129,074	696
	Japanese Yen	Sell	11/19/14	7,797,193	8,347,886	550,693
	Mexican Peso	Buy	10/15/14	1,095,986	1,123,780	(27,794)
	Mexican Peso	Sell	10/15/14	1,095,986	1,126,772	30,786
	New Zealand Dollar	Sell	10/15/14	487,587	475,525	(12,062)
	Norwegian Krone	Sell	12/17/14	465,913	436,805	(29,108)
	Singapore Dollar	Buy	11/19/14	338,316	345,844	(7,528)
	Singapore Dollar	Sell	11/19/14	338,316	345,943	7,627
	Swedish Krona	Buy	12/17/14	2,831,255	2,876,111	(44,856)
	Swedish Krona	Sell	12/17/14	2,831,255	2,910,000	78,745
	Swiss Franc	Sell	12/17/14	6,331,249	6,578,303	247,054
	Turkish Lira	Sell	12/17/14	1,831,429	1,871,398	39,969
82     Dynamic Asset Allocation Growth Fund

FORWARD CURRENCY CONTRACTS at 9/30/14 (aggregate face value $352,665,757) cont.
Counterparty	Currency	Contract type	Delivery date	Value	Aggregate face value	Unrealized appreciation/ (depreciation)
Deutsche Bank AG
	Australian Dollar	Buy	10/15/14	$1,263,044	$1,338,099	$(75,055)
	Euro	Sell	12/17/14	9,780,556	10,136,921	356,365
	Japanese Yen	Sell	11/19/14	113,402	126,815	13,413
	New Zealand Dollar	Buy	10/15/14	3,315,187	3,698,266	(383,079)
	New Zealand Dollar	Sell	10/15/14	3,315,187	3,611,676	296,489
	Norwegian Krone	Sell	12/17/14	465,913	529,815	63,902
	Swedish Krona	Buy	12/17/14	1,737,167	1,744,149	(6,982)
	Swedish Krona	Sell	12/17/14	1,737,167	1,787,010	49,843
	Swiss Franc	Sell	12/17/14	1,774,741	1,844,346	69,605
Goldman Sachs International
	Australian Dollar	Buy	10/15/14	1,729,895	1,809,867	(79,972)
	Canadian Dollar	Sell	10/15/14	1,766,901	1,822,890	55,989
	Euro	Sell	12/17/14	4,098,547	4,333,317	234,770
	Japanese Yen	Sell	11/19/14	6,957,525	7,463,386	505,861
	Norwegian Krone	Buy	12/17/14	1,878,259	1,885,622	(7,363)
	Norwegian Krone	Sell	12/17/14	1,878,259	1,898,205	19,946
	Swedish Krona	Buy	12/17/14	944,758	952,839	(8,081)
	Swedish Krona	Sell	12/17/14	944,758	945,386	628
HSBC Bank USA, National Association
	Australian Dollar	Sell	10/15/14	478,486	462,304	(16,182)
	British Pound	Sell	12/17/14	10,044	10,224	180
	Canadian Dollar	Sell	10/15/14	2,815,526	2,866,972	51,446
	Euro	Buy	12/17/14	1,831,279	1,902,828	(71,549)
	Euro	Sell	12/17/14	1,831,279	1,850,949	19,670
	Japanese Yen	Sell	11/19/14	5,272,729	5,633,002	360,273
	Swedish Krona	Sell	12/17/14	674,877	757,073	82,196
JPMorgan Chase Bank N.A.
	Australian Dollar	Buy	10/15/14	2,898,117	3,075,513	(177,396)
	Brazilian Real	Buy	10/2/14	5,800,511	6,093,631	(293,120)
	Brazilian Real	Sell	10/2/14	5,800,511	5,963,381	162,870
	Brazilian Real	Buy	1/5/15	3,988,970	4,010,050	(21,080)
	British Pound	Sell	12/17/14	2,393,819	2,419,733	25,914
	Canadian Dollar	Sell	10/15/14	23,654	38,253	14,599
	Czech Koruna	Sell	12/17/14	889,440	919,652	30,212
	Euro	Sell	12/17/14	12,277,444	12,751,276	473,832
	Hungarian Forint	Buy	12/17/14	1,146,786	1,153,712	(6,926)
	Hungarian Forint	Sell	12/17/14	1,146,786	1,178,305	31,519
	Indian Rupee	Sell	11/19/14	64,694	65,023	329
	Japanese Yen	Sell	11/19/14	1,167,277	1,331,628	164,351
	Mexican Peso	Sell	10/15/14	2,201,539	2,239,725	38,186
	New Taiwan Dollar	Sell	11/19/14	1,808,949	1,836,318	27,369
	New Zealand Dollar	Sell	10/15/14	1,713,494	1,882,585	169,091

Dynamic Asset Allocation Growth Fund     83

FORWARD CURRENCY CONTRACTS at 9/30/14 (aggregate face value $352,665,757) cont.
Counterparty	Currency	Contract type	Delivery date	Value	Aggregate face value	Unrealized appreciation/ (depreciation)
JPMorgan Chase Bank N.A. cont.
	Norwegian Krone	Sell	12/17/14	$1,100,407	$1,093,390	$(7,017)
	Singapore Dollar	Buy	11/19/14	103,705	106,006	(2,301)
	Swedish Krona	Buy	12/17/14	180,933	166,919	14,014
	Swiss Franc	Sell	12/17/14	3,554,514	3,693,578	139,064
Royal Bank of Scotland PLC (The)
	British Pound	Buy	12/17/14	948,066	953,817	(5,751)
	British Pound	Sell	12/17/14	948,066	954,760	6,694
State Street Bank and Trust Co.
	Australian Dollar	Sell	10/15/14	2,900,303	3,131,584	231,281
	Brazilian Real	Buy	10/2/14	8,614,605	9,138,343	(523,738)
	Brazilian Real	Sell	10/2/14	8,614,605	9,048,773	434,168
	Brazilian Real	Buy	1/5/15	3,361,176	3,383,952	(22,776)
	British Pound	Buy	12/17/14	1,205,334	1,227,377	(22,043)
	British Pound	Sell	12/17/14	1,205,334	1,224,016	18,682
	Canadian Dollar	Sell	10/15/14	1,830,543	1,907,479	76,936
	Chilean Peso	Buy	10/15/14	48,270	50,035	(1,765)
	Chilean Peso	Sell	10/15/14	48,270	51,672	3,402
	Euro	Buy	12/17/14	958,797	971,985	(13,188)
	Japanese Yen	Sell	11/19/14	1,642,052	1,753,586	111,534
	New Taiwan Dollar	Buy	11/19/14	31,682	32,184	(502)
	New Zealand Dollar	Sell	10/15/14	824,392	1,005,046	180,654
	Norwegian Krone	Buy	12/17/14	3,028,637	3,185,203	(156,566)
	Singapore Dollar	Buy	11/19/14	182,249	186,403	(4,154)
	Swedish Krona	Sell	12/17/14	2,211,963	2,304,576	92,613
	Swiss Franc	Sell	12/17/14	3,635,856	3,746,050	110,194
UBS AG
	Australian Dollar	Sell	10/15/14	2,966,434	3,193,208	226,774
	British Pound	Sell	12/17/14	8,878,645	9,041,252	162,607
	Canadian Dollar	Sell	10/15/14	3,715,713	3,897,278	181,565
	Euro	Sell	12/17/14	10,563,187	10,978,174	414,987
	Japanese Yen	Sell	11/19/14	1,588,865	1,696,443	107,578
	Singapore Dollar	Buy	11/19/14	49,619	50,723	(1,104)
	Singapore Dollar	Sell	11/19/14	49,619	50,737	1,118
WestPac Banking Corp.
	Australian Dollar	Buy	10/15/14	1,865,830	1,978,794	(112,964)
	Australian Dollar	Sell	10/15/14	1,865,830	1,908,370	42,540
	Canadian Dollar	Sell	10/15/14	1,859,374	1,898,482	39,108
	Euro	Sell	12/17/14	4,447,338	4,652,161	204,823
	Japanese Yen	Sell	11/19/14	6,042,061	6,451,645	409,584
	New Zealand Dollar	Sell	10/15/14	1,605,123	1,624,980	19,857
Total						$7,227,214

84     Dynamic Asset Allocation Growth Fund

FUTURES CONTRACTS OUTSTANDING at 9/30/14
	Number of contracts	Value	Expiration date	Unrealized appreciation/ (depreciation)
MSCI EAFE Index Mini (Long)	283	$26,031,755	Dec-14	$(726,461)
Russell 2000 Index Mini (Long)	492	53,952,720	Dec-14	(3,080,210)
Russell 2000 Index Mini (Short)	46	5,044,360	Dec-14	287,868
S&P 500 Index (Long)	12	5,896,500	Dec-14	(67,170)
S&P 500 Index E-Mini (Long)	2,494	245,097,850	Dec-14	(2,704,743)
S&P 500 Index E-Mini (Short)	804	79,013,100	Dec-14	868,722
S&P Mid Cap 400 Index E-Mini (Long)	384	52,431,360	Dec-14	(2,266,704)
S&P Mid Cap 400 Index E-Mini (Short)	96	13,107,840	Dec-14	563,831
SPI 200 Index (Long)	316	36,541,699	Dec-14	31,058
Tokyo Price Index (Short)	100	12,094,826	Dec-14	63,415
U.S. Treasury Bond 30 yr (Long)	65	8,963,906	Dec-14	(76,936)
U.S. Treasury Bond 30 yr (Short)	46	6,343,688	Dec-14	54,663
U.S. Treasury Bond Ultra 30 yr (Long)	32	4,880,000	Dec-14	(38,061)
U.S. Treasury Bond Ultra 30 yr (Short)	5	762,500	Dec-14	(9,666)
U.S. Treasury Note 10 yr (Long)	207	25,800,609	Dec-14	(91,534)
U.S. Treasury Note 10 yr (Short)	27	3,365,297	Dec-14	21,464
U.S. Treasury Note 5 yr (Long)	241	28,500,133	Dec-14	(74,051)
U.S. Treasury Note 5 yr (Short)	398	47,066,610	Dec-14	123,618
U.S. Treasury Note 2 yr (Long)	97	21,227,844	Dec-14	(2,684)
U.S. Treasury Note 2 yr (Short)	162	35,452,688	Dec-14	2,255
Total				$(7,121,326)

WRITTEN SWAP OPTIONS OUTSTANDING at 9/30/14 (premiums $553,651)
Counterparty Fixed Obligation % to receive or (pay)/ Floating rate index/Maturity date	Expiration date/strike price	Contract amount	Value
JPMorgan Chase Bank N.A.
(6.00 Floor)/3 month USD-LIBOR-BBA/Mar-18	Mar-18/$6.00	$3,109,000	$508,373
Total			$508,373
WRITTEN EQUITY OPTIONS OUTSTANDING at 9/30/14 (premiums $402,890)
	Expiration date/strike price	Contract amount	Value
iShares MSCI Emerging Markets ETF (Put)	Jan-15/$38.00	$266,427	$192,496
iShares MSCI Emerging Markets ETF (Put)	Dec-14/38.00	622,995	347,156
iShares MSCI Emerging Markets ETF (Put)	Nov-14/38.00	48,681	16,552
SPDR S&P 500 ETF Trust (Put)	Nov-14/180.00	25,996	22,617
Total			$578,821

Dynamic Asset Allocation Growth Fund     85

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS OUTSTANDING at 9/30/14

Notional amount	Upfront premium received (paid)	Termination date	Payments made by fund per annum	Payments received by fund per annum	Unrealized appreciation/ (depreciation)
$99,840,000 E	$(12,536)	12/17/16	3 month USD-LIBOR-BBA	1.00%	$6,515
45,447,000 E	196,966	12/17/19	3 month USD-LIBOR-BBA	2.25%	(6,806)
28,229,000 E	399,447	12/17/24	3 month USD-LIBOR-BBA	3.00%	(67,798)
4,338,000 E	(33,599)	12/17/44	3 month USD-LIBOR-BBA	3.50%	1,783
Total	$550,278	$(66,306)
E Extended effective date.

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 9/30/14
Swap counterparty/ Notional amount	Upfront premium received (paid)	Termination date	Payments received (paid) by fund per annum	Total return received by or paid by fund	Unrealized appreciation/ (depreciation)
Barclays Bank PLC
$79,171	$—	1/12/42	4.00% (1 month USD-LIBOR)	Synthetic TRS Index 4.00% 30 year Fannie Mae pools	$(181)
2,860,158	—	1/12/41	4.00% (1 month USD-LIBOR)	Synthetic TRS Index 4.00% 30 year Fannie Mae pools	(7,425)
3,656	—	1/12/38	6.50% (1 month USD-LIBOR)	Synthetic TRS Index 6.50% 30 year Fannie Mae pools	3
27,331	—	1/12/41	5.00% (1 month USD-LIBOR)	Synthetic MBX Index 5.00% 30 year Fannie Mae pools	78
63,538	—	1/12/40	5.00% (1 month USD-LIBOR)	Synthetic MBX Index 5.00% 30 year Fannie Mae pools	172
505,906	—	1/12/40	4.50% (1 month USD-LIBOR)	Synthetic MBX Index 4.50% 30 year Fannie Mae pools	1,710
1,249,985	—	1/12/41	5.00% (1 month USD-LIBOR)	Synthetic MBX Index 5.00% 30 year Fannie Mae pools	3,576
624,352	—	1/12/41	5.00% (1 month USD-LIBOR)	Synthetic MBX Index 5.00% 30 year Fannie Mae pools	1,786
106,767	—	1/12/40	5.00% (1 month USD-LIBOR)	Synthetic MBX Index 5.00% 30 year Fannie Mae pools	289
346,702	—	1/12/40	5.00% (1 month USD-LIBOR)	Synthetic MBX Index 5.00% 30 year Fannie Mae pools	938

86     Dynamic Asset Allocation Growth Fund

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 9/30/14 cont.
Swap counterparty/ Notional amount		Upfront premium received (paid)	Termination date	Payments received (paid) by fund per annum	Total return received by or paid by fund	Unrealized appreciation/ (depreciation)
Barclays Bank PLC cont.
	$251,250	$—	1/12/40	5.00% (1 month USD-LIBOR)	Synthetic MBX Index 5.00% 30 year Fannie Mae pools	$680
	419,476	—	1/12/38	(6.50%) 1 month USD-LIBOR	Synthetic MBX Index 6.50% 30 year Fannie Mae pools	(1,793)
	70,261	—	1/12/39	(6.00%) 1 month USD-LIBOR	Synthetic MBX Index 6.00% 30 year Fannie Mae pools	(370)
	63,980	—	1/12/39	(5.50%) 1 month USD-LIBOR	Synthetic MBX Index 5.50% 30 year Fannie Mae pools	(270)
	31,947	—	1/12/39	(5.50%) 1 month USD-LIBOR	Synthetic MBX Index 5.50% 30 year Fannie Mae pools	(135)
	31,947	—	1/12/39	(5.50%) 1 month USD-LIBOR	Synthetic MBX Index 5.50% 30 year Fannie Mae pools	(135)
	64,238	—	1/12/39	(5.50%) 1 month USD-LIBOR	Synthetic MBX Index 5.50% 30 year Fannie Mae pools	(271)
	166,710	—	1/12/39	(5.50%) 1 month USD-LIBOR	Synthetic MBX Index 5.50% 30 year Fannie Mae pools	(703)
	64,238	—	1/12/39	(5.50%) 1 month USD-LIBOR	Synthetic MBX Index 5.50% 30 year Fannie Mae pools	(271)
	59,787	—	1/12/41	5.00% (1 month USD-LIBOR)	Synthetic MBX Index 5.00% 30 year Fannie Mae pools	171
	46,089	—	1/12/38	(6.50%) 1 month USD-LIBOR	Synthetic MBX Index 6.50% 30 year Fannie Mae pools	(197)
	128,132	—	1/12/39	(5.50%) 1 month USD-LIBOR	Synthetic MBX Index 5.50% 30 year Fannie Mae pools	(541)
	396,305	—	1/12/41	(5.00%) 1 month USD-LIBOR	Synthetic TRS Index 5.00% 30 year Fannie Mae pools	(1,719)
Citibank, N.A.
	693,107	—	1/12/41	5.00% (1 month USD-LIBOR)	Synthetic MBX Index 5.00% 30 year Fannie Mae pools	1,983
baskets	640	—	12/19/14	(3 month USD-LIBOR-BBA plus 0.15%)	A basket (CGPUTQL2) of common stocks	219,855
units	13,588	—	12/19/14	3 month USD-LIBOR-BBA minus 0.10%	Russell 1000 Total Return Index	1,600,425

Dynamic Asset Allocation Growth Fund     87

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 9/30/14 cont.
Swap counterparty/ Notional amount	Upfront premium received (paid)	Termination date	Payments received (paid) by fund per annum	Total return received by or paid by fund	Unrealized appreciation/ (depreciation)
Credit Suisse International
$2,624,573	$—	1/12/41	4.50% (1 month USD-LIBOR)	Synthetic MBX Index 4.50% 30 year Ginnie Mae II pools	$9,692
Goldman Sachs International
147,540	—	1/12/39	6.00% (1 month USD-LIBOR)	Synthetic TRS Index 6.00% 30 year Fannie Mae pools	27
24,235	—	1/12/38	6.50% (1 month USD-LIBOR)	Synthetic TRS Index 6.50% 30 year Fannie Mae pools	22
196,016	—	1/12/42	4.00% (1 month USD-LIBOR)	Synthetic TRS Index 4.00% 30 year Fannie Mae pools	(448)
196,016	—	1/12/42	4.00% (1 month USD-LIBOR)	Synthetic TRS Index 4.00% 30 year Fannie Mae pools	(448)
1,993,656	—	1/12/41	4.00% (1 month USD-LIBOR)	Synthetic TRS Index 4.00% 30 year Fannie Mae pools	(5,175)
984,305	—	1/12/40	4.00% (1 month USD-LIBOR)	Synthetic TRS Index 4.00% 30 year Fannie Mae pools	(1,631)
35,970	—	1/12/38	(6.50%) 1 month USD-LIBOR	Synthetic MBX Index 6.50% 30 year Fannie Mae pools	(154)
43,198	—	1/12/38	(6.50%) 1 month USD-LIBOR	Synthetic MBX Index 6.50% 30 year Fannie Mae pools	(185)
815,397	—	1/12/38	(6.50%) 1 month USD-LIBOR	Synthetic MBX Index 6.50% 30 year Fannie Mae pools	(3,485)
Total	$—				$1,815,870

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING at 9/30/14
Swap counterparty/ Referenced debt*	Rating***	Upfront premium received (paid)**	Notional amount	Termi- nation date	Payments received (paid) by fund per annum	Unrealized appreciation/ (depreciation)
Bank of America N.A.
CMBX NA BBB– Index	BBB–/P	$1,367	$20,000	5/11/63	300 bp	$1,301
CMBX NA BBB– Index	BBB–/P	2,591	43,000	5/11/63	300 bp	2,449
CMBX NA BBB– Index	BBB–/P	5,309	86,000	5/11/63	300 bp	5,025
CMBX NA BBB– Index	BBB–/P	5,073	89,000	5/11/63	300 bp	4,779

88     Dynamic Asset Allocation Growth Fund

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING at 9/30/14 cont.
Swap counterparty/ Referenced debt*	Rating***	Upfront premium received (paid)**	Notional amount	Termi- nation date	Payments received (paid) by fund per annum	Unrealized appreciation/ (depreciation)
Barclays Bank PLC
CMBX NA BBB– Index	BBB–/P	$8,980	$81,000	5/11/63	300 bp	$8,712
Credit Suisse International
CMBX NA BBB– Index	BBB–/P	132	17,000	5/11/63	300 bp	76
CMBX NA BBB– Index	BBB–/P	4,776	60,000	5/11/63	300 bp	4,578
CMBX NA BBB– Index	BBB–/P	813	70,000	5/11/63	300 bp	582
CMBX NA BBB– Index	BBB–/P	8,474	75,000	5/11/63	300 bp	8,227
CMBX NA BBB– Index	BBB–/P	5,962	77,000	5/11/63	300 bp	5,708
CMBX NA BBB– Index	BBB–/P	5,065	77,000	5/11/63	300 bp	4,811
CMBX NA BBB– Index	BBB–/P	6,224	78,000	5/11/63	300 bp	5,966
CMBX NA BBB– Index	BBB–/P	2,373	78,000	5/11/63	300 bp	2,116
CMBX NA BBB– Index	BBB–/P	1,198	78,000	5/11/63	300 bp	941
CMBX NA BBB– Index	BBB–/P	1,374	78,000	5/11/63	300 bp	1,117
CMBX NA BBB– Index	BBB–/P	6,338	87,000	5/11/63	300 bp	6,050
CMBX NA BBB– Index	BBB–/P	9,656	126,000	5/11/63	300 bp	9,241
CMBX NA BBB– Index	BBB–/P	6,320	154,000	5/11/63	300 bp	5,811
CMBX NA BB Index	—	(559)	107,000	5/11/63	(500 bp)	(477)
CMBX NA BB Index	—	2,667	101,000	5/11/63	(500 bp)	2,745
CMBX NA BB Index	—	1,500	97,000	5/11/63	(500 bp)	1,575
CMBX NA BB Index	—	910	88,000	5/11/63	(500 bp)	977
CMBX NA BB Index	—	(1,380)	79,000	5/11/63	(500 bp)	(1,319)
CMBX NA BB Index	—	960	48,000	5/11/63	(500 bp)	997
CMBX NA BB Index	—	(328)	36,000	5/11/63	(500 bp)	(301)
CMBX NA BB Index	—	(269)	35,000	5/11/63	(500 bp)	(242)
CMBX NA BB Index	—	(335)	35,000	5/11/63	(500 bp)	(308)
CMBX NA BB Index	—	(1,513)	78,000	5/11/63	(500 bp)	(1,453)
CMBX NA BBB– Index	BBB–/P	(112)	33,000	5/11/63	300 bp	(221)
CMBX NA BBB– Index	BBB–/P	(271)	45,000	5/11/63	300 bp	(420)
CMBX NA BBB– Index	BBB–/P	449	74,000	5/11/63	300 bp	205

Dynamic Asset Allocation Growth Fund     89

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING at 9/30/14 cont.
Swap counterparty/ Referenced debt*	Rating***	Upfront premium received (paid)**	Notional amount	Termi- nation date	Payments received (paid) by fund per annum	Unrealized appreciation/ (depreciation)
Credit Suisse International cont.
CMBX NA BBB– Index	BBB–/P	$7,753	$80,000	5/11/63	300 bp	$7,489
CMBX NA BBB– Index	BBB–/P	4,020	84,000	5/11/63	300 bp	3,743
CMBX NA BBB– Index	BBB–/P	(902)	90,000	5/11/63	300 bp	(1,199)
CMBX NA BBB– Index	BBB–/P	(300)	90,000	5/11/63	300 bp	(597)
CMBX NA BBB– Index	BBB–/P	(301)	90,000	5/11/63	300 bp	(598)
CMBX NA BBB– Index	BBB–/P	(852)	91,000	5/11/63	300 bp	(1,152)
CMBX NA BBB– Index	BBB–/P	248	92,000	5/11/63	300 bp	(55)
CMBX NA BBB– Index	BBB–/P	(1,788)	99,000	5/11/63	300 bp	(2,115)
CMBX NA BBB– Index	BBB–/P	69	99,000	5/11/63	300 bp	(258)
CMBX NA BBB– Index	BBB–/P	343	99,000	5/11/63	300 bp	16
CMBX NA BBB– Index	BBB–/P	2,427	102,000	5/11/63	300 bp	2,090
CMBX NA BBB– Index	BBB–/P	505	109,000	5/11/63	300 bp	109
CMBX NA BBB– Index	BBB–/P	13,000	122,000	5/11/63	300 bp	12,597
CMBX NA BBB– Index	BBB–/P	(1,356)	135,000	5/11/63	300 bp	(1,802)
CMBX NA BBB– Index	BBB–/P	150	226,000	5/11/63	300 bp	(595)
CMBX NA BBB– Index	—	(4,972)	88,000	1/17/47	(300 bp)	(2,596)
CMBX NA BBB– Index	—	(4,083)	87,000	1/17/47	(300 bp)	(1,734)
Goldman Sachs International
CMBX NA BB Index	—	(1,177)	111,000	5/11/63	(500 bp)	(1,092)
CMBX NA BB Index	—	1,085	48,000	5/11/63	(500 bp)	1,122
CMBX NA BB Index	—	(336)	35,000	5/11/63	(500 bp)	(309)
CMBX NA BBB– Index	BBB–/P	971	85,000	5/11/63	300 bp	690
CMBX NA BBB– Index	BBB–/P	(842)	90,000	5/11/63	300 bp	(1,139)
CMBX NA BBB– Index	BBB–/P	(903)	90,000	5/11/63	300 bp	(1,200)
CMBX NA BBB– Index	BBB–/P	(903)	90,000	5/11/63	300 bp	(1,200)

90     Dynamic Asset Allocation Growth Fund

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING at 9/30/14 cont.
Swap counterparty/ Referenced debt*	Rating***	Upfront premium received (paid)**	Notional amount	Termi- nation date	Payments received (paid) by fund per annum	Unrealized appreciation/ (depreciation)
Goldman Sachs International cont.
CMBX NA BBB– Index	BBB–/P	$(241)	$90,000	5/11/63	300 bp	$(538)
CMBX NA BBB– Index	BBB–/P	(361)	90,000	5/11/63	300 bp	(658)
CMBX NA BBB– Index	BBB–/P	(1,648)	99,000	5/11/63	300 bp	(1,974)
Total		$93,350	$86,293
*Payments related to the referenced debt are made upon a credit default event.
**Upfront premium is based on the difference between the original spread on issue and the market spread on day of execution.

***Ratings are presented for credit default contracts in which the fund has sold protection on the underlying referenced debt. Ratings for an underlying index represent the average of the ratings of all the securities included in that index. The Moody’s, Standard & Poor’s or Fitch ratings are believed to be the most recent ratings available at September 30, 2014. Securities rated by Putnam are indicated by “/P.”

CENTRALLY CLEARED CREDIT DEFAULT CONTRACTS OUTSTANDING at 9/30/14
Referenced debt*	Rating***	Upfront premium received (paid)**	Notional amount	Termi- nation date	Payments received (paid) by fund per annum	Unrealized appreciation/ (depreciation)
NA HY Series 22 Index	—	$811,408	$12,133,440	6/20/19	(500 bp)	$71,475
NA IG Series 22 Index	BBB+/P	(70,853)	4,940,000	6/20/19	100 bp	9,649
NA IG Series 22 Index	BBB+/P	(62,464)	3,000,000	6/20/19	100 bp	(13,576)
NA IG Series 22 Index	BBB+/P	(5,450)	380,000	6/20/19	100 bp	742
NA IG Series 22 Index	BBB+/P	(251,697)	13,600,000	6/20/19	100 bp	(30,071)
NA IG Series 22 Index	BBB+/P	(48,123)	3,400,000	6/20/19	100 bp	7,284
NA HY Series 22 Index	—	825,034	12,227,490	6/20/19	(500 bp)	79,365
NA HY Series 22 Index	—	1,258,466	18,931,770	6/20/19	(500 bp)	103,949
NA IG Series 22 Index	BBB+/P	(22,295)	1,350,000	6/20/19	100 bp	(295)
Total		$2,434,026	$228,522
*Payments related to the referenced debt are made upon a credit default event.
**Upfront premium is based on the difference between the original spread on issue and the market spread on day of execution.

***Ratings are presented for credit default contracts in which the fund has sold protection on the underlying referenced debt. Ratings for an underlying index represent the average of the ratings of all the securities included in that index. The Moody’s, Standard & Poor’s or Fitch ratings are believed to be the most recent ratings available at September 30, 2014. Securities rated by Putnam are indicated by “/P.”

Dynamic Asset Allocation Growth Fund     91

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1: Valuations based on quoted prices for identical securities in active markets.
Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.
Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.
The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

	Valuation inputs
Investments in securities:	Level 1	Level 2	Level 3
Common stocks*:
Basic materials	$39,514,622	$23,333,966	$107,649
Capital goods	69,043,533	18,324,110	—
Communication services	33,664,201	13,928,103	—
Conglomerates	11,139,456	4,355,527	—
Consumer cyclicals	100,286,423	40,276,657	—
Consumer staples	65,481,811	25,883,545	123,222
Energy	69,387,016	17,395,867	998
Financials	176,411,173	72,783,690	184,971
Health care	128,433,414	26,913,866	—
Technology	154,412,551	25,566,088	—
Transportation	16,789,738	3,890,096	—
Utilities and power	30,650,550	14,334,616	—
Total common stocks	895,214,488	286,986,131	416,840
Asset-backed securities	—	26,649,000	—
Convertible bonds and notes	—	234,213	—
Convertible preferred stocks	—	341,266	—
Corporate bonds and notes	—	216,502,628	5
Foreign government and agency bonds and notes	—	10,878,533	—
Investment companies	1,691,753	—	—
Mortgage-backed securities	—	53,082,818	—
Municipal bonds and notes	—	50,461	—
Preferred stocks	589,723	639,658	—
Purchased options outstanding	—	1,011,701	—
Senior loans	—	2,951,053	—
U.S. government and agency mortgage obligations	—	88,617,658	—
U.S. treasury obligations	—	1,113,349	—
Warrants	—	1,993,306	—
Short-term investments	324,606,265	53,741,613	—
Totals by level	$1,222,102,229	$744,793,388	$416,845

92     Dynamic Asset Allocation Growth Fund

	Valuation inputs
Other financial instruments:	Level 1	Level 2	Level 3
Forward currency contracts	$—	$7,227,214	$—
Futures contracts	(7,121,326)	—	—
Written options outstanding	—	(578,821)	—
Written swap options outstanding	—	(508,373)	—
Interest rate swap contracts	—	(616,584)	—
Total return swap contracts	—	1,815,870	—
Credit default contracts	—	(2,212,561)	—
Totals by level	$(7,121,326)	$5,126,745	$—
*Common stock classifications are presented at the sector level, which may differ from the fund’s portfolio presentation.

At the start and close of the reporting period, Level 3 investments in securities represented less than 1% of the fund’s net assets and were not considered a significant portion of the fund’s portfolio.

During the reporting period, transfers within the fair value hierarchy, if any, (other than certain transfers involving non-U.S. equity securities or described in Note 1) did not represent, in the aggregate, more than 1% of the fund’s net assets measured as of the end of the period.

The accompanying notes are an integral part of these financial statements.

Dynamic Asset Allocation Growth Fund     93

Statement of assets and liabilities 9/30/14
ASSETS
Investment in securities, at value, including $8,825,612 of securities on loan (Note 1):
Unaffiliated issuers (identified cost $1,453,160,430)	$1,634,875,858
Affiliated issuers (identified cost $332,436,604) (Notes 1 and 5)	332,436,604
Cash	61,011
Foreign currency (cost $606,093) (Note 1)	603,980
Dividends, interest and other receivables	6,223,342
Receivable for shares of the fund sold	5,783,092
Receivable for investments sold	10,067,525
Receivable for sales of delayed delivery securities (Note 1)	94
Receivable for variation margin (Note 1)	385,314
Unrealized appreciation on forward currency contracts (Note 1)	10,754,021
Unrealized appreciation on OTC swap contracts (Note 1)	1,953,252
Premium paid on OTC swap contracts (Note 1)	25,732
Prepaid assets	34,360
Total assets	2,003,204,185
LIABILITIES
Payable for investments purchased	4,942,513
Payable for purchases of delayed delivery securities (Note 1)	94,811,558
Payable for shares of the fund repurchased	8,751,270
Payable for compensation of Manager (Note 2)	919,893
Payable for custodian fees (Note 2)	53,399
Payable for investor servicing fees (Note 2)	401,683
Payable for Trustee compensation and expenses (Note 2)	407,513
Payable for administrative services (Note 2)	2,582
Payable for distribution fees (Note 2)	1,142,397
Payable for variation margin (Note 1)	1,795,047
Unrealized depreciation on OTC swap contracts (Note 1)	51,089
Premium received on OTC swap contracts (Note 1)	119,082
Unrealized depreciation on forward currency contracts (Note 1)	3,526,807
Written options outstanding, at value (premiums $956,541) (Notes 1 and 3)	1,087,194
Collateral on securities loaned, at value (Note 1)	9,180,339
Collateral on certain derivative contracts, at value (Note 1)	2,665,329
Other accrued expenses	361,218
Total liabilities	130,218,913
Net assets	$1,872,985,272
(Continued on next page)

The accompanying notes are an integral part of these financial statements.

94     Dynamic Asset Allocation Growth Fund

	Statement of assets and liabilities (Continued)
	REPRESENTED BY
	Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$1,482,363,312
	Undistributed net investment income (Note 1)	10,871,089
	Accumulated net realized gain on investments and foreign currency transactions (Note 1)	196,067,285
	Net unrealized appreciation of investments and assets and liabilities in foreign currencies	183,683,586
	Total — Representing net assets applicable to capital shares outstanding	$1,872,985,272
	COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE
	Net asset value and redemption price per class A share ($1,362,485,215 divided by 77,484,082 shares)	$17.58
	Offering price per class A share (100/94.25 of $17.58)*	$18.65
	Net asset value and offering price per class B share ($107,876,571 divided by 6,264,895 shares)**	$17.22
	Net asset value and offering price per class C share ($168,304,046 divided by 10,008,332 shares)**	$16.82
	Net asset value and redemption price per class M share ($30,005,309 divided by 1,741,288 shares)	$17.23
	Offering price per class M share (100/96.50 of $17.23)*	$17.85
	Net asset value, offering price and redemption price per class R share ($19,617,327 divided by 1,135,319 shares)	$17.28
	Net asset value, offering price and redemption price per class R5 share ($6,434,491 divided by 362,652 shares)	$17.74
	Net asset value, offering price and redemption price per class R6 share ($31,437,513 divided by 1,768,234 shares)	$17.78
	Net asset value, offering price and redemption price per class Y share ($146,824,800 divided by 8,274,584 shares)	$17.74
*	On single retail sales of less than $50,000. On sales of $50,000 or more the offering price is reduced.
**	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

The accompanying notes are an integral part of these financial statements.

Dynamic Asset Allocation Growth Fund     95

Statement of operations Year ended 9/30/14
INVESTMENT INCOME
Dividends (net of foreign tax of $745,510)	$24,885,729
Interest (including interest income of $237,737 from investments in affiliated issuers) (Note 5)	16,135,149
Securities lending (Note 1)	59,699
Total investment income	41,080,577
EXPENSES
Compensation of Manager (Note 2)	10,744,953
Investor servicing fees (Note 2)	2,623,268
Custodian fees (Note 2)	253,531
Trustee compensation and expenses (Note 2)	114,941
Distribution fees (Note 2)	6,379,592
Administrative services (Note 2)	44,918
Other	881,206
Total expenses	21,042,409
Expense reduction (Note 2)	(80,380)
Net expenses	20,962,029
Net investment income	20,118,548

Net realized gain on investments (Notes 1 and 3)	175,208,432
Net realized gain on swap contracts (Note 1)	4,393,102
Net realized gain on futures contracts (Note 1)	55,506,746
Net realized loss on foreign currency transactions (Note 1)	(1,582,696)
Net realized gain on written options (Notes 1 and 3)	287,477
Net unrealized appreciation of assets and liabilities in foreign currencies during the year	11,010,825
Net unrealized depreciation of investments, futures contracts, swap contracts, written options, and TBA sale commitments during the year	(29,650,501)
Net gain on investments	215,173,385
Net increase in net assets resulting from operations	$235,291,933

The accompanying notes are an integral part of these financial statements.

96     Dynamic Asset Allocation Growth Fund

Statement of changes in net assets
INCREASE IN NET ASSETS	Year ended 9/30/14	Year ended 9/30/13
Operations:
Net investment income	$20,118,548	$20,793,797
Net realized gain on investments and foreign currency transactions	233,813,061	160,351,696
Net unrealized appreciation (depreciation) of investments and assets and liabilities in foreign currencies	(18,639,676)	73,810,446
Net increase in net assets resulting from operations	235,291,933	254,955,939
Distributions to shareholders (Note 1):
From ordinary income
Net investment income
Class A	(17,944,948)	(12,967,800)
Class B	(796,761)	(455,577)
Class C	(1,222,615)	(607,711)
Class M	(277,819)	(166,083)
Class R	(195,116)	(147,157)
Class R5	(100,484)	(134)
Class R6	(451,660)	(139)
Class Y	(2,123,577)	(2,452,867)
Decrease from capital share transactions (Note 4)	(10,834,254)	(143,626,162)
Total increase in net assets	201,344,699	94,532,309
NET ASSETS
Beginning of year	1,671,640,573	1,577,108,264
End of year (including undistributed net investment income of $10,871,089 and $10,835,439, respectively)	$1,872,985,272	$1,671,640,573

The accompanying notes are an integral part of these financial statements.

Dynamic Asset Allocation Growth Fund     97

Financial highlights (For a common share outstanding throughout the period)

INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:						RATIOS AND SUPPLEMENTAL DATA:
Period ended	Net asset value, beginning of period	Net investment income (loss)[a]	Net realized and unrealized gain (loss) on investments	Total from investment operations	From net investment income	Total distributions	Redemption fees	Non-recurring reimbursements	Net asset value, end of period	Total return at net asset value (%)[b]	Net assets, end of period (in thousands)	Ratio of expenses to average net assets (%)[c]	Ratio of net investment income (loss) to average net assets (%)	Portfolio turnover (%)
Class A
September 30, 2014	$15.60	.21	2.00	2.21	(.23)	(.23)	—	—	$17.58	14.29	$1,362,485	1.06	1.21	188[d]
September 30, 2013	13.47	.20	2.09	2.29	(.16)	(.16)	—	—	15.60	17.17	1,215,701	1.09	1.38	111[e]
September 30, 2012	10.79	.19	2.53	2.72	(.04)	(.04)	—	—	13.47	25.24	1,111,789	1.13	1.51	120[e]
September 30, 2011	11.72	.19	(.67)	(.48)	(.45)	(.45)	—	—[f,g]	10.79	(4.52)	1,004,060	1.14	1.53	98[e]
September 30, 2010	11.03	.20	.98	1.18	(.49)	(.49)	—[f]	—[f,h]	11.72	10.98	1,160,684	1.20	1.79	116[e]
Class B
September 30, 2014	$15.28	.08	1.97	2.05	(.11)	(.11)	—	—	$17.22	13.45	$107,877	1.81	.45	188[d]
September 30, 2013	13.19	.09	2.05	2.14	(.05)	(.05)	—	—	15.28	16.28	118,464	1.84	.63	111[e]
September 30, 2012	10.60	.09	2.50	2.59	—	—	—	—	13.19	24.43	126,620	1.88	.76	120[e]
September 30, 2011	11.52	.09	(.66)	(.57)	(.35)	(.35)	—	—[f,g]	10.60	(5.27)	130,730	1.89	.77	98[e]
September 30, 2010	10.85	.11	.97	1.08	(.41)	(.41)	—[f]	—[f,h]	11.52	10.18	175,341	1.95	1.03	116[e]
Class C
September 30, 2014	$14.94	.07	1.94	2.01	(.13)	(.13)	—	—	$16.82	13.49	$168,304	1.81	.46	188[d]
September 30, 2013	12.91	.09	2.00	2.09	(.06)	(.06)	—	—	14.94	16.28	144,081	1.84	.62	111[e]
September 30, 2012	10.38	.09	2.44	2.53	—	—	—	—	12.91	24.37	127,912	1.88	.77	120[e]
September 30, 2011	11.29	.09	(.64)	(.55)	(.36)	(.36)	—	—[f,g]	10.38	(5.22)	115,474	1.89	.78	98[e]
September 30, 2010	10.66	.11	.93	1.04	(.41)	(.41)	—[f]	—[f,h]	11.29	10.05	134,498	1.95	1.04	116[e]
Class M
September 30, 2014	$15.30	.12	1.97	2.09	(.16)	(.16)	—	—	$17.23	13.71	$30,005	1.56	.71	188[d]
September 30, 2013	13.21	.12	2.06	2.18	(.09)	(.09)	—	—	15.30	16.59	27,200	1.59	.88	111[e]
September 30, 2012	10.59	.12	2.50	2.62	—	—	—	—	13.21	24.74	25,303	1.63	1.01	120[e]
September 30, 2011	11.52	.13	(.67)	(.54)	(.39)	(.39)	—	—[f,g]	10.59	(5.07)	23,402	1.64	1.03	98[e]
September 30, 2010	10.86	.14	.96	1.10	(.44)	(.44)	—[f]	—[f,h]	11.52	10.41	29,272	1.70	1.28	116[e]
Class R
September 30, 2014	$15.33	.16	1.98	2.14	(.19)	(.19)	—	—	$17.28	14.06	$19,617	1.31	.96	188[d]
September 30, 2013	13.24	.16	2.06	2.22	(.13)	(.13)	—	—	15.33	16.89	16,026	1.34	1.13	111[e]
September 30, 2012	10.60	.15	2.50	2.65	(.01)	(.01)	—	—	13.24	25.00	15,265	1.38	1.26	120[e]
September 30, 2011	11.53	.16	(.66)	(.50)	(.43)	(.43)	—	—[f,g]	10.60	(4.79)	13,215	1.39	1.29	98[e]
September 30, 2010	10.88	.17	.95	1.12	(.47)	(.47)	—[f]	—[f,h]	11.53	10.60	13,669	1.45	1.54	116[e]
Class R5
September 30, 2014	$15.76	.26	2.02	2.28	(.30)	(.30)	—	—	$17.74	14.59	$6,434.81		1.51	188[d]
September 30, 2013	13.58	.23	2.12	2.35	(.17)	(.17)	—	—	15.76	17.50	64.82		1.52	111[e]
September 30, 2012†	12.78	.06	.74	.80	—	—	—	—	13.58	6.26*	11	.21*	.43*	120[e]
Class R6
September 30, 2014	$15.77	.27	2.03	2.30	(.29)	(.29)	—	—	$17.78	14.74	$31,438.71		1.56	188[d]
September 30, 2013	13.58	.25	2.12	2.37	(.18)	(.18)	—	—	15.77	17.62	24,534.72		1.62	111[e]
September 30, 2012†	12.78	.06	.74	.80	—	—	—	—	13.58	6.26*	11	.18*	.45*	120[e]
Class Y
September 30, 2014	$15.73	.25	2.02	2.27	(.26)	(.26)	—	—	$17.74	14.59	$146,825.81		1.46	188[d]
September 30, 2013	13.58	.24	2.10	2.34	(.19)	(.19)	—	—	15.73	17.47	125,570.84		1.65	111[e]
September 30, 2012	10.88	.22	2.55	2.77	(.07)	(.07)	—	—	13.58	25.58	170,199.88		1.76	120[e]
September 30, 2011	11.82	.22	(.68)	(.46)	(.48)	(.48)	—	—[f,g]	10.88	(4.33)	147,682.89		1.79	98[e]
September 30, 2010	11.12	.23	.98	1.21	(.51)	(.51)	—[f]	—[f,h]	11.82	11.24	164,457.95		2.02	116[e]

See notes to financial highlights at the end of this section.

The accompanying notes are an integral part of these financial statements.

98	Dynamic Asset Allocation Growth Fund	Dynamic Asset Allocation Growth Fund	99

Financial highlights (Continued)

* Not annualized.

† For the period July 3, 2012 (commencement of operations) to September 30, 2012.

a Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

b Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

c Includes amounts paid through expense offset and brokerage/service arrangements, if any (Note 2). Also excludes acquired fund fees, if any.

d Portfolio turnover includes TBA purchase and sale commitments.

e Portfolio turnover excludes TBA purchase and sale commitments. Including TBA purchase and sale commitments to conform with current year presentation, the portfolio turnover would have been the following:

Portfolio turnover %
September 30, 2013	208%
September 30, 2012	253%
September 30, 2011	241%
September 30, 2010	234%

f Amount represents less than $0.01 per share.

g Reflects a non-recurring reimbursement related to restitution amounts in connection with a distribution plan approved by the Securities and Exchange Commission (the SEC) which amounted to less than $0.01 per share outstanding on July 21, 2011. Also reflects a non-recurring reimbursement related to short-term trading related lawsuits, which amounted to less than $0.01 per share outstanding on May 11, 2011.

h Reflects a non-recurring reimbursement pursuant to a settlement between the SEC and Prudential Securities, Inc., which amounted to less than $0.01 per share outstanding as of March 30, 2010.

The accompanying notes are an integral part of these financial statements.

100     Dynamic Asset Allocation Growth Fund

Notes to financial statements 9/30/14

Within the following Notes to financial statements, references to “State Street” represent State Street Bank and Trust Company, references to “the SEC” represent the Securities and Exchange Commission, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “OTC”, if any, represent over-the-counter. Unless otherwise noted, the “reporting period” represents the period from October 1, 2013 through September 30, 2014.

Putnam Dynamic Asset Allocation Growth Fund (the fund) is a diversified series of Putnam Asset Allocation Funds (the Trust), a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. Using qualitative analysis and quantitative techniques, Putnam Management adjusts portfolio allocations from time to time within a certain range to try to optimize the fund’s performance consistent with its goal. The goal of the fund is to seek capital appreciation. The fund invests mainly in equity securities (growth or value stocks or both) of U.S. and foreign companies of any size. Putnam Management may consider, among other factors, a company’s valuation, financial strength, growth potential, competitive position in its industry, projected future earnings, cash flows and dividends when deciding whether to buy or sell equity investments. The fund also invests, to a lesser extent, in fixed-income investments, including U.S. and foreign government obligations, corporate obligations and securitized debt instruments (such as mortgage-backed investments). Putnam Management may consider, among other factors, credit, interest rate and prepayment risks, as well as general market conditions, when deciding whether to buy or sell fixed-income investments. Putnam Management may also select other investments that do not fall within these asset classes.

The fund offers class A, class B, class C, class M, class R, class R5, class R6 and class Y shares. Class A and class M shares are sold with a maximum front-end sales charge of 5.75% and 3.50%, respectively, and generally do not pay a contingent deferred sales charge. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge and are subject to a contingent deferred sales charge if those shares are redeemed within six years of purchase. Class C shares have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class R shares, which are not available to all investors, are sold at net asset value. The expenses for class A, class B, class C, class M and class R shares may differ based on the distribution fee of each class, which is identified in Note 2. Class R5, class R6 and class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C, class M and class R shares, but do not bear a distribution fee and in the case of class R5 and class R6 shares, bear a lower investor servicing fee, which is identified in Note 2. Class R5, class R6 and class Y shares are not available to all investors.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

Note 1: Significant accounting policies

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

Security valuation Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets, and are classified as Level 1 securities under Accounting Standards Codification 820 Fair Value Measurements and Disclosures (ASC 820). If no sales are reported, as in the case of some securities that are traded OTC, a security is valued at its last reported bid price and is generally categorized as a Level 2 security.

Dynamic Asset Allocation Growth Fund     101

Investments in open-end investment companies (excluding exchange traded funds), if any, which can be classified as Level 1 or Level 2 securities, are valued based on their net asset value. The net asset value of such investment companies equals the total value of their assets less their liabilities and divided by the number of their outstanding shares.

Market quotations are not considered to be readily available for certain debt obligations and other investments; such investments are valued on the basis of valuations furnished by an independent pricing service approved by the Trustees or dealers selected by Putnam Management. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities (which consider such factors as security prices, yields, maturities and ratings). These securities will generally be categorized as Level 2. Short-term securities with remaining maturities of 60 days or less may be valued at amortized cost, which approximates fair value and are classified as Level 2 securities.

Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value foreign equity securities taking into account multiple factors including movements in the U.S. securities markets, currency valuations and comparisons to the valuation of American Depository Receipts, exchange-traded funds and futures contracts. These securities, which would generally be classified as Level 1 securities, will be transferred to Level 2 of the fair value hierarchy when they are valued at fair value. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. At the close of the reporting period, fair value pricing was used for certain foreign securities in the portfolio. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate.

To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management in accordance with policies and procedures approved by the Trustees. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures and recovery rates. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

Such valuations and procedures are reviewed periodically by the Trustees. Certain securities may be valued on the basis of a price provided by a single source. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income, net of any applicable withholding taxes, is recorded on the accrual basis. Dividend income, net of any applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities, if any, are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair value of the securities received. Dividends representing a return of capital or capital gains, if any, are reflected as a reduction of cost and/or as a realized gain.

All premiums/discounts are amortized/accreted on a yield-to-maturity basis.

The fund earned certain fees in connection with its senior loan purchasing activities. These fees are treated as market discount and are amortized into income in the Statement of operations.

Securities purchased or sold on a forward commitment or delayed delivery basis may be settled at a future date beyond customary settlement time; interest income is accrued based on the terms of the securities. Losses may arise due to changes in the fair value of the underlying securities or if the counterparty does not perform under the contract.

Stripped securities The fund may invest in stripped securities which represent a participation in securities that may be structured in classes with rights to receive different portions of the interest and principal. Interest-only securities receive all of the interest and principal-only securities receive all of the principal. If the interest-only securities

102     Dynamic Asset Allocation Growth Fund

experience greater than anticipated prepayments of principal, the fund may fail to recoup fully its initial investment in these securities. Conversely, principal-only securities increase in value if prepayments are greater than anticipated and decline if prepayments are slower than anticipated. The fair value of these securities is highly sensitive to changes in interest rates.

Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The fair value of foreign securities, currency holdings, and other assets and liabilities is recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on closed forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate.

Options contracts The fund uses options contracts to hedge duration and convexity, to isolate prepayment risk, to gain exposure to interest rates, to hedge against changes in values of securities it owns, owned or expects to own, to hedge prepayment risk, to generate additional income for the portfolio, to enhance returns on securities owned, to enhance the return on a security owned, to gain exposure to securities, and to manage downside risks.

The potential risk to the fund is that the change in value of options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction to the cost of investments.

Exchange traded options are valued at the last sale price or, if no sales are reported, the last bid price for purchased options and the last ask price for written options. OTC traded options are valued using prices supplied by dealers.

Options on swaps are similar to options on securities except that the premium paid or received is to buy or grant the right to enter into a previously agreed upon interest rate or credit default contract. Forward premium swap option contracts include premiums that have extended settlement dates. The delayed settlement of the premiums is factored into the daily valuation of the option contracts. In the case of interest rate cap and floor contracts, in return for a premium, ongoing payments between two parties are based on interest rates exceeding a specified rate, in the case of a cap contract, or falling below a specified rate in the case of a floor contract.

Written option contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Futures contracts The fund uses futures contracts to manage exposure to market risk, to hedge prepayment risk, to hedge interest rate risk, to gain exposure to interest rates and to equitize cash.

The potential risk to the fund is that the change in value of futures contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. With futures, there is minimal counterparty credit risk to the fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default. Risks may exceed amounts recognized on the Statement of assets and liabilities. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund and the broker agree to exchange an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as “variation margin.”

Futures contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Dynamic Asset Allocation Growth Fund     103

Forward currency contracts The fund buys and sells forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts are used to hedge foreign exchange risk and to gain exposure on currency.

The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The fair value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily and the change in fair value is recorded as an unrealized gain or loss. The fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed when the contract matures or by delivery of the currency. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position. Risks may exceed amounts recognized on the Statement of assets and liabilities.

Forward currency contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Interest rate swap contracts The fund entered into OTC and/or centrally cleared interest rate swap contracts, which are arrangements between two parties to exchange cash flows based on a notional principal amount, to hedge interest rate risk, to gain exposure on interest rates, and to hedge prepayment risk.

An OTC and centrally cleared interest rate swap can be purchased or sold with an upfront premium. For OTC interest rate swap contracts, an upfront payment received by the fund is recorded as a liability on the fund’s books. An upfront payment made by the fund is recorded as an asset on the fund’s books. OTC and centrally cleared interest rate swap contracts are marked to market daily based upon quotations from an independent pricing service or market makers. Any change is recorded as an unrealized gain or loss on OTC interest rate swaps. Daily fluctuations in the value of centrally cleared interest rate swaps are settled through a central clearing agent and are recorded in variation margin on the Statement of assets and liabilities and recorded as unrealized gain or loss. Payments, including upfront premiums, received or made are recorded as realized gains or losses at the reset date or the closing of the contract. Certain OTC and centrally cleared interest rate swap contracts may include extended effective dates. Payments related to these swap contracts are accrued based on the terms of the contract.

The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or if the counterparty defaults, in the case of OTC interest rate contracts, or the central clearing agency or a clearing member defaults, in the case of centrally cleared interest rate swap contracts, on its respective obligation to perform under the contract. The fund’s maximum risk of loss from counterparty risk or central clearing risk is the fair value of the contract. This risk may be mitigated for OTC interest rate swap contracts by having a master netting arrangement between the fund and the counterparty and for centrally cleared interest rate swap contracts through the daily exchange of variation margin. There is minimal counterparty risk with respect to centrally cleared interest rate swap contracts due to the clearinghouse guarantee fund and other resources that are available in the event of a clearing member default. Risk of loss may exceed amounts recognized on the Statement of assets and liabilities.

OTC and centrally cleared interest rate swap contracts outstanding, including their respective notional amounts at period end, if any, are listed after the fund’s portfolio.

Total return swap contracts The fund entered into OTC total return swap contracts, which are arrangements to exchange a market linked return for a periodic payment, both based on a notional principal amount, to hedge sector exposure, to manage exposure to specific sectors or industries, to manage exposure to specific securities, to gain exposure to a basket of securities, to gain exposure to specific markets or countries, and to gain exposure to specific sectors or industries.

To the extent that the total return of the security, index or other financial measure underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the fund will receive a payment from or make a payment to the counterparty. OTC total return swap contracts are marked to market daily based upon quotations from an independent pricing service or market makers and the change, if any, is recorded as an unrealized gain or loss. Payments received or made are recorded as realized gains or losses. Certain OTC total return swap contracts may include extended effective dates. Payments related to these swap contracts are accrued based on the terms of the contract. The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or in the price of the underlying security or index, the possibility that there is no liquid market for these agreements or that the counterparty may default on its obligation to perform. The fund’s maximum risk of loss from counterparty risk is the fair value of the contract. This risk may be mitigated by having a master netting arrangement between the fund and the counterparty. Risk of loss may exceed amounts recognized on the Statement of assets and liabilities.

OTC total return swap contracts outstanding, including their respective notional amounts at period end, if any, are listed after the fund’s portfolio.

104     Dynamic Asset Allocation Growth Fund

Credit default contracts The fund entered into OTC and/or centrally cleared credit default contracts to hedge credit risk, to hedge market risk and to gain exposure on individual names and/or baskets of securities.

In OTC and centrally cleared credit default contracts, the protection buyer typically makes a periodic stream of payments to a counterparty, the protection seller, in exchange for the right to receive a contingent payment upon the occurrence of a credit event on the reference obligation or all other equally ranked obligations of the reference entity. Credit events are contract specific but may include bankruptcy, failure to pay, restructuring and obligation acceleration. For OTC credit default contracts, an upfront payment received by the fund is recorded as a liability on the fund’s books. An upfront payment made by the fund is recorded as an asset on the fund’s books. Centrally cleared credit default contracts provide the same rights to the protection buyer and seller except the payments between parties, including upfront premiums, are settled through a central clearing agent through variation margin payments. Upfront and periodic payments received or paid by the fund for OTC and centrally cleared credit default contracts are recorded as realized gains or losses at the reset date or close of the contract. The OTC and centrally cleared credit default contracts are marked to market daily based upon quotations from an independent pricing service or market makers. Any change in value of OTC credit default contracts is recorded as an unrealized gain or loss. Daily fluctuations in the value of centrally cleared credit default contracts are recorded in variation margin on the Statement of assets and liabilities and recorded as unrealized gain or loss. Upon the occurrence of a credit event, the difference between the par value and fair value of the reference obligation, net of any proportional amount of the upfront payment, is recorded as a realized gain or loss.

In addition to bearing the risk that the credit event will occur, the fund could be exposed to market risk due to unfavorable changes in interest rates or in the price of the underlying security or index or the possibility that the fund may be unable to close out its position at the same time or at the same price as if it had purchased the underlying reference obligations. In certain circumstances, the fund may enter into offsetting OTC and centrally cleared credit default contracts which would mitigate its risk of loss. Risks of loss may exceed amounts recognized on the Statement of assets and liabilities. The fund’s maximum risk of loss from counterparty risk, either as the protection seller or as the protection buyer, is the fair value of the contract. This risk may be mitigated for OTC credit default contracts by having a master netting arrangement between the fund and the counterparty and for centrally cleared credit default contracts through the daily exchange of variation margin. Counterparty risk is further mitigated with respect to centrally cleared credit default swap contracts due to the clearinghouse guarantee fund and other resources that are available in the event of a clearing member default. Where the fund is a seller of protection, the maximum potential amount of future payments the fund may be required to make is equal to the notional amount.

OTC and centrally cleared credit default contracts outstanding, including their respective notional amounts at period end, if any, are listed after the fund’s portfolio.

TBA commitments The fund may enter into TBA (to be announced) commitments to purchase securities for a fixed unit price at a future date beyond customary settlement time. Although the unit price and par amount have been established, the actual securities have not been specified. However, it is anticipated that the amount of the commitments will not significantly differ from the principal amount. The fund holds, and maintains until settlement date, cash or high-grade debt obligations in an amount sufficient to meet the purchase price, or the fund may enter into offsetting contracts for the forward sale of other securities it owns. Income on the securities will not be earned until settlement date.

The fund may also enter into TBA sale commitments to hedge its portfolio positions or to sell mortgage-backed securities it owns under delayed delivery arrangements. Proceeds of TBA sale commitments are not received until the contractual settlement date. During the time a TBA sale commitment is outstanding, equivalent deliverable securities, or an offsetting TBA purchase commitment deliverable on or before the sale commitment date, are held as “cover” for the transaction. If the TBA sale commitment is closed through the acquisition of an offsetting TBA purchase commitment, the fund realizes a gain or loss. If the fund delivers securities under the commitment, the fund realizes a gain or a loss from the sale of the securities based upon the unit price established at the date the commitment was entered into.

TBA commitments, which are accounted for as purchase and sale transactions, may be considered securities themselves, and involve a risk of loss due to changes in the value of the security prior to the settlement date as well as the risk that the counterparty to the transaction will not perform. Counterparty risk is mitigated by having a master agreement between the fund and the counterparty.

Unsettled TBA commitments are valued at their fair value according to the procedures described under “Security valuation” above. The contract is marked to market daily and the change in fair value is recorded by the fund as an unrealized gain or loss. Based on market circumstances, Putnam Management will determine whether to take delivery of the underlying securities or to dispose of the TBA commitments prior to settlement.

Dynamic Asset Allocation Growth Fund     105

TBA purchase commitments outstanding at period end, if any, are listed within the fund’s portfolio and TBA sale commitments outstanding at period end, if any, are listed after the fund’s portfolio.

Master agreements The fund is a party to ISDA (International Swaps and Derivatives Association, Inc.) Master Agreements that govern OTC derivative and foreign exchange contracts and Master Securities Forward Transaction Agreements that govern transactions involving mortgage backed and other asset backed securities that may result in delayed delivery (Master Agreements) with certain counterparties entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the fund is held in a segregated account by the fund’s custodian and with respect to those amounts which can be sold or repledged, are presented in the fund’s portfolio. Collateral posted to the fund which cannot be sold or repledged totaled $2,765,513 at the close of the reporting period.

Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty.

With respect to ISDA Master Agreements, termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term or short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.

At the close of the reporting period, the fund did not have a net liability position on open derivative contracts subject to the Master Agreements. There was no collateral posted by the fund at period end for these agreements.

Securities lending The fund may lend securities, through its agent, to qualified borrowers in order to earn additional income. The loans are collateralized by cash in an amount at least equal to the fair value of the securities loaned. The fair value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The risk of borrower default will be borne by the fund’s agent; the fund will bear the risk of loss with respect to the investment of the cash collateral. Income from securities lending is included in investment income on the Statement of operations. Cash collateral is invested in Putnam Cash Collateral Pool, LLC, a limited liability company managed by an affiliate of Putnam Management. Investments in Putnam Cash Collateral Pool, LLC are valued at its closing net asset value each business day. There are no management fees charged to Putnam Cash Collateral Pool, LLC. At the close of the reporting period, the fund received cash collateral of $9,180,339 and the value of securities loaned amounted to $8,860,565. Certain of these securities were sold prior to the close of the reporting period and are included in Receivable for investments sold on the Statement of assets and liabilities.

Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. This program allows the fund to borrow from or lend to other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

Lines of credit The fund participates, along with other Putnam funds, in a $392.5 million unsecured committed line of credit and a $235.5 million unsecured uncommitted line of credit, both provided by State Street. Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to the Federal Funds rate plus 1.25% for the committed line of credit and the Federal Funds rate plus 1.30% for the uncommitted line of credit. A closing fee equal to 0.04% of the committed line of credit and 0.04% of the uncommitted line of credit has been paid by the participating funds. In addition, a commitment fee of 0.11% per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code.

106     Dynamic Asset Allocation Growth Fund

The fund is subject to the provisions of Accounting Standards Codification 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

The fund may also be subject to taxes imposed by governments of countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or capital gains are earned. In some cases, the fund may be entitled to reclaim all or a portion of such taxes, and such reclaim amounts, if any, are reflected as an asset on the fund’s books. In many cases, however, the fund may not receive such amounts for an extended period of time, depending on the country of investment.

Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences include temporary and/or permanent differences from losses on wash sale transactions, from foreign currency gains and losses, from unrealized gains and losses on certain futures contracts, from income on swap contracts, and from interest-only securities. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. At the close of the reporting period, the fund reclassified $3,030,082 to increase undistributed net investment income, $91,950 to increase paid-in-capital and $3,122,032 to decrease accumulated net realized gain.

The tax basis components of distributable earnings and the federal tax cost as of the close of the reporting period were as follows:

Unrealized appreciation	$220,514,353
Unrealized depreciation	(41,676,425)
Net unrealized appreciation	178,837,928
Undistributed ordinary income	20,276,448
Undistributed long-term gain	139,122,461
Undistributed short-term gain	52,668,554
Cost for federal income tax purposes	$1,788,428,567

Expenses of the Trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the Trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

Note 2: Management fee, administrative services and other transactions

The fund pays Putnam Management a management fee (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of most open-end funds, as defined in the fund’s management contract, sponsored by Putnam Management. Such annual rates may vary as follows:

0.750%	of the first $5 billion,
0.700%	of the next $5 billion,
0.650%	of the next $10 billion,
0.600%	of the next $10 billion,
0.550%	of the next $50 billion,
0.530%	of the next $50 billion,
0.520%	of the next $100 billion and
0.515%	of any excess thereafter.

The fund’s shareholders approved the fund’s current management contract with Putnam Management effective February 27, 2014. Shareholders were asked to approve the fund’s management contract following the death on October 8, 2013 of The Honourable Paul G. Desmarais, who had controlled directly and indirectly a majority of the voting shares of Power Corporation of Canada, the ultimate parent company of Putnam Management. The substantive terms of the management contract, including terms relating to fees, are identical to the terms of the fund’s previous management contract and reflect the rates provided in the table above.

Dynamic Asset Allocation Growth Fund     107

Putnam Management has contractually agreed, through June 30, 2015, to waive fees or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses, acquired fund fees and expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period. During the reporting period, the fund’s expenses were not reduced as a result of this limit.

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. Putnam Management pays a quarterly sub-management fee to PIL for its services at an annual rate of 0.35% of the average net assets of the portion of the fund managed by PIL.

The Putnam Advisory Company, LLC (PAC), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund, as designated from time to time by Putnam Management or PIL. Putnam Management or PIL, as applicable, pays a quarterly sub-advisory fee to PAC for its services at the annual rate of 0.35% of the average net assets of the portion of the fund’s assets for which PAC is engaged as sub-adviser.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. received fees for investor servicing (except for class R5 and R6 shares) based on the fund’s retail asset level, the number of shareholder accounts in the fund and the level of defined contribution plan assets in the fund. Class R5 shares pay a monthly fee based on the average net assets of class R5 shares at an annual rate of 0.15%. Class R6 shares pay a monthly fee based on the average net assets of class R6 shares at an annual rate of 0.05%. Investor servicing fees will not exceed an annual rate of 0.32% of the fund’s average net assets. During the reporting period, the expenses for each class of shares related to investor servicing fees were as follows:

Class A	$1,929,475
Class B	170,446
Class C	233,163
Class M	43,123
Class R	26,459
Class R5	7,729
Class R6	14,070
Class Y	198,803
Total	$2,623,268

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. The fund also reduced expenses through brokerage/service arrangements. For the reporting period, the fund’s expenses were reduced by $3,176 under the expense offset arrangements and by $77,204 under the brokerage/service arrangements.

Each Independent Trustee of the fund receives an annual Trustee fee, of which $1,086, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

108     Dynamic Asset Allocation Growth Fund

The fund has adopted distribution plans (the Plans) with respect to its class A, class B, class C, class M and class R shares pursuant to Rule 12b–1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management Limited Partnership, an indirect wholly-owned subsidiary of Putnam Investments, LLC, for services provided and expenses incurred in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to 0.35%, 1.00%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.25%, 1.00%, 1.00%, 0.75% and 0.50% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively. During the reporting period, the class specific expenses related to distribution fees were as follows:

Class A	$3,303,956
Class B	1,165,773
Class C	1,597,674
Class M	221,540
Class R	90,649
Total	$6,379,592

For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received net commissions of $317,877 and $3,555 from the sale of class A and class M shares, respectively, and received $39,711 and $2,344 in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

A deferred sales charge of up to 1.00% and 0.65% is assessed on certain redemptions of class A and class M shares, respectively. For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received $4,954 and no monies on class A and class M redemptions, respectively.

Note 3: Purchases and sales of securities

During the reporting period, cost of purchases and proceeds from sales, excluding short-term investments were as follows:

	Cost of purchases	Proceeds from sales
Investments in securities, including TBA commitments (Long-term)	$2,909,116,284	$2,785,626,503
U.S. government securities (Long-term)	—	—
Total	$2,909,116,284	$2,785,626,503

Written option transactions during the reporting period are summarized as follows:

	Written swap option contract amounts	Written swap option premiums	Written equity option contract amount	Written equity option premiums
Written options outstanding at the beginning of the reporting period	$—	$—	$—	$—
Options opened	3,109,000	553,651	2,335,739	902,312
Options exercised	—	—	—	—
Options expired	—	—	(1,284,072)	(466,093)
Options closed	—	—	(87,568)	(33,329)
Written options outstanding at the end of the reporting period	$3,109,000	$553,651	$964,099	$402,890

Dynamic Asset Allocation Growth Fund     109

Note 4: Capital shares

At the close of the reporting period, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

	Year ended 9/30/14		Year ended 9/30/13
Class A	Shares	Amount	Shares	Amount
Shares sold	8,213,820	$139,253,104	8,013,272	$115,450,691
Shares issued in connection with reinvestment of distributions	1,055,899	17,263,946	914,448	12,454,779
	9,269,719	156,517,050	8,927,720	127,905,470
Shares repurchased	(9,707,640)	(164,355,746)	(13,542,252)	(194,128,921)
Net decrease	(437,921)	$(7,838,696)	(4,614,532)	$(66,223,451)

	Year ended 9/30/14		Year ended 9/30/13
Class B	Shares	Amount	Shares	Amount
Shares sold	564,718	$9,407,723	662,038	$9,402,966
Shares issued in connection with reinvestment of distributions	47,919	771,490	32,681	438,572
	612,637	10,179,213	694,719	9,841,538
Shares repurchased	(2,101,472)	(34,941,360)	(2,543,515)	(35,887,044)
Net decrease	(1,488,835)	$(24,762,147)	(1,848,796)	$(26,045,506)

	Year ended 9/30/14		Year ended 9/30/13
Class C	Shares	Amount	Shares	Amount
Shares sold	1,533,921	$25,072,133	1,210,461	$16,943,269
Shares issued in connection with reinvestment of distributions	72,727	1,143,998	42,968	563,743
	1,606,648	26,216,131	1,253,429	17,507,012
Shares repurchased	(1,240,711)	(20,205,883)	(1,519,340)	(20,885,570)
Net increase (decrease)	365,937	$6,010,248	(265,911)	$(3,378,558)

	Year ended 9/30/14		Year ended 9/30/13
Class M	Shares	Amount	Shares	Amount
Shares sold	149,940	$2,483,234	157,268	$2,232,327
Shares issued in connection with reinvestment of distributions	17,189	276,393	12,246	164,224
	167,129	2,759,627	169,514	2,396,551
Shares repurchased	(203,847)	(3,399,851)	(307,252)	(4,352,826)
Net decrease	(36,718)	$(640,224)	(137,738)	$(1,956,275)

	Year ended 9/30/14		Year ended 9/30/13
Class R	Shares	Amount	Shares	Amount
Shares sold	334,354	$5,543,748	270,216	$3,859,556
Shares issued in connection with reinvestment of distributions	12,058	194,129	10,974	147,155
	346,412	5,737,877	281,190	4,006,711
Shares repurchased	(256,228)	(4,243,600)	(388,660)	(5,541,425)
Net increase (decrease)	90,184	$1,494,277	(107,470)	$(1,534,714)

110     Dynamic Asset Allocation Growth Fund

	Year ended 9/30/14		Year ended 9/30/13
Class R5	Shares	Amount	Shares	Amount
Shares sold	453,712	$7,592,690	3,238	$49,670
Shares issued in connection with reinvestment of distributions	6,105	100,484	10	134
	459,817	7,693,174	3,248	49,804
Shares repurchased	(101,195)	(1,753,792)	—	—
Net increase	358,622	$5,939,382	3,248	$49,804

	Year ended 9/30/14		Year ended 9/30/13
Class R6	Shares	Amount	Shares	Amount
Shares sold	361,785	$6,227,550	1,651,339	$24,449,744
Shares issued in connection with reinvestment of distributions	27,407	451,660	10	139
	389,192	6,679,210	1,651,349	24,449,883
Shares repurchased	(176,366)	(3,001,473)	(96,723)	(1,496,080)
Net increase	212,826	$3,677,737	1,554,626	$22,953,803

	Year ended 9/30/14		Year ended 9/30/13
Class Y	Shares	Amount	Shares	Amount
Shares sold	5,480,943	$94,414,138	6,239,738	$90,864,806
Shares issued in connection with reinvestment of distributions	126,504	2,082,263	176,385	2,418,232
	5,607,447	96,496,401	6,416,123	93,283,038
Shares repurchased	(5,314,580)	(91,211,232)	(10,965,706)	(160,774,303)
Net increase (decrease)	292,867	$5,285,169	(4,549,583)	$(67,491,265)

At the close of the reporting period, Putnam Investments, LLC owned the following class shares of the fund:

	Shares owned	Percentage of ownership	Value
Class R5	806	0.22%	$14,298
Class R6	807	0.05%	$14,348

Note 5: Affiliated transactions

Transactions during the reporting period with Putnam Money Market Liquidity Fund and Putnam Short Term Investment Fund, which are under common ownership or control, were as follows:

Name of affiliate	Fair value at the beginning of the reporting period	Purchase cost	Sale proceeds	Investment income	Fair value at the end of the reporting period
Putnam Money Market Liquidity Fund*	$192,561,737	$22,717,866	$181,205,202	$77,685	$34,074,401
Putnam Short Term Investment Fund*	194,542,261	392,445,724	297,806,121	160,052	289,181,864
Totals	$387,103,998	$415,163,590	$479,011,323	$237,737	$323,256,265

*Management fees charged to Putnam Money Market Liquidity Fund and Putnam Short Term Investment Fund have been waived by Putnam Management.

Dynamic Asset Allocation Growth Fund     111

Note 6: Senior loan commitments

Senior loans are purchased or sold on a when-issued or delayed delivery basis and may be settled a month or more after the trade date, which from time to time can delay the actual investment of available cash balances; interest income is accrued based on the terms of the securities. Senior loans can be acquired through an agent, by assignment from another holder of the loan, or as a participation interest in another holder’s portion of the loan. When the fund invests in a loan or participation, the fund is subject to the risk that an intermediate participant between the fund and the borrower will fail to meet its obligations to the fund, in addition to the risk that the borrower under the loan may default on its obligations.

Note 7: Market, credit and other risks

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations. The fund may invest a significant portion of its assets in securitized debt instruments, including mortgage-backed and asset-backed investments. The yields and values of these investments are sensitive to changes in interest rates, the rate of principal payments on the underlying assets and the market’s perception of the issuers. The market for these investments may be volatile and limited, which may make them difficult to buy or sell.

Note 8: Summary of derivative activity

The volume of activity for the reporting period for any derivative type that was held during the period is listed below and was as follows based on an average of the holdings at the end of each fiscal quarter:

Purchased equity option contracts (contract amount)	$280,000
Written equity option contracts (contract amount) (Note 3)	$280,000
Written swap option contracts (contract amount) (Note 3)	$2,200,000
Futures contracts (number of contracts)	7,000
Forward currency contracts (contract amount)	$553,400,000
OTC interest rate swap contracts (notional)	$2,300,000
Centrally cleared interest rate swap contracts (notional)	$154,300,000
OTC total return swap contracts (notional)	$186,000,000
OTC credit default contracts (notional)	$9,600,000
Centrally cleared credit default contracts (notional)	$94,900,000
Warrants (number of warrants)	2,600,000

112     Dynamic Asset Allocation Growth Fund

The following is a summary of the fair value of derivative instruments as of the close of the reporting period:

Fair value of derivative instruments as of the close of the reporting period

	Asset derivatives		Liability derivatives
Derivatives not accounted for as hedging instruments under ASC 815	Statement of assets and liabilities location	Fair value	Statement of assets and liabilities location	Fair value
Credit contracts	Receivables, Net assets — Unrealized appreciation	$440,030*	Payables, Net assets — Unrealized depreciation	$2,652,591*
Foreign exchange contracts	Receivables	10,754,021	Payables	3,526,807
Equity contracts	Investments, Receivables, Net assets — Unrealized appreciation	6,640,181*	Payables, Net assets — Unrealized depreciation	9,424,109*
Interest rate contracts	Receivables, Net assets — Unrealized appreciation	277,560*	Payables, Net assets — Unrealized depreciation	1,497,859*
Total		$18,111,792		$17,101,366

*Includes cumulative appreciation/depreciation of futures contracts and centrally cleared swaps as reported in the fund’s portfolio. Only current day’s variation margin is reported within the Statement of assets and liabilities.

The following is a summary of realized and change in unrealized gains or losses of derivative instruments on the Statement of operations for the reporting period (see Note 1):

Amount of realized gain or (loss) on derivatives recognized in net gain or (loss) on investments

Derivatives not accounted for as hedging instruments under ASC 815	Warrants	Options	Futures	Forward currency contracts	Swaps	Total
Credit contracts	$—	$—	$—	$—	$7,600,267	$7,600,267
Foreign exchange contracts	—	—	—	(1,507,063)	—	$(1,507,063)
Equity contracts	84,368	(72,346)	55,039,792	—	(1,042,924)	$54,008,890
Interest rate contracts	—	(45,341)	466,954	—	(2,164,241)	$(1,742,628)
Total	$84,368	$(117,687)	$55,506,746	$(1,507,063)	$4,393,102	$58,359,466

Dynamic Asset Allocation Growth Fund     113

Change in unrealized appreciation or (depreciation) on derivatives recognized in net gain or (loss) on investments

Derivatives not accounted for as hedging instruments under ASC 815	Warrants	Options	Futures	Forward currency contracts	Swaps	Total
Credit contracts	$—	$—	$—	$—	$(1,499,653)	$(1,499,653)
Foreign exchange contracts	—	—	—	11,064,419	—	$11,064,419
Equity contracts	117,270	133,244	(6,131,615)	—	2,206,172	$(3,674,929)
Interest rate contracts	—	45,278	(163,289)	—	907,930	$789,919
Total	$117,270	$178,522	$(6,294,904)	$11,064,419	$1,614,449	$6,679,756

114     Dynamic Asset Allocation Growth Fund

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Dynamic Asset Allocation Growth Fund     115

Note 9: Offsetting of financial and derivative assets and liabilities

The following table summarizes any derivatives, repurchase agreements and reverse repurchase agreements, at the end of the reporting period, that are subject to an enforceable master netting agreement or similar agreement. For securities lending transactions or borrowing transactions associated with securities sold short, if any, see Note 1. For financial reporting purposes, the fund does not offset financial assets and financial liabilities that are subject to the master netting agreements in the Statement of assets and liabilities.

	Bank of America N.A.	Barclays Bank PLC	Barclays Capital Inc. (clearing broker)	Citibank, N.A.	Credit Suisse International	Deutsche Bank AG	Goldman Sachs International	HSBC Bank USA, National Association	JPMorgan Chase Bank N.A.	Merrill Lynch, Pierce, Fenner & Smith, Inc.	Royal Bank of Scotland PLC (The)	State Street Bank and Trust Co.	UBS AG	WestPac Banking Corp.	Total
Assets:
Centrally cleared interest rate swap contracts§	$—	$—	$51,162	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$51,162
OTC Total return swap contracts*#	—	9,403	—	1,822,263	9,692	—	49	—	—	—	—	—	—	—	1,841,407
OTC Credit default contracts*#	—	—	—	—	5,266	—	149	—	—	—	—	—	—	—	5,415
Centrally cleared credit default contracts§	—	—	30,425	—	—	—	—	—	—	—	—	—	—	—	30,425
Futures contracts§	—	—	—	—	—	—	—	—	—	303,727	—	—	—	—	303,727
Forward currency contracts#	300,530	1,403,000	—	1,087,413	1,414,453	849,617	817,194	513,765	1,291,350	—	6,694	1,259,464	1,094,629	715,912	10,754,021
Purchased options**#	1,011,701	—	—	—	—	—	—	—	—	—	—	—	—	—	1,011,701
Total Assets	$1,312,231	$1,412,403	$81,587	$2,909,676	$1,429,411	$849,617	$817,392	$513,765	$1,291,350	$303,727	$6,694	$1,259,464	$1,094,629	$715,912	$13,997,858
Liabilities:
Centrally cleared interest rate swap contracts§	—	—	4,212	—	—	—	—	—	—	—	—	—	—	—	4,212
OTC Total return swap contracts*#	—	14,011	—	—	—	—	11,526	—	—	—	—	—	—	—	25,537
OTC Credit default contracts*#	786	268	—	—	9,326	—	2,092	—	—	—	—	—	—	—	12,472
Centrally cleared credit default contracts§	—	—	263,651	—	—	—	—	—	—	—	—	—	—	—	263,651
Futures contracts§	—	—	—	—	—	—	—	—	—	1,527,184	—	—	—	—	1,527,184
Forward currency contracts#	46,381	294,172	—	902,810	262,790	465,116	95,416	87,731	507,840	—	5,751	744,732	1,104	112,964	3,526,807
Written swap options#	—	—	—	—	—	—	—	—	508,373	—	—	—	—	—	508,373
Written options#	578,821	—	—	—	—	—	—	—	—	—	—	—	—	—	578,821
Total Liabilities	$625,988	$308,451	$267,863	$902,810	$272,116	$465,116	$109,034	$87,731	$1,016,213	$1,527,184	$5,751	$744,732	$1,104	$112,964	$6,447,057
Total Financial and Derivative Net Assets	$686,243	$1,103,952	$(186,276)	$2,006,866	$1,157,295	$384,501	$708,358	$426,034	$275,137	$(1,223,457)	$943	$514,732	$1,093,525	$602,948	$7,550,801
Total collateral received (pledged)†##	$530,000	$1,005,776	$—	$450,000	$1,070,713	$250,000	$672,711	$309,553	$120,000	$—	$—	$—	$1,022,089	$—
Net amount	$156,243	$98,176	$(186,276)	$1,556,866	$86,582	$134,501	$35,647	$116,481	$155,137	$(1,223,457)	$943	$514,732	$71,436	$602,948

*	Excludes premiums, if any. Included in unrealized appreciation and depreciation on OTC swap contracts on the Statement of assets and liabilities.
**	Included with Investments in securities on the Statement of assets and liabilities.
†	Additional collateral may be required from certain brokers based on individual agreements.
#	Covered by master netting agreement (Note 1).
##	Any over-collateralization of total financial and derivative net assets is not shown. Collateral may include amounts related to unsettled agreements.
§

Includes current day’s variation margin only as reported on the Statement of assets and liabilities, which is not collateralized. Cumulative appreciation/(depreciation) for futures contracts and centrally cleared swap contracts is represented in the tables listed after the fund’s portfolio.

116	Dynamic Asset Allocation Growth Fund	Dynamic Asset Allocation Growth Fund	117

Federal tax information (Unaudited)

Pursuant to §852 of the Internal Revenue Code, as amended, the fund hereby designates $153,034,707 as a capital gain dividend with respect to the taxable year ended September 30, 2014, or, if subsequently determined to be different, the net capital gain of such year.

The fund designated 16.00% of ordinary income distributions as qualifying for the dividends received deduction for corporations.

For the reporting period, the fund hereby designates 24.95%, or the maximum amount allowable, of its taxable ordinary income distributions as qualified dividends taxed at the individual net capital gain rates.

For the reporting period, pursuant to §871(k) of the Internal Revenue Code, the fund hereby designates $10,333,813 of distributions paid as qualifying to be taxed as interest-related dividends, and no monies to be taxed as short-term capital gain dividends for nonresident alien shareholders.

The Form 1099 that will be mailed to you in January 2015 will show the tax status of all distributions paid to your account in calendar 2014.

118     Dynamic Asset Allocation Growth Fund

Shareholder meeting results (Unaudited)

February 27, 2014 special meeting

At the meeting, each of the nominees for Trustees was elected, with all funds of the Trust voting together as a single class as follows:

		Votes for	Votes withheld
Liaquat Ahamed		176,804,132	6,294,359
Ravi Akhoury		176,905,841	6,192,649
Barbara M. Baumann		177,716,173	5,382,317
Jameson A. Baxter		177,651,443	5,447,047
Charles B. Curtis		177,640,934	5,457,557
Robert J. Darretta		177,728,771	5,369,719
Katinka Domotorffy		177,481,553	5,616,937
John A. Hill		177,758,170	5,340,320
Paul L. Joskow		177,751,800	5,346,690
Kenneth R. Leibler		177,821,901	5,276,589
Robert E. Patterson		177,687,130	5,411,360
George Putnam, III		177,756,853	5,341,637
Robert L. Reynolds		177,861,329	5,237,161
W. Thomas Stephens		177,702,507	5,395,983
A proposal to approve a new management contract between the fund and Putnam Management was approved as follows:
Votes for	Votes against	Abstentions	Broker non-votes
55,274,623	1,142,227	2,960,050	15,672,157
A proposal to adopt an Amended and Restated Declaration of Trust was approved with all funds of the Trust voting together as a single class, as follows:
Votes for	Votes against	Abstentions	Broker non-votes
137,678,659	3,199,261	8,004,299	34,216,272

All tabulations are rounded to the nearest whole number.

Dynamic Asset Allocation Growth Fund     119

About the Trustees

Independent Trustees

Liaquat Ahamed

Born 1952, Trustee since 2012

Principal occupations during past five years: Pulitzer Prize-winning author of Lords of Finance: The Bankers Who Broke the World, whose articles on economics have appeared in such publications as the New York Times, Foreign Affairs, and the Financial Times. Director of Aspen Insurance Co., a New York Stock Exchange company, and Chair of the Aspen Board’s Investment Committee. Trustee of the Brookings Institution and Chair of its Investment Committee.

Other directorships: The Rohatyn Group, an emerging-market fund complex that manages money for institutions

Ravi Akhoury

Born 1947, Trustee since 2009

Principal occupations during past five years: Trustee of American India Foundation and of the Rubin Museum. From 1992 to 2007, was Chairman and CEO of MacKay Shields, a multi-product investment management firm.

Other directorships: RAGE Frameworks, Inc., a private software company; English Helper, Inc., a private software company

Barbara M. Baumann

Born 1955, Trustee since 2010

Principal occupations during past five years: President and Owner of Cross Creek Energy Corporation, a strategic consultant to domestic energy firms and direct investor in energy projects. Current Board member of The Denver Foundation. Former Chair and current Board member of Girls Incorporated of Metro Denver. Member of the Finance Committee, the Children’s Hospital of Colorado.

Other directorships: Buckeye Partners, L.P., a publicly traded master limited partnership focused on pipeline transport, storage, and distribution of petroleum products; Devon Energy Corporation, a leading independent natural gas and oil exploration and production company

Jameson A. Baxter

Born 1943, Trustee since 1994, Vice Chair from 2005 to 2011, and Chair since 2011

Principal occupations during past five years: President of Baxter Associates, Inc., a private investment firm. Chair of Mutual Fund Directors Forum. Chair Emeritus of the Board of Trustees of Mount Holyoke College. Director of the Adirondack Land Trust and Trustee of the Nature Conservancy’s Adirondack Chapter.

Charles B. Curtis

Born 1940, Trustee since 2001

Principal occupations during past five years: Senior Advisor to the Center for Strategic and International Studies. President Emeritus and former President and Chief Operating Officer of the Nuclear Threat Initiative, a private foundation dealing with national security issues. Member of the Council on Foreign Relations and U.S. State Department International Security Advisory Board.

Robert J. Darretta

Born 1946, Trustee since 2007

Principal occupations during past five years: From 2009 until 2012, served as Health Care Industry Advisor to Permira, a global private equity firm. Until April 2007, was Vice Chairman of the Board of Directors of Johnson & Johnson. Served as Johnson & Johnson’s Chief Financial Officer for a decade.

Other directorships: UnitedHealth Group, a diversified health-care company

Katinka Domotorffy

Born 1975, Trustee since 2012

Principal occupations during past five years: Voting member of the Investment Committees of the Anne Ray Charitable Trust and Margaret A. Cargill Foundation, part of the Margaret A. Cargill Philanthropies. Until 2011, Partner, Chief Investment Officer, and Global Head of Quantitative Investment Strategies at Goldman Sachs Asset Management.

Other directorships: Reach Out and Read of Greater New York, an organization dedicated to promoting childhood literacy

John A. Hill

Born 1942, Trustee since 1985 and Chairman from 2000 to 2011

Principal occupations during past five years: Founder and Vice-Chairman of First Reserve Corporation, the leading private equity buyout firm focused on the worldwide energy industry. Trustee and Chairman of the Board of Trustees of Sarah Lawrence College. Member of the Advisory Board of the Millstein Center for Global Markets and Corporate Ownership at The Columbia University Law School.

Other directorships: Devon Energy Corporation, a leading independent natural gas and oil exploration and production company

120     Dynamic Asset Allocation Growth Fund

Paul L. Joskow

Born 1947, Trustee since 1997

Principal occupations during past five years: Economist and President of the Alfred P. Sloan Foundation, a philanthropic institution focused primarily on research and education on issues related to science, technology, and economic performance. Elizabeth and James Killian Professor of Economics, Emeritus at the Massachusetts Institute of Technology (MIT). Prior to 2007, served as the Director of the Center for Energy and Environmental Policy Research at MIT.

Other directorships: Yale University; Exelon Corporation, an energy company focused on power services; Boston Symphony Orchestra; Prior to April 2013, served as Director of TransCanada Corporation and TransCanada Pipelines Ltd., energy companies focused on natural gas transmission, oil pipelines and power services

Kenneth R. Leibler

Born 1949, Trustee since 2006

Principal occupations during past five years: Founder and former Chairman of Boston Options Exchange, an electronic marketplace for the trading of derivative securities. Serves on the Board of Trustees of Beth Israel Deaconess Hospital in Boston, Massachusetts. Director of Beth Israel Deaconess Care Organization. Until November 2010, director of Ruder Finn Group, a global communications and advertising firm.

Other directorships: Northeast Utilities, which operates New England’s largest energy delivery system

Robert E. Patterson

Born 1945, Trustee since 1984

Principal occupations during past five years: Co-Chairman of Cabot Properties, Inc., a private equity firm investing in commercial real estate, and Chairman of its Investment Committee. Past Chairman and Trustee of the Joslin Diabetes Center.

George Putnam, III

Born 1951, Trustee since 1984

Principal occupations during past five years: Chairman of New Generation Research, Inc., a publisher of financial advisory and other research services. Founder and President of New Generation Advisors, LLC, a registered investment advisor to private funds. Director of The Boston Family Office, LLC, a registered investment advisor.

W. Thomas Stephens

Born 1942, Trustee from 1997 to 2008 and since 2009

Principal occupations during past five years: Retired as Chairman and Chief Executive Officer of Boise Cascade, LLC, a paper, forest products, and timberland assets company, in December 2008. Prior to 2010, Director of Boise Inc., a manufacturer of paper and packaging products.

Other directorships: TransCanada Pipelines Ltd., an energy infrastructure company

Interested Trustee

Robert L. Reynolds*

Born 1952, Trustee since 2008 and President of the Putnam Funds since 2009

Principal occupations during past five years: President and Chief Executive Officer of Putnam Investments since 2008 and, since 2014, President and Chief Executive Officer of Great-West Financial, a financial services company that provides retirement savings plans, life insurance, and annuity and executive benefits products, and of Great-West Lifeco U.S. Inc., a holding company that owns Putnam Investments and Great-West Financial. Prior to joining Putnam Investments, served as Vice Chairman and Chief Operating Officer of Fidelity Investments from 2000 to 2007.

*Mr. Reynolds is an “interested person” (as defined in the Investment Company Act of 1940) of the fund and Putnam Investments. He is President and Chief Executive Officer of Putnam Investments, as well as the President of your fund and each of the other Putnam funds.

The address of each Trustee is One Post Office Square, Boston, MA 02109.

As of September 30, 2014, there were 116 Putnam funds. All Trustees serve as Trustees of all Putnam funds.

Each Trustee serves for an indefinite term, until his or her resignation, retirement at age 75, removal, or death.

Dynamic Asset Allocation Growth Fund     121

Officers

In addition to Robert L. Reynolds, the other officers of the fund are shown below:

Jonathan S. Horwitz (Born 1955)

Executive Vice President, Principal Executive Officer, and Compliance Liaison

Since 2004

Steven D. Krichmar (Born 1958)

Vice President and Principal Financial Officer

Since 2002

Chief of Operations, Putnam Investments and Putnam Management

Robert T. Burns (Born 1961)

Vice President and Chief Legal Officer

Since 2011

General Counsel, Putnam Investments, Putnam Management, and Putnam Retail Management

Robert R. Leveille (Born 1969)

Vice President and Chief Compliance Officer

Since 2007

Chief Compliance Officer, Putnam Investments, Putnam Management, and Putnam Retail Management

Michael J. Higgins (Born 1976)

Vice President, Treasurer, and Clerk

Since 2010

Manager of Finance, Dunkin’ Brands (2008–2010); Senior Financial Analyst, Old Mutual Asset Management (2007–2008); Senior Financial Analyst, Putnam Investments (1999–2007)

Janet C. Smith (Born 1965)

Vice President, Principal Accounting Officer, and Assistant Treasurer

Since 2007

Director of Fund Administration Services, Putnam Investments and Putnam Management

Susan G. Malloy (Born 1957)

Vice President and Assistant Treasurer

Since 2007

Director of Accounting & Control Services, Putnam Investments and Putnam Management

James P. Pappas (Born 1953)

Vice President

Since 2004

Director of Trustee Relations, Putnam Investments and Putnam Management

Mark C. Trenchard (Born 1962)

Vice President and BSA Compliance Officer

Since 2002

Director of Operational Compliance, Putnam Investments and Putnam Retail Management

Nancy E. Florek (Born 1957)

Vice President, Director of Proxy Voting and Corporate Governance, Assistant Clerk, and Associate Treasurer

Since 2000
The principal occupations of the officers for the past five years have been with the employers as shown above, although in some cases they have held different positions with such employers. The address of each officer is One Post Office Square, Boston, MA 02109.

122     Dynamic Asset Allocation Growth Fund

Putnam family of funds

The following is a list of Putnam’s open-end mutual funds offered to the public. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund before investing. For a prospectus, or a summary prospectus if available, containing this and other information for any Putnam fund or product, contact your financial advisor or call Putnam Investor Services at 1-800-225-1581. Please read the prospectus carefully before investing.

Growth

Growth Opportunities Fund

International Growth Fund

Multi-Cap Growth Fund

Small Cap Growth Fund

Voyager Fund

Blend

Asia Pacific Equity Fund

Capital Opportunities Fund

Capital Spectrum Fund

Emerging Markets Equity Fund

Equity Spectrum Fund

Europe Equity Fund

Global Equity Fund

International Capital Opportunities Fund

International Equity Fund

Investors Fund

Low Volatility Equity Fund

Multi-Cap Core Fund

Research Fund

Strategic Volatility Equity Fund

Value

Convertible Securities Fund

Equity Income Fund

Global Dividend Fund

The Putnam Fund for Growth and Income

International Value Fund

Multi-Cap Value Fund

Small Cap Value Fund

Income

American Government Income Fund

Diversified Income Trust

Emerging Markets Income Fund

Floating Rate Income Fund

Global Income Trust

High Yield Advantage Fund

High Yield Trust

Income Fund

Money Market Fund*

Short Duration Income Fund

U.S. Government Income Trust

Tax-free Income

AMT-Free Municipal Fund

Intermediate-Term Municipal Income Fund

Short-Term Municipal Income Fund

Tax Exempt Income Fund

Tax Exempt Money Market Fund*

Tax-Free High Yield Fund

State tax-free income funds†:

Arizona, California, Massachusetts, Michigan, Minnesota, New Jersey, New York, Ohio, and Pennsylvania.

* An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.

†Not available in all states.

Dynamic Asset Allocation Growth Fund     123

Absolute Return

Absolute Return 100 Fund®

Absolute Return 300 Fund®

Absolute Return 500 Fund®

Absolute Return 700 Fund®

Global Sector

Global Consumer Fund

Global Energy Fund

Global Financials Fund

Global Health Care Fund

Global Industrials Fund

Global Natural Resources Fund

Global Sector Fund

Global Technology Fund

Global Telecommunications Fund

Global Utilities Fund

Asset Allocation

George Putnam Balanced Fund

Global Asset Allocation Funds — four investment portfolios that spread your money across a variety of stocks, bonds, and money market instruments.

Dynamic Asset Allocation Balanced Fund

Dynamic Asset Allocation Conservative Fund

Dynamic Asset Allocation Growth Fund

Dynamic Risk Allocation Fund

Retirement Income Lifestyle Funds — portfolios with managed allocations to stocks, bonds, and money market investments to generate retirement income.

Retirement Income Fund Lifestyle 1

Retirement Income Fund Lifestyle 2

Retirement Income Fund Lifestyle 3

RetirementReady®Funds — portfolios with adjusting allocations to stocks, bonds, and money market instruments, becoming more conservative over time.

RetirementReady® 2055 Fund

RetirementReady® 2050 Fund

RetirementReady® 2045 Fund

RetirementReady® 2040 Fund

RetirementReady® 2035 Fund

RetirementReady® 2030 Fund

RetirementReady® 2025 Fund

RetirementReady® 2020 Fund

RetirementReady® 2015 Fund

Check your account balances and the most recent month-end performance in the Individual Investors section at putnam.com.

124     Dynamic Asset Allocation Growth Fund

Fund information

Founded over 75 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage over 100 funds across income, value, blend, growth, asset allocation, absolute return, and global sector categories.

Investment Manager

Putnam Investment
Management, LLC
One Post Office Square
Boston, MA 02109

Investment Sub-Manager

Putnam Investments Limited
57–59 St James’s Street
London, England SW1A 1LD

Investment Sub-Advisor

The Putnam Advisory Company, LLC
One Post Office Square
Boston, MA 02109

Marketing Services

Putnam Retail Management
One Post Office Square
Boston, MA 02109

Custodian

State Street Bank
and Trust Company

Legal Counsel

Ropes & Gray LLP

Auditor

PricewaterhouseCoopers LLP

Trustees

Jameson A. Baxter, Chair
Liaquat Ahamed
Ravi Akhoury
Barbara M. Baumann
Charles B. Curtis
Robert J. Darretta
Katinka Domotorffy
John A. Hill
Paul L. Joskow
Kenneth R. Leibler
Robert E. Patterson
George Putnam, III
Robert L. Reynolds
W. Thomas Stephens

Officers

Robert L. Reynolds
President

Jonathan S. Horwitz
Executive Vice President,
Principal Executive Officer, and
Compliance Liaison

Steven D. Krichmar
Vice President and
Principal Financial Officer

Robert T. Burns
Vice President and
Chief Legal Officer

Robert R. Leveille
Vice President and
Chief Compliance Officer

Michael J. Higgins
Vice President, Treasurer,
and Clerk

Janet C. Smith
Vice President,
Principal Accounting Officer,
and Assistant Treasurer

Susan G. Malloy
Vice President and
Assistant Treasurer

James P. Pappas
Vice President

Mark C. Trenchard
Vice President and
BSA Compliance Officer

Nancy E. Florek
Vice President, Director of
Proxy Voting and Corporate
Governance, Assistant Clerk,
and Associate Treasurer

This report is for the information of shareholders of Putnam Dynamic Asset Allocation Growth Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit putnam.com. Investors should carefully consider the investment objectives, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus or summary prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

75 YEARS

A BALANCED APPROACH

Since 1937, when George Putnam created a diverse mix of stocks and bonds in a single, professionally managed portfolio, Putnam has championed the balanced approach.

A WORLD OF INVESTING

Today, we offer investors a world of equity, fixed-income, multi-asset, and absolute-return portfolios to suit a range of financial goals.

A COMMITMENT TO EXCELLENCE

Our portfolio managers seek superior results over time, backed by original, fundamental research on a global scale. We believe in the value of experienced financial advice, in providing exemplary service, and in putting clients first in all we do.

Putnam INVESTMENTS

One Post Office Square
Boston, MA 02109

putnam.com

1-800-225-1581

PRSRT STD
U.S. POSTAGE PAID
BROCKTON, MA
PERMIT NO. 600

Electronic service requested

Go paperless: Log on to putnam.com or scan this code to update your mailing options.

AN058
290497 11/14

Item 2. Code of Ethics:

(a) The fund’s principal executive, financial and accounting officers are employees of Putnam Investment Management, LLC, the Fund’s investment manager. As such they are subject to a comprehensive Code of Ethics adopted and administered by Putnam Investments which is designed to protect the interests of the firm and its clients. The Fund has adopted a Code of Ethics which incorporates the Code of Ethics of Putnam Investments with respect to all of its officers and Trustees who are employees of Putnam Investment Management, LLC. For this reason, the Fund has not adopted a separate code of ethics governing its principal executive, financial and accounting officers.

(c) In July 2013, the Code of Ethics of Putnam Investment Management, LLC was amended. The changes to the Code of Ethics were as follows: (i) eliminating the requirement for employees to hold their shares of Putnam mutual funds for specified periods of time, (ii) removing the requirement to preclear transactions in certain kinds of exchange-traded funds and exchange-traded notes, although reporting of all such instruments remains required; (iii) eliminating the excessive trading rule related to employee transactions in securities requiring preclearance under the Code; (iv) adding provisions related to monitoring of employee trading; (v) changing from a set number of shares to a set dollar value of stock of mid- and large-cap companies on the Restricted List that can be purchased or sold; (vi) adding a requirement starting in March 2014 for employees to generally use certain approved brokers that provide Putnam with an electronic feed of transactions and statements for their personal brokerage accounts; and (vii) certain other changes.

Item 3. Audit Committee Financial Expert:

The Funds’ Audit and Compliance Committee is comprised solely of Trustees who are “independent” (as such term has been defined by the Securities and Exchange Commission (“SEC”) in regulations implementing Section 407 of the Sarbanes-Oxley Act (the “Regulations”)). The Trustees believe that each of the members of the Audit and Compliance Committee also possess a combination of knowledge and experience with respect to financial accounting matters, as well as other attributes, that qualify them for service on the Committee. In addition, the Trustees have determined that each of Mr. Leibler, Mr. Hill, Mr. Darretta, and Ms. Baumann qualifies as an “audit committee financial expert” (as such term has been defined by the Regulations) based on their review of his or her pertinent experience and education. The SEC has stated, and the funds’ amended and restated agreement and Declaration of Trust provides, that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the Audit and Compliance Committee and the Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services:

The following table presents fees billed in each of the last two fiscal years for services rendered to the fund by the fund’s independent auditor:

Fiscal year ended	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees

September 30, 2014	$160,497	$ —	$40,243	$ —
September 30, 2013	$161,823	$ —	$34,890	$ —

For the fiscal years ended September 30, 2014 and September 30, 2013, the fund’s independent auditor billed aggregate non-audit fees in the amounts of $616,417 and $184,890 respectively, to the fund, Putnam Management and any entity controlling, controlled by or under common control with Putnam Management that provides ongoing services to the fund.

Audit Fees represent fees billed for the fund’s last two fiscal years relating to the audit and review of the financial statements included in annual reports and registration statements, and other services that are normally provided in connection with statutory and regulatory filings or engagements.

Audit-Related Fees represent fees billed in the fund’s last two fiscal years for services traditionally performed by the fund’s auditor, including accounting consultation for proposed transactions or concerning financial accounting and reporting standards and other audit or attest services not required by statute or regulation.

Tax Fees represent fees billed in the fund’s last two fiscal years for tax compliance, tax planning and tax advice services. Tax planning and tax advice services include assistance with tax audits, employee benefit plans and requests for rulings or technical advice from taxing authorities.

Pre-Approval Policies of the Audit and Compliance Committee. The Audit and Compliance Committee of the Putnam funds has determined that, as a matter of policy, all work performed for the funds by the funds’ independent auditors will be pre-approved by the Committee itself and thus will generally not be subject to pre-approval procedures.

The Audit and Compliance Committee also has adopted a policy to pre-approve the engagement by Putnam Management and certain of its affiliates of the funds’ independent auditors, even in circumstances where pre-approval is not required by applicable law. Any such requests by Putnam Management or certain of its affiliates are typically submitted in writing to the Committee and explain, among other things, the nature of the proposed engagement, the estimated fees, and why this work should be performed by that particular audit firm as opposed to another one. In reviewing such requests, the Committee considers, among other things, whether the provision of such services by the audit firm are compatible with the independence of the audit firm.

The following table presents fees billed by the fund’s independent auditor for services required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

Fiscal year ended	Audit-Related Fees	Tax Fees	All Other Fees	Total Non-Audit Fees

September 30, 2014	$ —	$576,174	$ —	$ —

September 30, 2013	$ —	$150,000	$ —	$ —

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission’s rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) The Code of Ethics of The Putnam Funds, which incorporates the Code of Ethics of Putnam Investments, is filed herewith.

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Asset Allocation Funds

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Accounting Officer

Date: November 26, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/ Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer

Date: November 26, 2014

By (Signature and Title):

/s/ Steven D. Krichmar Steven D. Krichmar Principal Financial Officer

Date: November 26, 2014